1933 Act File No. 33-45753
                                                     1940 Act File No. 811-06561

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-lA

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                X
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         Pre-Effective Amendment No.
         Post-Effective Amendment No. 23                               X
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-
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        X
                                                                   - - - -
-
         Amendment No. 22                                              X
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-

                                   CCMI FUNDS
               (Exact Name of Registrant as Specified in Charter)

           431 North Pennsylvania Street, Indianapolis, Indiana 46204
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (317) 917-7000

                               Anthony J. Ghoston
                                   CCMI Funds
                          431 North Pennsylvania Street
                             Indianapolis, IN 46204
                     (Name and Address of Agent for Service)

                                  With copy to:
                    Donald S. Mendelsohn, Thompson Hine LLP,
              312 Walnut Street, Suite 1400, Cincinnati, Ohio 45202

It is proposed that this filing will become effective:

immediately upon filing pursuant to paragraph (b) on pursuant to paragraph (b) 60 days after filing pursuant to paragraph (a)(i) X on October 1, 2004 pursuant to paragraph (a)(i) 75 days after filing pursuant to paragraph (a)(ii) on _____________ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS



CCMI FUNDS

CCMI Bond Fund: A mutual fund seeking to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

CCMI Equity Fund: A mutual fund seeking to provide high total return over longer periods of time through appreciation of capital and current income provided by dividends and interest payments. The Fund attempts to achieve this objective by investing primarily in common stocks.


        Contents
        Risk/Return Summary
               CCMI Bond Fund .................................................1
               CCMI Equity Fund ...............................................3
        What are the Funds' Fees and Expenses?.................................6
        What are the Bond Fund's Investment Strategies?........................7
        What are the  Principal Securities in Which the Bond Fund Invests?.....7
        What are the  Specific Risks of Investing in the Bond Fund?...........10
        What are the Equity Fund's Investment Strategies?.....................11
        What are the Principal Securities in Which the Equity Fund Invests? ..12
        What are the Specific Risks of Investing in the Equity Fund?..........13
        What Do Shares Cost? .................................................13
        How are the Funds Sold?...............................................14
        How to Purchase Shares................................................14
        How to Exchange Shares ...............................................16
        How to Redeem Shares..................................................17
        Account and Share Information.........................................19
        Who Manages the Funds?................................................20
        Financial Highlights..................................................22
        Privacy Policy .......................................................24



As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


OCTOBER 1, 2004

                                NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

RISK/RETURN SUMMARY

CCMI BOND FUND



WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests primarily in a diversified portfolio of investment grade fixed income securities. The Fund's investment adviser ("Adviser") seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the security type that the Adviser expects to offer the best balance between current income and risk. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

o Interest Rate Risks. Prices of fixed income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed income securities with longer durations.

o Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

o Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds of the applicable mortgage backed securities at the lower interest rates available. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities due to the potential prepayment of higher interest mortgages.

o Government Risk. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. It is possible that the U.S. government would not provide financial support to its agencies if it is not required to do so by law. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price or yield could fall. The U.S. government guarantees payment of principal and timely payment of interest on certain U. S. government securities. This does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.



Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the Fund's 2003 total return. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The performance information in the bar chart and table does not reflect the payment of any sales charge, which was eliminated June 7, 2004. The Fund's performance would have been lower if the sales charge were included. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Total Return as of December 31,

                 2003        4.02%

The Fund's total return for the six-month period from January 1, 2004 through June 30, 2004 was -0.68%.

Within the period shown in the bar chart, the Fund's highest quarterly return was 3.04% (quarter ended June 30, 2003). Its lowest quarterly return was -0.99% (quarter ended September 30, 2003).


Average Annual Total Return Table

Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund's shares to illustrate the effect of federal taxes on the Fund returns. Actual after tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Aggregate Bond Index (the LB Index). The LB Index includes over 5,000 fixed rate debt issues rated investment grade or higher by rating agencies. The LB Index is comprised of government, corporate, and mortgage backed securities. All returns are market value weighted inclusive of accrued interest. Index returns do not reflect taxes, expenses or other fees that the SEC requires to be reflected in the Fund's performance.

For the periods ended December 31, 2003
------------------------------------------
                                                                        Start of
CCMI Bond Fund                                    One Year          Performance1
--------------------------------------         -------------   -----------------

Return before taxes                                 4.02%               7.85%

Return after taxes on distributions2                1.97%               6.29%

Return After Taxes on Distributions
and Sale of Fund Shares2                            2.54%               5.71%

Lehman Brothers Aggregate Bond Index                4.11%               6.94%

1  The Fund's start of performance date was July 1, 2002.
2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.
Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential return.


CCMI EQUITY FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is to provide high total return over longer periods of time through appreciation of capital and current income provided by dividends and interest payments. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests primarily in a broad, diversified range of common stocks of companies deemed to have above average earnings growth prospects and whose shares are available at reasonable prices. As a matter of investment policy, the Fund will invest so that, under normal circumstances, at least 80% of its assets are invested in equity securities. The Fund uses a "blended" style of investing, selecting both growth and value stocks.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's return include:

o Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's share price may decline suddenly or over a sustained period of time.

o Risks Relating to Investing for Growth. Growth Stocks may experience a larger decline than value stocks on a forecast of lower earnings, a negative fundamental development or an adverse market development.

o Risk Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and therefore may lag behind growth stocks in an up market.

o Sector Risks. Because the Adviser may allocate more of the Fund's portfolio holdings to a particular industry sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

The Shares offered by this prospectus are not deposits or obligations of Commerce Capital Management, Inc. or its affiliates, are not endorsed or guaranteed by Commerce Capital Management, Inc. or its affiliates and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.



Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The performance information in the bar chart and table does not reflect the payment of any sales charge, which was eliminated June 7, 2004. The Fund's performance would have been lower if the sales charge were included. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Total Return as of December 31,

                    1995      29.16%
                    1996      21.43%
                    1997      30.27%
                    1998      24.49%
                    1999      14.77%
                    2000      -2.05%
                    2001     -10.03%
                    2002     -21.12%
                    2003      27.83%

The Fund's total return for the six-month period from January 1, 2004 through June 30, 2004 was 3.76%.

Within the period shown in the bar chart, the Fund's highest quarterly return was 21.31% (quarter ended December 31, 1998). Its lowest quarterly return was -17.12% (quarter ended September 30, 2002).

Average Annual Total Return Table

Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund's shares to illustrate the effect of federal taxes on the Fund returns. Actual after tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor's 500 Index (S&P 500), a broad-based market index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect taxes, expenses or other fees that the SEC requires to be reflected in the Fund's performance.

For the periods ended December 31, 2003                                              Start of
------------------------------------------------
CCMI Equity Fund                                    One Year       Five Year       Performance1
----------------------                            -------------   -------------  -----------------

Return before taxes                                     27.83%           0.39%             11.23%

Return after taxes on distributions2                    27.50%          -1.33%              9.45%

Return After Taxes on Distributions
and Sale of Fund Shares2                                16.92%           0.22%              9.19%

S&P 500 Index                                           28.66%          -0.58%             12.27%


1  The Fund's start of performance date was December 5, 1994.
2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.
Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential return.

WHAT ARE THE FUNDS' FEES AND EXPENSES?


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds.

                                                                       CCMI Bond   CCMI Equity
                                                                         Fund          Fund
 Shareholder Fees
 Fees Paid Directly From Your Investment
 Maximum Sales Charge (Load) Imposed on Purchases (as a percentage       0.00%        0.00%
 of offering price)
 Redemption Fee (as a percentage of amount redeemed, if applicable)      0.00%        0.00%

 Annual Fund Operating Expenses (Before Waiver/Reimbursement)1
 Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
 Management Fee                                                          0.60%        0.85%
 Distribution and/or Shareholder Services (12b-1) Fees2                  0.25%        0.25%
 Other Expenses                                                          0.18%        0.31%
 Total Annual Fund Operating Expenses                                    1.03%        1.41%


    1 Although not contractually obligated to do so, the Adviser expects to waive a portion of its management fees and/or reimburse expenses as follows:

Total Waivers/Reimbursements of Fund Expenses                            0.21%        0.28%
Net Annual Fund Operating Expenses (after waiver/reimbursement)          0.82%        1.13%

The Adviser can terminate this anticipated voluntary waiver/reimbursement at any time.
   2 The Bond Fund has no present intention of paying or accruing a distribution fee for the fiscal year ending May 31, 2005. The Equity Fund has no distribution plan. Each Fund pays a shareholder services fee as indicated above.




Example
This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses before waivers remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


 ------------------------------------------------------------------------
                              Bond Fund Equity Fund
 ------------------------------------------------------------------------
 1 Year                        $                     $
 3 Years                       $                     $
 5 Years                       $                     $
 10 Years                      $                     $

WHAT ARE THE BOND FUND'S INVESTMENT STRATEGIES?


The Bond Fund invests at least 80% of its assets in fixed income securities. The Fund invests primarily in a diversified portfolio of fixed income securities consisting primarily of U.S. government securities, corporate obligations rated BBB or higher by a national rating agency, and mortgage backed securities. The Adviser allocates the Fund's portfolio among the various types of fixed income securities, and adjusts the maturity of the portfolio, by analyzing the expected relative value of the securities types invested in by the Fund, and the expected changes in interest rates. In selecting a corporate debt obligation, the Adviser analyzes the business, competitive position and financial condition of the issuer to assess whether the security's potential return outweighs its risk.

The Adviser may lengthen or shorten the duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. The Adviser may adjust the portfolio's duration based upon the Adviser's interest rate outlook, generally maintaining a longer duration when rates are expected to fall, and a shorter duration when they are expected to increase.

Because the Fund refers to fixed income investments in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed income investments.



TEMPORARY DEFENSIVE INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities, money market funds and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal(that is, the original amount invested by shareholders).

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE bOND FUND INVESTS?



FIXED INCOME SECURITIES
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities typically provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the principal types of fixed income securities in which the Fund may invest.

Treasury Securities
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risk.

Agency Securities
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.



The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Corporate Debt Securities
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Mortgage Backed Securities
Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)
CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs.

Sequential CMOs
In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. If the Fund invests in shares of other investment companies, the shareholders of the Fund generally will be subject to duplicative management fees.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES
Most fixed income securities purchased for the Fund are investment grade. The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized statistical rating organizations (NRSROs). For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on its assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade. Some securities may be non-investment grade at the time of purchase.

WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE bOND FUND?

INTEREST RATE RISKS
o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS
o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

o Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Prepayment risks
Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rate rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

WHAT ARE THE EQUITY FUND'S INVESTMENT STRATEGIES?

The Equity Fund invests at least 80% of its assets in equity securities. The Fund invests primarily in a broad, diversified range of common stocks which, in the Adviser's opinion, are trading at a reasonable valuation in relation to their history, to the market and to their expected future price. A description of the various types of securities in which the Fund invests, and their risks, immediately follows the strategy discussion.

Companies with similar characteristics may be grouped together in broad categories called sectors. Although the Adviser may allocate relatively more of the Fund's portfolio securities to a particular industry sector, the Adviser diversifies the Fund's investments, limiting the Fund's risk exposure with respect to individual securities and industry sectors.

The Fund's Adviser performs traditional fundamental analysis to select securities that exhibit the most promising long-term value for the Fund's portfolio. In selecting securities, the Adviser focuses on the current financial condition of the issuing company, in addition to examining each issuer's business and product strength, competitive position, and management expertise. Further, the Adviser considers current economic, financial market, and industry factors, which may affect the issuing company. To determine the timing of purchases and sales of portfolio securities, the Adviser looks at recent stock price performance and the direction of current fiscal year earnings estimates of various companies.

The Fund uses a "blended" style of investing, using a combination of both growth and value stocks.

Because the Fund refers to equity securities in its name it will notify shareholders in advance of any change in its investment policies that would enable the Fund to invest less than 80% of its assets in equity securities.

TEMPORARY DEFENSIVE INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities, money market funds and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders. If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees.

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE EQUITY FUND INVESTS?

EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the principal types of equity securities in which the Fund invests.

Common Stocks
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE EQUITY FUND?

STOCK MARKET RISKS
The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR GROWTH
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE
Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and therefore may lag behind growth stocks in an up market.

SECTOR RISKS
Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.



WHAT DO SHARES COST?

You can purchase, redeem, or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When a Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV).
NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the adviser at their fair value, according to procedures approved by, and subject to the review of, the Board of Trustees.

The required minimum initial investment for Fund Shares by an investor is $1,000. Subsequent investments must be in amounts of at least $100. Either Fund may waive these minimums for purchases made by fiduciary or custodial accounts of the Trust Division of National Commerce Financial Corporation or its affiliates. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with a Fund. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

HOW ARE THE FUNDS SOLD?

The Funds' Distributor, Unified Financial Securities, Inc. (Distributor), markets the Shares described in this prospectus to trust clients of National Commerce Financial Corporation or of its affiliates, and to individual investors.

When the Distributor receives marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Unified Financial Services, Inc.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN
The Bond Fund has adopted a Distribution Plan pursuant to Rule 12b-1, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Shares. The Bond Fund has no present intention of paying or accruing a Distribution Plan fee for the fiscal year ending May 31, 2005.

Each Fund has adopted a Shareholder Services Plan pursuant to Rule 12b-1, which allows it to pay broker/dealers and other participating financial institutions for providing services to the Fund and its shareholders. Because these Shares pay shareholder service fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and shareholder service fees.

HOW TO PURCHASE SHARES

You may purchase Shares directly from the Funds or through an investment professional that has a sales agreement with the Distributor (Authorized Dealer). All purchases of

Fund Shares are made by the Distributor at the NAV next calculated after the Distributor receives proper instructions from you or your financial intermediary. Instructions must be received by the Distributor no later than the close of the NYSE to effect transactions at that day's NAV. If the Distributor receives instructions from you or your financial intermediary after that time, the instructions will be processed at the NAV next calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customer's permission for each transaction, and each financial institution retains responsibility to its customers for any irregularities related to those transactions. The Funds may limit the amount of purchases and refuse to sell shares to any person.

DIRECTLY THROUGH THE FUNDS
An investor may purchase Shares by calling CCMI Funds at 1-800-386-3111. Orders must be received by CCMI Funds by 4:00 p.m. (Eastern time) in order to receive that day's NAV. Payment is normally required within three business days. You may also purchase Fund Shares by mailing a check and completed account application to:
CCMI Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to: CCMI Funds c/o Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204-1806

                          THROUGH AN AUTHORIZED DEALER
Call your Authorized Dealer for specific instructions.
Purchase orders must be received by the Dealer by 3:00 p.m. (Eastern time) in order to receive that day's NAV.

THROUGH AN EXCHANGE
You may purchase Shares through an exchange from the same Share class of another CCMI Fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the

New Account Form or by contacting the Fund or your investment professional. The minimum investment amount for SIPs is $25.




                           IMPORTANT INFORMATION ABOUT
                      PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

HOW TO EXCHANGE SHARES

You may exchange Shares of a Fund for another CCMI Fund at the NAV next determined after the Funds receive the exchange request in proper form. In order to exchange Shares you must meet any minimum initial investment requirements. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. Signatures must be guaranteed if you request an exchange into another fund with a different shareholder registration.

The Funds may modify or terminate the exchange privilege at any time. Shareholders will be notified of the modification or termination of the exchange privilege. If you recently purchased Shares by check or through the Automated Clearing House (ACH), you may not be able to exchange your Shares until your check has cleared (which may take up to 10 business days from your date of purchase).



By Telephone
You may exchange Shares by telephone by calling CCMI Funds at 1-800-386-3111 by 4:00 p.m.(Eastern time) in order to receive that day's NAV.

You may also exchange by calling your Authorized Dealer directly. Telephone exchange instructions must be received by the Dealer by 3:00 p.m. (Eastern time) in order to receive that day's NAV.

Your telephone instructions may be recorded. If the Funds do not follow reasonable procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will notify you if they change telephone transaction privileges.

By Mail
You may exchange Shares by sending a written request to the Funds. Send your requests
                                       16
by mail to:
   CCMI Funds
   c/o Unified Fund Services, Inc.
   P.O. Box 6110 Indianapolis, IN 46206-6110

Send requests by private courier or overnight delivery service to:
   CCMI Funds
   c/o Unified Fund Services, Inc.
   431 N. Pennsylvania Street
   Indianapolis, IN  46204-1806

In addition, you may exchange Shares by sending a written request to your Authorized Dealer directly.



HOW TO REDEEM SHARES

Each Fund redeems Shares at its NAV next determined after the Fund receives the redemption request in proper form. Shares may be redeemed by telephone or by mail directly from the Funds.

Redemption requests must be received by the Funds by 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's NAV.



By Telephone
You may redeem Shares by calling CCMI Funds' Transfer Agent at 1-800-386-3111. Shareholders who have an Authorized Dealer should contact their Dealer for specific instructions on how to redeem by telephone.

Your telephone instructions may be recorded. If the Dealer or Transfer Agent does not follow reasonable procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will notify you if they change telephone transaction privileges.



By Mail
You may redeem Shares by sending a written request to the Funds. Send your written redemption request including your name, the Fund name, your account number and the Share or dollar amount requested to:
   CCMI Funds
   c/o Unified Fund Services, Inc.
   P.O. Box 6110
   Indianapolis, IN  46206-6110

Send requests by private courier or overnight delivery service to:

   CCMI Funds
   c/o Unified Fund Services, Inc.
   431 N. Pennsylvania Street
   Indianapolis, IN  46204-1806



Signature Guarantees Signatures must be guaranteed if:

o your redemption will be sent to an address other than the address of record;
o your redemption will be sent to an address of record that was changed within the last 30 days; or
o a redemption is payable to someone other than the shareholder(s) of record. A signature guarantee is designed to protect your account from fraud. You can obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.



Limitations on Redemption Proceeds
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days: o to allow your purchase to clear; o during periods of market volatility; or o when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets. If you recently purchased Shares by check or through ACH, you may not be able to redeem your Shares until your check has cleared (which may take up to 10 business days from your date of purchase). You will not accrue interest or dividends on uncashed checks from the Funds if those checks are undeliverable and returned to the Funds.

Redemption in Kind
Although the Funds intend to pay Share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

SYSTEMATIC WITHDRAWAL PROGRAM
The Systematic Withdrawal Program allows you to automatically redeem Shares on a regular basis. Your account value must be at least $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account, and the payments should not be considered yield or income. You may apply for participation in this program through your financial institution.

ACCOUNT AND SHARE INFORMATION

CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.



DIVIDENDS AND CAPITAL GAINS
The Bond Fund declares and pays any dividends monthly to shareholders. The Equity Fund declares and pays any dividends quarterly to shareholders. Dividends are paid to all shareholders invested in the Funds on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Funds pay any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares, unless you elect cash payments.



If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Funds declare a dividend or capital gain. Contact your investment professional or the Funds for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION
The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Bond Fund distributions are expected to be primarily dividends. Equity Fund distributions are expected to be a combination of dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

WHO MANAGES THE FUND?



The Board of Trustees ("Board") governs the Funds. The Board selected and oversees the Adviser, Commerce Capital Management, Inc. The Adviser manages the Funds' assets, including buying and selling portfolio securities. The Adviser's address is 850 Ridgelake Boulevard, #101, Memphis, TN 38120.

The Adviser is a registered investment adviser within National Commerce Financial Corporation, which is a bank holding company. As of June 30, 2004, the Adviser managed $____ billion in assets. The Adviser also manages 2 commingled funds with approximately $____ million in total assets.

The Adviser receives an annual maximum investment advisory fee equal to 0.60% of the Bond Fund's average daily net assets. For the fiscal year ended May 31, 2004, the Adviser received an annual investment advisory fee equal to 0.85% of the Equity Fund's average daily net assets and to .60% of the Bond Fund's average daily net assets. The Adviser may voluntarily choose to waive all or a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser may terminate a voluntary waiver/reimbursement at any time at its sole discretion.



James B. Stubbs, Jr. and Andrew Davis, CFA, are the Bond Fund's portfolio managers.

Mr. Stubbs joined the Adviser in March 1998 and currently serves as Senior Vice President and Fixed Income Portfolio Manager. For the period 1995 through March 1998, Mr. Stubbs served as a financial consultant to various individuals, pension plans, endowment funds and trusts. Mr. Stubbs has over 25 years of investment management experience and received his MBA degree from St. Louis University.

Mr. Davis serves as Vice President and Portfolio Manager of Commerce Capital Management, Inc., a Registered Investment Advisor, and an affiliate of the Trust and Investment Management Division of National Commerce Financial. Prior to joining the firm in July of 2001, Mr. Davis was with Central Carolina Bank in Durham, North Carolina for 3 years serving as a Trust Investment Specialist. Mr. Davis' current responsibilities include portfolio management, performance measurement, trading, asset allocation, and AIMR performance presentation compliance. Mr. Davis holds the Chartered Financial Analyst(R) designation.

Mr. Davis graduated from the University of North Carolina at Chapel Hill in 1998 with a degree in Economics. He was also enrolled in the School of Journalism and Mass Communication while at the university and obtained a minor in marketing.

William H. Collier, IV and Mark A. Brommer, CFA, are the Equity Fund's portfolio managers.

Mr. Collier joined the Adviser in August of 2000 and currently serves as Vice President and Trust Investment Officer of the Adviser. He previously served as President of Pitkin Capital Management, a private investment advisory firm, from July 1996 to August 2000 and served as managing general partner of Pitkin Partners, LP, a private equity investment partnership, from July 1996 to August 2000. Mr. Collier has over 18 years of investment management experience and earned his Bachelors degree in Business Administration from the University of North Carolina, Chapel Hill.

Mr. Brommer joined the Adviser in February 2000. He is currently a Vice President of the Adviser and serves as both an equity portfolio manager and equity analyst. Mr. Brommer served as a senior equity analyst with First Tennessee National Corporation from 1990 to 2000, where he was responsible for making buy and sell recommendations for stocks within 14 industries. Mr. Brommer holds the Chartered Financial Analyst(R) designation and received his MBA from the University of Memphis.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand each Fund's financial performance since its inception. Certain information reflects results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended May 31, 2004 has been audited by Cohen McCurdy, Ltd., whose report, along with each Fund's financial statements, is included in the Fund's annual report, which is available upon request. Information for all other years was audited by the Funds' previous auditors.

CCMI Bond Fund
Financial Highlights

                                                     Year ended           Period ended      (a)
                                                     May 31, 2004          May 31, 2003     (b)
                                                   ------------------    ------------------

Selected Per Share Data
-------------------------------------------
Net asset value, beginning of period               $   10.82               $   10.00
-------------------------------------------
Income from investment operations
-------------------------------------------
  Net investment income (loss)                          0.42                    0.44
-------------------------------------------
  Net realized and unrealized gain (loss)              (0.62)                   0.83
-------------------------------------------        ------------------    ------------------
Total from investment operations                       (0.20)                   1.27
-------------------------------------------        ------------------    ------------------

Less Distributions to shareholders:
-------------------------------------------
  From net investment income                           (0.42)                  (0.44)
-------------------------------------------
  From net realized gain                               (0.13)                  (0.01)
-------------------------------------------        ------------------    ------------------
Total distributions                                    (0.55)                  (0.45)
-------------------------------------------        ------------------    ------------------
Net asset value, end of period                      $  10.07               $   10.82
-------------------------------------------        ------------------    ------------------

Total Return (c)                                       -1.84%                  12.97%   (d)
-------------------------------------------        ------------------    ------------------

Ratios and Supplemental Data

Net assets, end of period (000)                     $ 112,834              $   114,869

Ratio of expenses to average net assets                  0.82%                    0.85% (e)

Ratio of net investment income to
   average net assets                                    4.07%                    4.73% (e)

Expense waiver/reimbursement (f)                         0.22%                    0.12% (e)

Portfolio turnover rate                                    92%                      64%


(a) For the period July 1, 2002 (commencement of operations) through May 31, 2003. (b) This period was audited by other auditors. (c) Based on net asset value, which does not reflect the sales charge. (d) Not annualized. (e) Annualized.
(f) This voluntary expense decrease is reflected in both the expense and the net investment income ratios above.

CCMI Equity Fund
Financial
Highlights

                                       Year ended      Year ended        Year ended      Year ended       Year ended
                                         May 31,         May 31,           May 31,         May 31,          May 31,
                                          2004            2003      (a)     2002            2001             2000
                                       ------------    ------------      ------------    ------------     ------------

Selected Per Share Data
--------------------------------
Net asset value, beginning of
period                                   $12.68          $ 13.79            $ 16.17         $  21.15          $  21.74
--------------------------------
Income from investment
operations
--------------------------------
  Net investment income (loss)             0.08             0.10               0.07             0.07              0.08
--------------------------------
  Net realized and unrealized
gain (loss)                                1.95            (1.03)             (1.89)           (1.88)             3.27
                                        ------------    ------------      ------------    ------------     ------------
--------------------------------
Total from investment
operations                                 2.03            (0.93)             (1.82)           (1.81)             3.35
--------------------------------        ------------    ------------      ------------    ------------     ------------
Less Distributions to shareholders:
--------------------------------
  From net investment income              (0.08)           (0.09)             (0.06)           (0.08)            (0.08)
--------------------------------
  From net realized gain                   0.00            (0.09)             (0.50)           (3.09)            (3.86)
--------------------------------        ------------    ------------      ------------    ------------     ------------
Total distributions                       (0.08)           (0.18)             (0.56)           (3.17)            (3.94)
-------------------------------         ------------    ------------      ------------    ------------     ------------

Net asset value, end of
period                                  $ 14.63          $ 12.68            $ 13.79          $ 16.17          $  21.15
---------------------------------      ------------    ------------      ------------    ------------     ------------
Total Return (b)                          16.07%           -6.55%            -11.46%           -9.30%            16.12%
---------------------------------      ------------    ------------      ------------    ------------     ------------
Ratios and Supplemental Data

Net assets, end of period (000)         $ 110,690        $ 92,674          $ 104,248       $ 70,238          $ 93,870
--------------------------------       ------------    ------------      ------------    ------------     ------------
Ratio of expenses to average net
assets                                     1.13%           1.20%                1.19%           1.17%            1.09%
-----------------------------------       ---------    ------------      ------------    ------------     ------------
Ratio of net investment income to
   average net assets                      0.60%           0.81%                0.50%           0.34%            0.38%
---------------------------------       ------------    ------------      ------------    ------------     ------------
Expense waiver/reimbursement
(c)                                        0.28%           0.32%                0.28%           0.28%            0.25%
---------------------------------       ------------    ------------      ------------    ------------     ------------
Portfolio turnover
rate                                         22%             24%                  36%             44%              42%
----------------------------------      ------------    ------------      ------------    ------------     ------------


(a) This and previous years were audited by other auditors. (b) Based on net asset value, which does not reflect the sales charge. (c) This voluntary expense decrease is reflected in both the expense and the net investment income ratios above.

                                 PRIVACY POLICY

         The following is a description of the Funds' policies regarding disclosure of nonpublic personal information that you provide to a Fund or that a Fund collects from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Funds Collect. The Funds' collect the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Funds' custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

[LOGO OF CCMI FUNDS]


CCMI FUNDS
Prospectus



October 1, 2004



The Statements of Additional Information (SAI) dated October 1, 2004 include additional information about the Funds and are incorporated by reference into this prospectus. Additional information about the Funds and their investments is contained in the Funds' SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected each Fund's performance during their last fiscal year. To obtain the SAIs Annual and Semi-Annual Reports and other information without charge, and to make inquiries, call your investment professional or the Funds at 1-800-386-3111.

You can obtain information about the Funds (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Unified Financial Securities, Inc. is the distributor of the Funds.

Investment Company Act File No. 811-06561

Bond Fund Cusip 12501K40127458 (6/02)
Equity Fund Cusip 12501K302005826(7/02)

CCMI Funds

PROSPECTUS


CCMI Tax-Exempt North Carolina Bond Fund: A mutual fund seeking to provide current income exempt from federal regular income tax and the personal income tax imposed by the state of North Carolina. The Fund invests primarily in intermediate-term, investment grade North Carolina tax-exempt securities.





       Contents
       Risk/Return Summary.........................................2
       What are the Fund's Fees and Expenses?......................3
       What are the Fund's Principal  Investment Strategies?.......4
       What are the Principal Securities in Which the Fund Invests?5
       What are the Specific Risks of Investing in the Fund?.......8
       What Do Shares Cost? ......................................10
       How is the Fund Sold?......................................10
       How to Purchase Shares.....................................10
       How to Exchange Shares ....................................12
       How to Redeem Shares.......................................13
       Account and Share Information..............................15
       Who Manages the Fund?......................................16
       Financial Highlights.......................................17
       Privacy Policy ............................................18



As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


OCTOBER 1, 2004


NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE

Risk/return summary

CCMI TAX-EXEMPT NORTH CAROLINA BOND FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


The Fund's investment objective is to provide current income exempt from federal regular income tax and the personal income tax imposed by the state of North Carolina. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?


The Fund invests primarily in a diversified portfolio of investment grade municipal bonds. These bonds will generally be intermediate-term securities, meaning that the bond's maturity is not more than 15 years. Under normal circumstances, the Fund will invest at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) in securities that are exempt from federal regular income tax and personal income taxes imposed by the state of North Carolina.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

o Interest Rate Risks. Prices of tax-exempt securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed income securities with longer durations.
o Tax Risks. The bond market may decrease in value, and substantial changes in tax laws could cause municipal bond prices to decline because the demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors.
o Selection Risks. The securities selected by the adviser may underperform the bond market or mutual funds with similar investment objectives and strategies.
o Credit Risks. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
o Call Risks. Issuers of tax-exempt securities may redeem the securities prior to maturity at a price below their current market value.
o Sector Risks. Since the Fund invests primarily in issuers from North Carolina, the Fund may be subject to additional risks compared to funds that invest in multiple states. North Carolina's economy is heavily dependent upon certain industries, such as agriculture, manufacturing and tourism. Any downturn in these and other industries may adversely affect the economy of the state.
o Non-Diversification Risks. The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o        The Fund is not a complete investment program.

WHAT IS THE FUND'S PAST PERFORMANCE?

Risk/Return Bar Chart and Table


A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.

What are the Fund's fees and expenses?

Fees and Expenses


This table describes the estimated fees and expenses that you may pay if you buy and hold Shares of the Fund.


 Shareholder Fees
 Fees Paid Directly From Your Investment
 Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of         0.00%
 offering price)
 Redemption Fee (as a percentage of amount redeemed, if applicable)           0.00%

 Annual Fund Operating Expenses (Before Waiver/Reimbursement)1
 Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
 Management Fee                                                               0.40%
 Distribution and/or Shareholder Services (12b-1) Fees2                       0.00%
 Other Expenses                                                               0.50%
 Total Annual Fund Operating Expenses                                         0.90%

   1 The Fund's "other expenses" are estimated. Although not contractually obligated to do so, the Adviser expects to waive a portion of its management fees and/or reimburse expenses as follows:

         Total Waivers/Reimbursements of Fund Expenses                        0.15%
      Net Annual Fund Operating Expenses (after waiver/reimbursement)         0.75%

    2 The Fund has adopted both a Shareholder Services Plan and a Distribution
    Plan pursuant to Rule 12b-1. [ However, the Fund's Board of Trustees has not authorized the Fund to pay or accrue fees under either the Shareholder
    Services Plan or the Distribution Plan for the year ending May 31, 2005. If authorized by the Board of Trustees, the Fund could pay shareholder servicing fees and distribution fees of up to 0.50% for fiscal periods after May 31, 2005].


Example


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses before waivers remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                              1 Year                 $
                              3 Years                $


What are the fund's principal investment strategies?

The Fund invests primarily in intermediate-term, investment grade municipal bonds that are exempt from federal regular income tax and the personal income taxes imposed by the State of North Carolina. The adviser performs credit analysis prior to investing in bonds by analyzing information such as the financial condition of the issuer (and the guarantor, if any) and political changes that may affect credit. The adviser monitors the credit quality of all securities held in the Fund's portfolio by reviewing, among other things, the credit ratings given by one or more nationally recognized statistical rating organizations (NRSROs), and by analyzing financial data related to the issuer.

The adviser allocates the Fund's portfolio among various bonds and fixed-income securities, and adjusts the maturity of the portfolio, by analyzing the expected relative value of the securities and the expected changes in interest rates.

The adviser may lengthen or shorten the duration of the portfolio from time to time based on its interest rate outlook, but the Fund has no set duration parameters. The Adviser may adjust the portfolio's duration based upon the adviser's interest rate outlook, generally maintaining a longer duration when rates are expected to fall, and a shorter duration when they are expected to increase.


TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities, money market funds and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal (that is, the original amount invested by shareholders).

what are the principal securities in which the fund invests?

FIXED INCOME SECURITIES


Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.


A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.


The following describes the types of fixed income securities in which the Fund may invest.


TAX EXEMPT SECURITIES


Tax-exempt securities are fixed income securities that pay interest that is not subject to federal regular income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment.


General Obligation Bonds


General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. The issuer's authority to impose additional taxes may be limited by its charter or state law.


Special Revenue Bonds


Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Bondholders of special revenue bonds may not collect from a municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

Municipal Securities


States, counties, cities and other political subdivisions and authorities issue municipal securities. Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.


Municipal Leases


Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale. The Fund may invest in securities supported by pools of municipal leases. The most common type of lease-backed securities are certificates of participation (COPs). However, the Fund may also invest directly in individual leases.


TREASURY SECURITIES


Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risk.


AGENCY SECURITIES


Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support. If a GSE in which the Fund invests defaults and the federal government does not stand behind the obligation, the Fund's share price or yield could fall. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities. The Fund treats mortgage-backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.



ZERO COUPON SECURITIES


Zero coupon securities do not pay current interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a `coupon payment'). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate risks and credit risks of a zero coupon security.


There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.


CREDIT ENHANCEMENT


Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the adviser usually evaluates the credit risk of a fixed income security based on both the credit analysis of the issuer and of the credit enhancer.


DELAYED DELIVERY TRANSACTIONS


Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.


INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES


Most securities purchased for the Fund are investment grade. The adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, a rating service, such as Standard & Poor's or Moody's Investors Service, Inc., assigns ratings to investment grade securities based on its assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. Generally, the Fund will consider securities to be investment grade if the security receives a Standard & Poor's rating of "BBB" or better or a Moody's rating of "Baa" or better. If a security has not received a rating, the Fund must rely entirely upon the adviser's credit assessment that the security is comparable to investment grade. Some securities may be non-investment grade at the time of purchase.

WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?

INTEREST RATE RISKS

o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.


     CREDIT RISKS

o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money.

o Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the adviser's credit assessment.

o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.


CALL RISKS


Call risk is the possibility that an issuer may redeem a fixed income security (interest and principal) before maturity (a call) at a price below its current market price. North Carolina bonds are generally subject to call requirements. An increase in the likelihood of a call may reduce the security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks or other less favorable characteristics.


SECTOR RISKS


A substantial part of the Fund's portfolio may be comprised of securities issued by North Carolina issuers. As a result, the Fund will be more susceptible to any economic, business, political or other developments that generally affect these entities. North Carolina's economy is heavily dependent upon certain industries, such as agriculture, manufacturing and tourism. Any downturn in these and other industries may adversely affect the economy of the state. Since the Fund invests primarily in issuers from a single state, the Fund may be subject to additional risks compared to funds that invest in multiple states.


TAX RISKS


In order to be tax exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. Changes or proposed changes in federal tax laws may cause the prices of tax-exempt securities to fall. Income from the Fund's investments may be subject to the federal alternative minimum tax (AMT) for individuals and corporations. Not all securities in which the Fund invests, such as Treasury securities, are tax-exempt.


RISKS ASSOCIATED WITH NON-INVESTMENT GRADE SECURITIES


Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited. The Fund may invest up to 20% of its assets (at the time of purchase) in non-investment grade securities.


LIQUIDITY RISKS


Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it is most desirable to do so. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.


WHAT DO SHARES COST?

You can purchase, redeem, or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the adviser at their fair value, according to procedures approved by, and subject to the review of, the Board of Trustees.


The required minimum initial investment for Fund Shares by an investor is $1,000. Subsequent investments must be in amounts of at least $100. The Fund may waive these minimums for purchases made by fiduciary or custodial accounts of the Trust Division of National Commerce Financial Corporation or its affiliates. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is THE fund sold?

The Fund's Distributor, Unified Financial Securities, Inc. (Distributor), markets the Shares described in this prospectus to trust clients of National Commerce Financial Corporation or of its affiliates, and to individual investors. When the Distributor receives marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Unified Financial Services, Inc.


DISTRIBUTION PLAN and shareholder services plan


The Fund has adopted a Distribution Plan pursuant to Rule 12b-1, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Shares. The Fund has no present intention of paying or accruing Distribution Plan fees for the fiscal period ending May 31, 2005.


The Fund has adopted a Shareholder Services Plan pursuant to Rule 12b-1, which allows it to pay broker/dealers and other participating financial institutions for providing services to the Fund and its shareholders. The Fund has no present intention of paying or accruing Shareholder Services Plan fees for the fiscal period ending May 31, 2005.

How to purchase shares

You may purchase Shares directly from the Fund or through an investment professional that has a sales agreement with the Distributor (Authorized Dealer). All purchases of Fund Shares are made by the Distributor at the NAV next calculated after the Distributor receives proper instructions from you or your financial intermediary. Instructions must be received by the Distributor no later than the close of the NYSE to effect transactions at that day's NAV. If the Distributor receives instructions from you or your financial intermediary after that time, the instructions will be processed at the NAV next calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customer's permission for each transaction, and each financial institution retains responsibility to its customers for any irregularities related to those transactions. The Fund may limit the amount of purchases and refuse to sell shares to any person.


DIRECTLY THROUGH THE FUND


An investor may purchase Shares by calling CCMI Funds at 1-800-386-3111. Orders must be received by CCMI Funds by 4:00 p.m. (Eastern time) in order to receive that day's NAV. Payment is normally required within three business days.


You may also purchase Fund Shares by mailing a check and completed account application to:


         CCMI Funds
         c/o Unified Fund Services, Inc.
         P.O. Box 6110
         Indianapolis, IN 46206-6110


If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:


         CCMI Funds
         c/o Unified Fund Services, Inc.
         431 N. Pennsylvania Street
         Indianapolis, IN 46204-1806


PURCHASES in Kind


The Fund reserves the right to accept securities, in whole or in part, for the purchase of Shares, at the discretion of the Fund's adviser.


THROUGH AN AUTHORIZED DEALER


Call your Authorized Dealer for specific instructions. Purchase orders must be received by the Dealer by 3:00 p.m. (Eastern time) in order to receive that day's NAV.


THROUGH AN EXCHANGE


You may purchase Shares through an exchange from the same Share class of another CCMI Fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.


BY SYSTEMATIC INVESTMENT PROGRAM


Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your investment professional. The minimum investment amount for SIPs is $25.


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

How to exchange shares

You may exchange Shares of the Fund for another CCMI Fund at the NAV next determined after the Fund receives the exchange request in proper form. In order to exchange Shares you must meet any minimum initial investment requirements. An exchange is treated as redemption and a subsequent purchase, and is a taxable transaction. Signatures must be guaranteed if you request an exchange into another fund with a different shareholder registration.


The Fund may modify or terminate the exchange privilege at any time. Shareholders will be notified of modification or termination of the exchange privilege. If you recently purchased Shares by check or through the Automated Clearing House (ACH), you may not be able to exchange your Shares until your check has cleared (which may take up to 10 business days from your date of purchase).


By Telephone


You may exchange Shares by telephone by calling CCMI Funds at 1-800-386-3111 by 4:00 p.m. (Eastern time) in order to receive that day's NAV. You may also exchange by calling your Authorized Dealer directly. Telephone exchange instructions must be received by the Dealer by 3:00 p.m. (Eastern time) in order to receive that day's NAV. Your telephone instructions may be recorded. If the Fund does not follow reasonable procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will notify you if they change telephone transaction privileges.


By Mail


You may exchange Shares by sending a written request to the Fund. Send your requests by mail to:


         CCMI Funds
         c/o Unified Fund Services, Inc.
         P.O. Box 6110
         Indianapolis, IN  46206-6110


Send requests by private courier or overnight delivery service to:


         CCMI Funds
         c/o Unified Fund Services, Inc.
         431 N. Pennsylvania Street
         Indianapolis, IN  46204-1806


In addition, you may exchange Shares by sending a written request to your Authorized Dealer directly.

How to redeem shares

The Fund redeems Shares at the NAV, next determined after the Fund receives the redemption request in proper form. Shares may be redeemed by telephone or by mail directly from the Fund. Redemption requests must be received by the Fund by 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's NAV.


By Telephone


You may redeem Shares by calling CCMI Fund's Transfer Agent at 1-800-386-3111. Shareholders who have an Authorized Dealer should contact their Dealer for specific instructions on how to redeem by telephone. Your telephone instructions may be recorded. If the Dealer or Transfer Agent does not follow reasonable procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will notify you if its changes telephone transaction privileges.


By Mail


You may redeem Shares by sending a written request to the Fund. Send your written redemption request including your name, the Fund name, your account number and the Share or dollar amount requested to:


         CCMI Funds
         c/o Unified Fund Services, Inc.
         P.O. Box 6110
         Indianapolis, IN  46206-6110


Send requests by private courier or overnight delivery service to:


         CCMI Funds
         c/o Unified Fund Services, Inc.
         431 N. Pennsylvania Street
         Indianapolis, IN  46204-1806


Signature Guarantees


Signatures must be guaranteed if:

o your redemption will be sent to an address other than the address of record;

o your redemption will be sent to an address of record that was changed within the last 30 days; or

o a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. You can obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.


Limitations on Redemption Proceeds


Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

o        to allow your purchase to clear;

o        during periods of market volatility; or

o when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

If you recently purchased Shares by check or through ACH, you may not be able to redeem your Shares until your check has cleared (which may take up to 10 business days from your date of purchase). You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.


Redemption in Kind


Although the Fund intends to pay Share redemptions in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.


SYSTEMATIC WITHDRAWAL PROGRAM


The Systematic Withdrawal Program allows you to automatically redeem Shares on a regular basis. Your account value must be at least $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account, and the payments should not be considered yield or income. You may apply for participation in this program through your financial institution.

account and share information

CONFIRMATIONS AND ACCOUNT STATEMENTS


You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.


DIVIDENDS AND CAPITAL GAINS


The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.


In addition, the Fund pays capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares, unless you elect cash payments.


If you purchase Shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.


ACCOUNTS WITH LOW BALANCES


Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.


TAX INFORMATION


The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund's dividends may not be exempt. Dividends may be subject to state and local taxes, although the Fund's dividends will be exempt from the North Carolina taxes discussed above to the extent they are derived from interest on obligations exempt from such taxes. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

Who manages the fund?


The Board of Trustees of the CCMI Funds governs the Fund and selected and oversees the investment adviser, Commerce Capital Management, Inc., 850 Ridgelake Boulevard, #101, Memphis, TN 38120. The adviser manages the Fund's assets, including buying and selling portfolio securities. The adviser is a registered investment adviser within National Commerce Financial Corporation, which is a bank holding company. As of June 30, 2004, the adviser managed $___ billion in assets. The adviser also manages 2 commingled funds with approximately $__ million in total assets.



Commerce Capital Management, Inc. receives an annual maximum investment advisory fee equal to 0.40% of the Fund's average daily net assets. The adviser may voluntarily choose to waive all or a portion of its fee or reimburse the Fund for certain operating expenses. The adviser may terminate a voluntary waiver/reimbursement at any time at its sole discretion.


C. Nathaniel Siewers, CFA, is the Fund's portfolio manager.


Mr. Siewers joined the adviser in August 2002 and currently serves as First Vice President and Portfolio Manager. Mr. Siewers has more than 22 years of trust and bank experience. For the period 1998 through August 2002, Mr. Siewers was with RBC Centura Bank where he served as the portfolio manager for RBC Government Income Fund, the RBC North Carolina Tax-Free Municipal Fund and the RBC Quality Income Fund. Mr. Siewers received his B.A. degree in Economics from Wake Forest University and received his MBA degree from East Carolina University. He is the Past Dean of North Carolina School of Banking and a member of the Board of Directors of the North Carolina Society of Financial Analysts. Mr. Siewers is a Certified Public Accountant and holds a Chartered Financial Analyst(R) designation.


FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the period ended May 31, 2004 has been audited by Cohen McCurdy, Ltd., whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

CCMI Tax-Exempt North Carolina Bond Fund
Financial Highlights

                                                                    Period ended
                                                                May 31, 2004 (a)
                                                              ------------------

Selected Per Share Data
------------------------------------------------
Net asset value, beginning of period                            $   10.00
------------------------------------------------
Income from investment operations
------------------------------------------------
  Net investment income (loss)                                       0.09
------------------------------------------------
  Net realized and unrealized gain (loss)                           (0.24)
------------------------------------------------             -------------------
Total from investment operations                                    (0.15)
------------------------------------------------             -------------------
Less Distributions to shareholders:
------------------------------------------------
  From net investment income                                        (0.09)
------------------------------------------------
  From net realized gain                                                -
-----------------------------------------------              -------------------
Total distributions                                                 (0.09)
----------------------------------------------               -------------------

Net asset value, end of period                                  $    9.76
-----------------------------------------------              -------------------

Total Return (b)                                                    -1.52%   (c)
----------------------------------------------              -------------------

Ratios and Supplemental Data

Net assets, end of period (000)                               $    32,757

Ratio of expenses to average net assets                              0.75%   (d)

Ratio of net investment income to average
net assets                                                           2.45%   (d)

Expense waiver/reimbursement (e)                                     0.15%   (d)

Portfolio turnover rate                                                20%

(a) For the period January 8, 2004 (commencement of operations) through May 31, 2004.
(b) Based on net asset value, which does not reflect the sales charge.
(c) Not annualized.
(d) Annualized.
(e) This voluntary expense decrease is reflected in both the expense and net investment income ratios above.

                                 PRIVACY POLICY

      The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

      Categories of Information the Fund Collects. The Fund's collect the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

      Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

      Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

CCMI FUNDS
Prospectus


October 1, 2004

The Statement of Additional Information (SAI), dated October 1, 2004, includes additional information about the Fund and is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management Discussion of Fund Performance will discuss market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year. To obtain the SAI, Annual and Semi-Annual Reports and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-386-3111.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Unified Financial Securities, Inc. is the distributor of the Fund.

Investment Company Act File No. 811-06561

CCMI BOND FUND
A Portfolio of CCMI Funds




Statement of additional Information


OCTOBER 1, 2004

This Statement of Additional Information (SAI) is not a prospectus but is incorporated by reference into the Fund prospectus and is legally part of it. This SAI contains more detailed information about the Fund and its management and operation. You should read this SAI in conjunction with the prospectus for CCMI Bond Fund (Fund) dated October 1, 2004. This SAI incorporates the Fund's Annual Report to Shareholders for the fiscal year ended May 31, 2004. You may obtain the prospectus or Annual Report without charge by calling 1-800-386-3111.





         Contents
         How is the Fund Organized?                            1
         Securities in Which the Fund Invests                  1
         How is the Fund Sold?                                12
         Redemption in Kind                                   13
         Massachusetts Partnership Law                        13
         Account and Share Information                        13
         Tax Information                                      14
         Who Manages and Provides Services to the Fund?       15
         Proxy Voting                                         23
         Financial Statements                                 23
         Addresses                                            23
         Investment Ratings                           Appendix A
         Proxy Voting Policy                          Appendix B

HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of CCMI Funds (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on December 11, 1991. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Trust changed its name from 111 Corcoran Funds to CCB Funds on May 13, 1998. The Trust changed its name from CCB Funds to CCMI Funds on June 1, 2001. The Fund's investment adviser is Commerce Capital Management, Inc. (CCMI or Adviser).

SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective as described in the prospectus.


SECURITIES DESCRIPTIONS AND TECHNIQUES


Fixed Income Securities


Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.


A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.


The following describes the types of fixed income securities in which the Fund may invest.


Treasury Securities


Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risk.


Agency Securities


Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. This does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities. It is possible that the federal government would not provide financial support to its agencies if it is not required to do so by law. If a GSE in which the Fund invests defaults and the federal government does not stand behind the obligation, the Fund's share price or yield could fall.


The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage backed securities.


Corporate Debt Securities


Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.


Commercial Paper


Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.


Demand Instruments


Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.


Municipal Securities


Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.


Mortgage Backed Securities


The Fund may invest in mortgage backed securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. This other investment company is managed independently of the Fund and may incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.


Mortgage backed securities represent interests in pools of mortgage loans. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.


Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.


Collateralized Mortgage Obligations (CMOs)


CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. All CMOs purchased by the Fund are investment grade, as rated by a Nationally Recognized Statistical Rating Organization (NRSRO).

Sequential CMOS


In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.


PACS, TACS and Companion Classes


More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes, Interest Only (IOs) and Principal Only (POs).


CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.


Floaters and Inverse Floaters


Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.


Z Classes and Residual Classes


CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.


The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.


Asset Backed Securities


Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.


Bank Instruments


Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks. The total acceptances of any bank held by the Fund cannot exceed 0.25% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance.

Zero Coupon Securities


Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.


There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.


Foreign Securities


Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o    the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.



Foreign Government Securities


Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.


Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.


The Fund reserves the right to invest up to 25% of its total assets in fixed income securities of foreign governmental units located within an individual foreign nation.


Preferred Stocks



Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The stock does not usually carry voting rights. The Fund will treat such redeemable preferred stock as a fixed income security.



Hedging


Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.


Investment Ratings


Investment grade securities include fixed income securities rated AAA, the highest rating category, through BBB by a NRSRO or, if unrated, those securities determined to be of comparable quality by the Adviser. Non-investment grade fixed securities are rated BB or below by a NRSRO or unrated. When the Fund invests in fixed income securities some may be non-investment grade at the time of purchase. Securities rated BBB or below by Standard & Poor's or Baa by Moody's Investors Service have speculative characteristics.


Derivative Contracts


Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.


Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.


For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.


The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.


Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.


The Fund may trade in the following types of derivative contracts.


Futures Contracts


Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

Options


Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right but not the obligation to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right but not the obligation to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.


The Fund may buy put options on financial futures contracts (including index futures) and portfolio securities and listed put options on futures in anticipation of a decrease in the value of the underlying asset.


The Fund may also write call options on futures contracts and portfolio securities to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.


When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.


The Fund currently does not intend to invest more than 5% of its total assets in options transactions.


The Fund will only purchase puts on financial futures contracts which are traded on a nationally recognized exchange. The call options which the Fund writes and sells must be listed on a recognized options exchange. Although the Fund reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by its Board of Trustees (Board).


Swaps


Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Fund may use include:


Interest Rate Swaps


Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the LIBOR (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.


Caps and Floors


Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.


Total Return Swaps


Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

Hybrid Instruments


Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.


Special Transactions


Repurchase Agreements


Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.


The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.


Reverse Repurchase Agreements


Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.


Delayed Delivery Transactions


Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. Liability for the purchase price, and the rights and risks of ownership of the securities, accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.


Securities Lending


The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The collateral should be equal at all times to 100% of the then current market value plus accrued interest. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.


The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.


Securities lending is subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks.


Asset Coverage


In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.


INVESTMENT RISKS


There are many factors that may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.


Call Risks

o Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.


Liquidity Risks

o Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

o Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.


Risks Associated with Securities Rated Below Investment Grade


o Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.


Risks of Foreign Investing

o Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

o Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions that could adversely affect the liquidity of the Fund's investments.

o Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.


Fundamental INVESTMENT Objective


The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. The investment objective may not be changed by the Fund's Board of Directors (Board) without shareholder approval.


INVESTMENT LIMITATIONS


Diversification


With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or would own more than 10% of the outstanding voting securities of that issuer.


Issuing Senior Securities And Borrowing Money


The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Act of 1940 (1940 Act), any rule or order thereunder, or any Securities and Exchange Commission (SEC) staff interpretation thereof.


Investing in Real Estate


The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interest therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.


Investing in Commodities


The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.


Underwriting


The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.


Lending


The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration


The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For the purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, or any rule or order thereunder, or any SEC staff interpretation thereof. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.


The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.


Purchases on Margin


The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions, and other financial contracts or derivative instruments.


Pledging Assets


The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.


Illiquid Securities


The Fund will not invest more than 15% of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice.


Investing in Restricted Securities


The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which cannot be resold publicly until they are registered under the Securities Act of 1933. Under criteria established by the Board certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets.


Investing in Securities of Other Investment Companies


The Fund may invest its assets in securities of other investment companies, including securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.


In applying the concentration restriction, (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute "concentration."


As a matter of non-fundamental policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.


DETERMINING MARKET VALUE OF SECURITIES


The Fund's NAV per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The value of the Fund's portfolio securities is determined by a pricing service when the Adviser believes such prices accurately reflect the fair market value. The pricing service generally prices securities as follows:

o For exchange-traded equity securities, according to the last sale price in the market in which they are primarily traded;

o For NASDAQ over-the-counter equity securities, according to the NASDAQ Official Closing Price;

o Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value; and

o For fixed income securities, according to the mean between bid and asked prices, except that fixed income securities with remaining maturities of 60 days or less may be valued at amortized cost.


Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities. Other securities are valued at fair value as determined in good faith by the Adviser, subject to and in accordance with policies approved by the Board.


TRADING IN FOREIGN SECURITIES


Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value
(NAV), the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Adviser, subject to and in accordance with policies approved by the Board, although the actual calculation may be done by others.

HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Unified Financial Securities, Inc.) offers Shares on a continuous, best-efforts basis.


RULE 12B-1 DISTRIBUTION PLAN


As a compensation-type plan, the Rule 12b-1 Distribution Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Distribution Plan fee.


The maximum Distribution Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.


RULE 12B-1 SHAREHOLDER SERVICES


The Fund has adopted a Rule 12b-1 Shareholder Services Plan. Pursuant to the Plan, the Fund may pay Unified Fund Services, for providing shareholder services and maintaining shareholder accounts. Unified Fund Services may select other service providers to perform these services for their customers and may pay them fees.


SUPPLEMENTAL PAYMENTS


Investment professionals may be paid fees out of the assets of the Distributor and/or Unified Fund Services (but not out of Fund assets). The Distributor and/or Unified Fund Services may be reimbursed by the Adviser or its affiliates.


Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional.


When an investment professional's customer purchases shares, the investment professional may receive an amount up to 1.00% of the NAV of Shares.


REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.


Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.


Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.


Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.


In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS


Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.


All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote. The Shares do not have cumulative voting rights or any preemptive or conversion rights. The Fund does not issue share certificates.


Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares.


ASSETS AND LIABILITIES


      Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.


SHARE OWNERSHIP


         As of September 1, 2004, the officers and trustees as a group beneficially [owned less than 1% of each Fund.]


As of September 1, 2004, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: [Update: Central Carolina Bank & Trust, Post Office Box 30010, Durham, NC 27702 - 99.87%.] Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION


FEDERAL INCOME TAX


The Fund has met, and intends to continue to meet requirements of Subchapter M of the Internal Revenue Code of 1986, as amended,applicable to regulated investment companies. If these requirements are not met, the Fund will not receive special tax treatment and will be subject to federal corporate income tax.


The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund. [Check: As of May 31, 2004, the Bond Fund had no capital loss carryforwards.]


FOREIGN INVESTMENTS


If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.


Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.


If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.


If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES


The following tables give information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, IN 46204.


Independent Trustees





----------------------------------------- ----------------------------------------------------------------------------

Name, Address*, (Date of Birth),          Principal Occupation During Past 5 Years and Other  Directorships
Position with Fund Complex, Term of
Position with Trust
----------------------------------------- ----------------------------------------------------------------------------
Gary E. Hippenstiel (1947)                Director, Vice President and Chief Investment Officer of Legacy Trust
                                          Company, N.A. since 1992. Trustee of AmeriPrime Funds since 1995,
                                          AmeriPrime Advisors Trust since July 2002 and Unified Series Trust since
                                          December 2002.


Trustee, June 2003 to present
----------------------------------------- ----------------------------------------------------------------------------
Stephen A. Little (1946)                  President and founder, The Rose, Inc., a registered investment advisor, since April 1993. Trustee of AmeriPrime Funds and Unified Series Trust
                                          since December 2002 and AmeriPrime Advisors Trust since November 2002.



Trustee, June 2003 to present
----------------------------------------- ----------------------------------------------------------------------------
Daniel J. Condon (1950)                   Vice President and General Manager, International Crankshaft Inc., an
                                          automotive equipment manufacturing company, 1990 to present; Trustee, The
                                          Unified Funds, from 1994 to 2002; Trustee, Star Select Funds, a REIT mutual fund, from 1997 to 2000. Trustee of AmeriPrime Funds and Unified
                                          Series Trust since December 2002 and AmeriPrime Advisors Trust since
                                          November 2002.
Trustee, June 2003 to present
----------------------------------------- ----------------------------------------------------------------------------


Interested Trustees and Principal Officers


------------------------------------------------ ---------------------------------------------------------------------

Name, (Date of Birth), Position with Fund        Principal Occupation During Past 5 Years
Complex, Term of Position with Trust

                             and Other Directorships
------------------------------------------------ ---------------------------------------------------------------------
Timothy L. Ashburn (1950)**                      Employed by Unified Financial Services, Inc., Chairman of Unified
                                                 Financial Services, Inc. 1989 to 2004, Chief Executive Officer from
                                                 1989 to 1992 and 1994 to April 2002, and President from November
                                                 1997 to April 2000. Trustee of AmeriPrime Advisors Trust since
                                                 November 2002, and AmeriPrime Funds and Unified Series Trust since
                                                 December 2002.
Chairman, June 2003 to present
Asst. Secretary, December 2003 to present
------------------------------------------------ ---------------------------------------------------------------------
                                       15


Ronald C. Tritschler (1952)***                   Chief Executive Officer, Director and legal counsel of The Webb
                                                 Companies, a national real estate company, from 2001 to present;
                                                 Executive Vice President and Director of The Webb Companies from
                                                 1990 to 2000; Director, First State Financial, from 1998 to present; Director, Vice President and legal counsel for The Traxx
                                                 Companies, an owner and operator of convenience stores, from 1989
Trustee, June 2003 to present                    to present. Trustee of AmeriPrime Advisors Trust since November
                                                 2002 and AmeriPrime Funds and Unified Series Trust since December
                                                 2002.
------------------------------------------------ ---------------------------------------------------------------------
Anthony J. Ghoston (1959)                        Executive Vice President of Unified Fund Services, Inc. since June
                                                 2004; Senior Vice President of Unified Fund Services, Inc. April
                                                 2003 to June 2004; Senior Vice President and Chief Information
President, July 2004 to present                  Officer of Unified Financial Services since 1997.
------------------------------------------------ ---------------------------------------------------------------------
Thomas G. Napurano (1941)                        Chief Financial Officer and Executive Vice President of Unified
                                                 Financial Services, Inc., the parent company of the Trust's administrator and Distributor; Director, Unified Financial
                                                 Services, Inc., from 1989 to March 2002.  CFO of AmeriPrime Funds and  AmeriPrime Advisors Trust since October 2002.  CFO of Unified
                                                 Series Trust since December 2002.
Chief Financial Officer and Treasurer, June
2003 to present
------------------------------------------------ ---------------------------------------------------------------------
Carol Highsmith (1964)                           Employed by Unified Fund Services, Inc. (November 1994 to present).
                                                 Secretary of AmeriPrime Funds, AmeriPrime Advisors Trust and
                                                 Unified Series Trust since December 2003.

Secretary, June 2003 to present
------------------------------------------------ ---------------------------------------------------------------------

* The address for each of the trustees and officers is 431 N. Pennsylvania, Indianapolis, IN 46204.

** Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex.

 *** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex.



Effective July 2003, the Trust's audit committee consists of Gary Hippenstiel, Stephen Little, and Daniel Condon. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The audit committee held 4 meeting(s) during the fiscal year ended May 31, 2004.

The following table provides information regarding shares of the Fund and other portfolios of the CCMI Funds owned by each Trustee as of December 31, 2003. [Update]


   =============================== ================================ =============================================
                                                                    Aggregate Dollar Range of Shares of the
   Trustee                         Dollar Range of Fund Shares      Funds Overseen by the Trustee
   ------------------------------- -------------------------------- ---------------------------------------------
   Timothy Ashburn                              None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Daniel Condon                                None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Gary E. Hippenstiel                          None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Stephen Little                               None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Ronald Tritschler                            None                                    None
   =============================== ================================ =============================================


===================================== ================================ ==========================================

Name                                  Aggregate Compensation from      Total Compensation from Fund Complex and
                                         Trust                                  Federated Fund Complex
------------------------------------- -------------------------------- ------------------------------------------
Gary E. Hippenstiel                   $__                              $__
------------------------------------- -------------------------------- ------------------------------------------
Timothy Ashburn                       $__                              $0
------------------------------------- -------------------------------- ------------------------------------------
Daniel Condon                         $__                              $__
------------------------------------- -------------------------------- ------------------------------------------
Stephen Little                        $__                              $__
------------------------------------- -------------------------------- ------------------------------------------
Ronald Tritschler                     $__                              $__
------------------------------------- -------------------------------- ------------------------------------------


The compensation paid to the Trustees of the Trust for the fiscal year ended May 31, 2003 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.



INVESTMENT ADVISER


The Adviser is Commerce Capital Management, Inc., 850 Ridgelake Boulevard, #101, Memphis, Tennessee 38120, a wholly owned subsidiary of National Commerce Financial Corporation. Under the terms of the Investment Advisory Contract (the "Agreement"), subject to the direction of the Trustees of the Trust, the Adviser provides investment research and supervision of the investments of the Fund and conducts a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of the Fund's assets.


The Agreement provides that the Fund pays all of its own expenses and its allocable share of Trust expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and its registration statements and any amendments thereto; expenses of registering and qualifying the Trust, the Fund and shares ("Shares") of the Fund under Federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to current shareholders; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Fund. The Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.


The Agreement further provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of the Adviser, the Adviser shall not be liable to the Trust or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.


As compensation for its management services, the Fund is obligated to pay the Adviser an annual fee equal to 0.60% of the average daily net assets of the Fund. Although not contractually obligated to do so, the Adviser expects to waive a portion of its management fees and/or reimburse expenses to maintain annual Fund operating expenses at 0.81%. This voluntary waiver may be terminated at any time.

On March 15, 2004, the Fund's Board of Trustees renewed the Agreement with the Adviser. As to the nature, extent, and quality of the services to be provided by the Adviser, the Board considered the Adviser's written response to an advisory services questionnaire prepared by Fund counsel regarding the nature of the services provided by the Adviser. In its response, the Adviser provided information regarding matters such as any changes in the financial condition or investment personnel of the Adviser. The Trustees also reviewed the Adviser's Form ADV (Parts I and II), which described the operations and policies of the Adviser, as well as the education and professional background of the Adviser's investment personnel. The TrusteeS then reviewed the audited balance sheet dated December 31, 2002, and unaudited financial information as of June 30, 2003,of the Adviser and discussed the Adviser's ability to meet its obligations under the Agreement. The Trustees discussed the terms of the Agreement, and concluded that the nature and extent of services required of the Adviser were reasonable and consistent with the Board's expectations. . The Trustees concluded that the Adviser has the resources to provide high quality advisory services to the Fund. As to the performance of the Adviser, the Trustees reviewed the performance the Fund compared to other similar mutual funds and its benchmark, and concluded that the Adviser had performed reasonably well. As to the costs of the services to be provided, the Board reviewed the fees under the Agreement compared to other mutual funds with similar investment objectives. The Board considered the fact that the Adviser has been waiving fees to maintain total expenses at current levels. The Trustees concluded that the fees in the Agreement were reasonable. The Board reviewed a memorandum regarding their duties when considering the Agreement for renewal, and the independent Trustees met separately with legal counsel. It was the consensus of the Trustees, including the independent Trustees, that renewal of the Agreement would be in the best interests of the Fund and its shareholders.



Other Related Services


Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.


Code of Ethics Restrictions on Personal Trading


As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although the codes do permit these people to trade in securities, including securities that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.


Brokerage Transactions


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board. The Adviser does not intend to execute any Fund portfolio transactions through an affiliated broker.


Research Services


Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Unified in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.


CUSTODIAN


The Fifth Third Bank, Cincinnati, Ohio, is custodian for the securities and cash of the Fund. Unified Fund Services, Inc. provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.


FUND SERVICES


Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee for transfer agency services from the Fund of $1.25 per shareholder (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $5 million or more).


In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, 0.03% of the Fund's assets from $100 million to $150 million, and 0.02% of the Fund's assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets of $5 million or more).


Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.13% of the Fund's assets under $50 million, 0.10% of the Fund's assets from $50 million to $100 million, 0.08% of the Fund's assets from $100 million to $150 million, and 0.06% of the Fund's assets over $150 million (subject to a minimum fee of $2,083 per month).



FEES PAID BY THE FUND FOR SERVICES


The following table describes various fees paid by the Fund during the last fiscal periods.


For the Period Ended May 31,               2004            20031
Advisory Fee Earned                    $  689,835        $491,888
Advisory Fee Reduction                 $  249,794         $97,642
Brokerage Commissions                  $    1,110            $550
Administrative Fee2                    $  120,132        $122,972
Fund Accounting Fee2                   $   77,800              $0
Shareholder Services Fee               $  193,337              $0

1 For the period from July 1, 2002 (date of initial public investment) to May 31, 2003. 2 Prior to August 4, 2003, the administrative and fund accounting fees were paid to Federated Services Company, a subsidiary of Federated.


INDEPENDENT AUDITORS


The independent auditor for the Fund for the fiscal year ending May 31, 2005, Cohen McCurdy, Ltd., conducts its audits in accordance with accounting standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund's Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust's policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast. The Adviser's proxy voting policies and procedures are attached as Appendix B to this Statement of Additional Information.


MORE INFORMATION.
 The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are available without charge, upon request by calling toll-free, 1-800-386-3111 or by accessing the SEC's website at www.sec.gov . In addition, a copy of the Funds' proxy voting policies and procedures are also available by calling 1-800-386-3111 and will be sent within three business days of receipt of a request.


FINANCIAL STATEMENTS

The financial statements and independent auditor's report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the year ended May 31, 2004. You can obtain the Annual Report without charge by calling the Fund at 1-800-386-3111.

ADDRESSES

CCMI BOND FUND
431 N. Pennsylvania Street
Indianapolis, IN  46204-1806


Distributor

Unified Financial Securities Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204-1806


Investment Adviser

Commerce Capital Management, Inc
850 Ridgelake Boulevard #101
Memphis, TN 38120


Custodian

The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263


Transfer Agent and Dividend Disbursing Agent

Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204-1806


Independent Auditors

Cohen McCurdy, Ltd.
826 Westpoint Pkwy., Suite 1250
Westlake, OH  44145

Legal Counsel

Thompson Hine LLP
312 Walnut Street, Suite 1400
Cincinnati, OH 45202

                                   APPENDIX A
                               Investment Ratings


Standard and Poor's Long-Term Debt Rating Definitions AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


Moody's Investors Service Long-Term Bond Rating Definitions AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


 Fitch Ratings Long-Term Debt Rating Definitions
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.


Moody's Investors Service Commercial Paper Ratings
Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o        Leading market positions in well-established industries;

o        High rates of return on funds employed;

o Conservative capitalization structure with moderate reliance on debt and ample asset protection;

o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Standard and Poor's Commercial Paper Ratings
A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


 Fitch Ratings Commercial Paper Rating Definitions
FITCH-1-- (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2-- (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

                                   APPENDIX B

      National Commerce Financial Corp. / Commerce Capital Management Inc.
                               PROXY VOTING POLICY


                                  INTRODUCTION

         National Commerce Financial Corp. and Commerce Capital Management Inc. ("Adviser") acknowledges that among its duties as a fiduciary to its clients is the obligation to protect the interests of its clients by voting the shares held by its clients' accounts. In order to ensure that shares are voted in all appropriate circumstances, Adviser will exercise voting discretion under all shares under its control unless voting discretion is specifically reserved for the client or assigned to a third party in the advisory contract. To ensure that shares are voted in a consistent manner and in the best interest of its clients, Adviser has adopted this Proxy Voting Policy.

GENERAL STANDARDS AND APPROACH

         In general, Adviser has determined that it is in the best interests of its clients to vote its clients shares so as to promote the alignment of the interests of corporations with the interests of their respective shareholders, to improve the accountability of corporate management to its shareholders, to reward good performance by management, and to approve proposals that Adviser believes will result in financial rewards for its clients. To the extent that the interests of Adviser conflict with the interests of its clients, Adviser will always vote its clients' shares in the interest of its clients; for that reason, Adviser will vote its proxies in accordance with this Policy without regard to its own actual or perceived interests.

         Adviser reserves the right to override any voting policy stated below when it believes that a vote contrary to a policy would be in the best interest of Adviser's clients. Any vote contrary to a stated policy must be approved by the Chief Investment Officer. Policies which require "case-by-case" consideration must be approved by the Chief Investment Officer, utilizing the factors that are stated in the guidance to the relevant item. A written summary of the Chief Investment Officer's considerations in making the voting decision should be prepared and retained with the records of the proxy.

ROUTINE MATTERS

VOTING FOR DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS.
Adviser will vote for the candidates nominated by management in uncontested elections unless there is a basis or reason for opposing such candidates, in which event Adviser shall withhold its vote for such candidates.

To the extent practicable, Adviser will consider the following factors when assessing reasons for opposing candidates in uncontested elections and making case-by-case voting determinations in contested elections:


     o Long-Term Corporate Performance Record. When Adviser believes that there has been consistent underperformance by a company, Adviser will consider the potential for effecting change when evaluating incumbent candidates and first-time candidates. As part of this consideration, Adviser will examine the company's financial performance measures, market-based performance measures, S&P Common Stock rankings, and any other applicable performance measures.


     o Composition of the Board and Key Board Committees. Adviser will consider a director to be independent if he or she has no connection to the company other than a board seat. Even if the board member has served on the board for over ten years, he/she will still be considered to be an independent director.


     Key board committees such as audit, compensation, and nominating committees should normally be composed entirely of independent directors. Votes for insider directors will normally be withheld if they serve on any of these committees. In addition, votes for inside directors should be withheld in instances where the full board serves as the audit, compensation, or nominating committee or in instances where the company does not have one of these committees.


     o Attendance at Meetings. An incumbent candidate should have attended at least 75 percent of the board and committee meetings. Mitigating circumstances for absenteeism may include the convening of relatively few meetings and other reasonable justifications that are not likely to reoccur.


     o Director's Investment in the Company. Ownership of a significant block of stock is a positive factor because it tends to align the director's interests with those of the shareholders. The lack of any stock holding or a small holding may be a negative factor in the absence of an explanation. Stock ownership should not be a factor in the case of candidates, such as academics or religious leaders, who may be qualified to serve but lack the wealth to buy stock.


     o Retired Chief Executive Officers (CEOs). Nominations of retired CEOs to boards of the companies they headed are generally not favored but may be supported in exceptional circumstances. For example, the nomination of a retired CEO with an outstanding record of performance by a nominating committee composed of independent directors would be viewed more favorably than the nomination of a former CEO with a lackluster performance record by directors who owe their positions to him.


     o Number of Other Board Seats. A candidate generally should normally not serve on more than four boards at once (except boards of registered investment companies that are a family of funds), especially if he or she holds a regular, full-time position apart from being a director.


     o Other Factors. Any other factor bearing on the qualifications of candidates to serve as directors, including but not limited to conviction of a crime, payment of greenmail, appearance of entrenchment, interlocking directorships, etc., may be considered.

RATIFYING AUDITORS.

Adviser will vote for resolutions to ratify auditors, unless there is reason to believe the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

CHANGES IN CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS
MAJORITY OF INDEPENDENT DIRECTORS.

Adviser will generally vote for shareholder resolutions seeking boards composed of a majority of independent directors.


Adviser will vote for shareholder resolutions seeking board audit committees, compensation committees, and nomination committees composed exclusively of independent directors.


Exceptions to the rule may be made where the board is already sufficiently independent and is fulfilling its fiduciary duty making support of such proposals unnecessary.

STAGGERED VERSUS ANNUAL ELECTIONS.

Adviser will not normally vote for proposals to repeal classified boards and elect all directors annually.


Adviser will normally vote for proposals to classify boards.


A classified Board is one in which all directors are not elected in the same year; rather the directors' terms of office are staggered.

CUMULATIVE VOTING.

Adviser will not normally vote for proposals to permit cumulative voting.


Adviser will normally vote for proposals to eliminate cumulative voting.

Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned, which is the so-called "one share, one vote" standard. A minority of companies allow cumulative voting, which permits shareholders to distribute the total number of votes they have in any manner they see fit when electing directors. For example, if a shareholder owns 50,000 shares and three director seats are open for election, the shareholder may cast 150,000 votes for one candidate (or otherwise distribute his 150,000 votes as he desires).



PREEMPTIVE RIGHTS.

Adviser will vote on a case-by-case basis regarding shareholder proposals seeking preemptive rights.


Preemptive rights guarantee existing shareholders the first opportunity to purchase shares of new stock issues in the same class they already own and in an amount equal to the percentage of stock they own. While shareholders may not choose to exercise their right, it at least affords them some protection from involuntary dilution of their ownership interest, as well as an opportunity to save a brokerage commission. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices that are unfavorable to them. Generally, we do not believe the cost of implementing preemptive rights is justified by the value added to shareholders. In evaluating proposals on preemptive rights, Adviser will look at the size of the company and the characteristics of its shareholder base.

STOCK OWNERSHIP REQUIREMENTS.

Adviser will vote against shareholder resolutions requiring directors to own a minimum amount of company stock to qualify as a director or remain on the board.

TERM OF OFFICE.

Adviser will vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS

Adviser will vote against shareholder proposals to impose mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION.

Adviser will vote for proposals for indemnification and liability protection that satisfy the following conditions: (1) the director must have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, (2) such protection does not extend beyond legal expenses to acts involving gross negligence or other violations of the duty of care that exceed reasonable standards, (3) such protection does not extend to acts involving a breach of the duty of loyalty or self dealing, (4) such protection does not limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; and (5) such protection does not extend to acts involving criminal activity. Adviser will vote against proposals that are overly broad.




SEPARATING CHAIRMAN AND CEO.

Adviser will vote shareholder proposals requiring that the positions of chairman and CEO be held separately on a case-by-case basis.


In cases in which corporate performance is average or better relative to a peer group and market index, Adviser will vote against shareholder proposals to separate the positions. In cases in which performance is below average, Adviser will generally vote for resolutions to separate the positions, especially if the same person has held both positions over a sustained period of underperformance.

SHAREHOLDERS' ABILITY TO REMOVE DIRECTORS.

Adviser will vote against proposals that provide that directors may be removed only for cause.


Adviser will vote for proposals to restore shareholder ability to remove directors with or without cause.


Adviser will normally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.


Adviser will normally vote for proposals that permit shareholders to elect directors to fill board vacancies.


Shareholders' ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. Many companies have solicited shareholder approval prohibiting the removal of directors except for cause (guilty of self-dealing, fraud, or misappropriation of company assets). This type of prohibition insulates the directors from removal by shareholders even if the director has been performing poorly, not attending meetings, or not acting in the best interest of shareholders. In addition, proposals will often be bundled to contain provisions which specify that if a board vacancy exists, only the continuing directors may appoint new directors to fill the vacancies, further insulating the board by allowing directors to fill a vacancy of a board member removed by shareholders.

SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETINGS.

Adviser will normally vote against proposals to restrict or prohibit shareholder ability to call special meetings.


Adviser will normally vote for proposals that remove restrictions on the right of shareholders to call special meetings independently of management.


According to the Institutional Shareholder Services, Inc. (ISS) database, most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. The laws in some states vest corporations with the discretion to limit or deny altogether the right of shareholders to call a special meeting. States that provide this right may require that the shareholder proponent, or group of shareholders, own a specified percentage of the outstanding shares (10 percent is a common requirement) to bring the proposal for a special meeting to a shareholder vote. The percentage of shareholder votes required to force the corporation to call a special meeting varies from state to state. ISS reports that 129 of the S&P 500 companies either do not provide for the right of shareholders to call special meetings or place voting restrictions on the right. The remaining 371 companies allow the right to call special meetings.


Special meetings give shareholders the ability to take such actions as removing directors, initiating a shareholder resolution, or responding to a beneficial offer if the bidder cannot call a special meeting, without having to wait for the next scheduled meeting. The inability to call a special meeting could be detrimental to the interests of shareholders.


The most common management proposals regarding special meetings seek higher vote requirements to call special meetings or elimination of the right to special meetings. These management proposals also may contain supermajority voting requirements for the amendment of special meeting restrictions, which effectively lock the restrictions in place. Shareholder resolutions regarding special meetings typically call for the restoration or expansion of the right to call special meetings.

SHAREHOLDERS' ABILITY TO ALTER THE SIZE OF THE BOARD.

Adviser will vote for proposals that seek to fix the size of the board.


Adviser will vote against proposals that give management the ability to alter the size of the board without shareholder approval.

SHAREHOLDERS' ABILITY TO ACT BY WRITTEN CONSENT.

Adviser will normally vote against proposals to restrict or prohibit shareholders from taking action by written consent.


Adviser will normally vote for proposals to allow or make easier shareholder action by written consent.


A consent solicitation is similar to a proxy solicitation: consents are mailed to shareholders for their vote and signature, and they are then delivered to management. The only procedural difference is that the consent process ends with delivery of the consents. If enough consents are returned, the subject of the consent is deemed ratified. By contrast, a proxy solicitation must end with a meeting because proxy cards merely authorize the indicated "proxy" to cast a vote at a shareholder meeting. A signed consent is itself a final vote and, as such, does not require a vote by proxy at a shareholder meeting.

Consent solicitations can be advantageous to both shareholders and management because the process is less expensive than holding a physical meeting, and shareholders can simply respond to the proposal by mail. Institutional Shareholder Services, Inc. (ISS) reports that 350 of the S&P 500 companies allow shareholder action by written consent. The remaining 150 companies either do not allow action by written consent or place restrictions on such action.

Many states require a unanimous shareholder vote for the subject of a consent solicitation to become effective, according to ISS. In other states, consent subjects are ratified if the consent vote matches the ratification vote required at a shareholder meeting.


Detractors of the ability to act by written consent argue that since shareholders are not required to provide advance notice to the SEC of their intention to take action by written consent, a consent solicitation aimed at replacing a board or other takeover measure can be inherently coercive because it does not allow shareholders enough time to evaluate their actions properly. Shareholder rights advocates counter that institutional investors possess the expertise and resources to evaluate a consent solicitation in the allotted time.

PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS.

Contested elections involving the nomination of an entire board of directors in opposition to the current board (hostile takeover) or the nomination of a minority of directors in opposition to the management slate (proxy contest) shall be voted on a case-by-case basis with the vote determined by the Chief Investment Officer of Adviser.


Among the relevant considerations for a determination of the vote are the overall long-term financial performance of the target company, management's track record, background of the proxy contest, qualifications of director nominees, evaluation of the positions of both sides and likelihood of accomplishing proposed objectives, and stock ownership holdings.

REIMBURSING PROXY SOLICITATION EXPENSES.

Adviser will vote shareholder proposals that provide for full reimbursement for dissidents waging a proxy contest on a case-by-case basis.


Generally, the reimbursement system is currently biased as reimbursement for incumbents is rarely denied with reimbursement of dissidents only being paid if they gain control of the company. Factors to be considered in determining how to vote include the identity of persons who will pay solicitation expenses, estimated total cost of solicitation, total expenditures to date, fees to be paid to proxy solicitation firms, and the terms of a proxy contest settlement, if applicable. If the request for reimbursement is after the proxy contest, consider the percentage of the votes captured by the dissidents and management, the issues involved, and the expected benefits resulting from the proxy contest as well as the total amount requested in efforts to estimate a reasonable cost for lawyer fees, professional solicitors, investment bankers, travel costs, mailing and printing.

COMPENSATION
EXECUTIVE COMPENSATION PLANS.

Adviser will vote on stock option plans, incentive plans, and other executive compensation plans on case-by-case determinations of reasonableness.

DIRECTOR COMPENSATION.

Adviser will vote for director compensation plans on a case-by-case basis.


Adviser favors director compensation plans that include a large component of stock-based compensation in proportion to the cash component. The same factors for assessing the reasonableness of executive compensation plans may be applied to director compensation proposals.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY.

Adviser will vote for shareholder proposals to limit executive and director compensation on a case-by-case basis.


Adviser will vote for shareholder proposals seeking additional disclosure of executive and director pay information that is relevant to voting determinations under this policy.


The policy considerations identified above for voting determinations on executive compensation plans may be relevant to determinations on shareholder proposals to limit executive and director compensation. Adviser opposes shareholder proposals that impose arbitrary limits on compensation.

GOLDEN AND TIN PARACHUTES.

Adviser will normally vote for shareholder proposals to submit golden and tin parachutes to shareholders for ratification.


Adviser will vote on a case-by-case basis for proposals to ratify or cancel golden or tin parachutes.


Management occasionally will propose a compensation plan that is triggered by both a change in control of the company (e.g., hostile takeover or merger) and termination of employment. These plans are commonly known as "golden parachutes" in the case of top management and "tin parachutes" in the case of middle management and other non-highly compensated employees. Shareholders should be allowed to vote on all plans of this type. Adviser will vote against parachute proposals that can be triggered by a mechanism or procedure that is within the control of management or that exceed three times the annual base salary and bonus of the recipients. The fact that a proposal includes reasonable provisions for guaranteed retirement and other benefits should not be viewed negatively.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOP).

Adviser will normally vote for proposals seeking shareholder approval to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is excessive (i.e., usually greater than 5 percent of the outstanding shares).


ESOPs are stock bonus plans, or combinations of stock bonus plans and money purchase pension plans, which qualify under the Internal Revenue Code of 1986, ERISA, and other statutory and regulatory requirements. The plans are designed to defer a portion of current employee income for retirement purposes.

EMPLOYEE STOCK PURCHASE PLANS.

Adviser will normally vote for proposals with an offering period of 27 months or less and voting power dilution (VPD) of ten percent or less and will normally vote against all other proposals.


Employee stock purchase plans give employees an opportunity to purchase stock (usually at a discount to market), primarily through payroll deductions. Such plans can lead to greater commitment from employees, provide performance incentives, and allow workers to share in the growth potential of their employer.

401(k) EMPLOYEE BENEFIT PLANS.

Adviser will normally vote for proposals to implement 401(k) savings plans for employees.

MERGERS AND CORPORATE RESTRUCTURINGS
MERGERS AND ACQUISITIONS.

Adviser will normally vote with management when a corporation is merging with, or into, or acquiring, or being acquired by another firm or company on a friendly basis. Hostile bids will be considered on a case-by-case basis.


Adviser's vote on proposed mergers or acquisitions should promote the long-term financial interest of its clients' accounts. Among the factors to be considered are:


     o existence of clear, long-term benefits to shareholders, such as demonstrable stock price appreciation;


     o whether a "fairness opinion" has been issued and, if so, its quality and the credibility of the provider;


     o anticipated financial and operating benefits, including synergies to be obtained, if any;


     o offer price;


     o preservation or elimination of shareholder rights;


     o whether insiders would acquire control blocks of stock or receive excessive compensation or takeover cash-outs;


     o other options that may be available.

ASSET SALES.

Adviser will normally vote for asset sales that yield reasonable value and that serve a stated corporate purpose, such as debt reduction, shedding an unprofitable business, elimination of diseconomies of scale or negative synergies, raising needed capital, etc.


Asset sales are often accompanied by an investment banker's opinion that compares the sale transaction with similar deals. The market response to the announcement of a proposed asset sale may also provide an indication of its effect on shareholders.

SPIN-OFFS.

Adviser will normally vote for spin-offs that add economic value to its clients' investment.


A spin-off is a corporate strategy that divides a segment or division of a large company into a separate corporate entity, the shares of which are distributed to existing shareholders as a bonus or dividend. By way of example, a corporation may spin off a business that is unprofitable or distracts from its core business. Among the factors that should be considered are the following:


     o tax and regulatory advantages;


     o market reaction to the announcement of proposed spin-off;


     o effects of spin-off on parent company;


     o planned use of sale proceeds;


     o managerial incentives that promote entrepreneurial behavior and better control over operations; and


     o possible motivation to thwart takeover attempts.

LIQUIDATIONS.

Adviser will vote on liquidations on a case-by-case basis after considering management's efforts to pursue other alternatives, the appraisal value of the assets, and the compensation plan for the executives managing the liquidation.


Although obviously not good news for long-term investors, a voluntary liquidation is generally more attractive for shareholders than either a bankruptcy or an offer for the company as a whole that is less than the value of its assets.

APPRAISAL RIGHTS.

Adviser will normally vote for proposals to restore or confer rights of appraisal.


Mergers and other corporate restructuring transactions are subject to appraisal rights in many states. Rights of appraisal provide shareholders that are not satisfied with the terms of certain corporate transactions the right to demand a judicial review to determine a fair value for their shares.


Appraisal rights also serve another important interest. If a majority of shareholders approve a given transaction, the exercise of appraisal rights by a minority shareholder will not necessarily prevent the transaction from taking place. If a small minority of shareholders succeed in obtaining what they believe to be a fair value, appraisal rights may benefit all shareholders. The downside of appraisal rights is that if enough shareholders dissented and the courts found that a transaction's terms were unfair, appraisal rights could prevent a transaction that other shareholders had already approved.


Unless a shareholder is certain that his stock is substantially undervalued in, for example, a merger transaction, initiating the appraisal process would not be worth the time, trouble, and expense. The dissenting shareholder also faces the possibility that he will receive less for his shares than the nondissenting group, which has happened.

BLANK CHECK PREFERRED STOCK.

Adviser will normally vote for proposals to create "blank check" preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.


Adviser will normally vote against proposals authorizing creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).


Adviser will normally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.


Adviser will normally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.


Adviser will normally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.


Preferred stock is technically an equity security, but has certain features which liken it to debt instruments, such as fixed dividend payments, seniority of claims status over common stock and, in most cases, no voting rights (except on matters that affect the seniority of preferred stock as a class). The terms of "blank check" preferred stock give the board of directors the power to issue shares of preferred stock at their discretion--with voting, conversion, distribution, and other rights to be determined by the board at the time of issue.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK.

Adviser will normally vote for shareholder proposals to have blank check preferred stock placements, other than those issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

DEBT RESTRUCTURINGS.

Adviser will vote on proposals to increase common and/or preferred stock and to issue shares as part of a debt restructuring on a case-by-case basis.


Factors which Adviser will consider when review debt restructurings proxies include dilution of ownership interest, change in control of the company, and potential for the company to go bankrupt should the restructuring not be approved.

TENDER OFFER DEFENSES
SHAREHOLDER RIGHTS PLANS ("POISON PILLS").

Adviser will normally vote for shareholder proposals calling for a company to submit its poison pill for shareholder ratification.


Adviser will generally vote against management proposals to adopt poison pills and for shareholder proposals to eliminate such poison pills.


Adviser may consider supporting a poison pill if the following factors are present:

o 20% or higher flip-in level (a flip-in provision provides that shareholders of the target company are given the right to purchase, at a discount, shares of their own company should the acquirer surpass a specified ownership threshold);

o    sunset provisions of five years or less;

o shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill; and

     o no dead-hand or no-hand features.

FAIR PRICE PROVISIONS.

Adviser will vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.


Adviser will vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.


Standard fair price provisions require that, absent board or shareholder approval of the acquisition, a bidder for the company must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between 5 to 20 percent of outstanding shares) that triggered the provision. This requirement tends to make the cost of acquisition prohibitively expensive. An acquirer may avoid such a pricing requirement by obtaining the support of at least a majority of disinterested shares (fair price provisions often require a supermajority vote requirement that may effectively prevent an acquirer from obtaining relief from shareholders).

GREENMAIL.

Adviser will normally vote for proposals to adopt antigreenmail charter or bylaw amendments or to otherwise eliminate a company's ability to make greenmail payments.


Adviser will vote on a case-by-case basis regarding antigreenmail proposals when they are bundled with other charter or bylaw amendments.


Greenmail payments are targeted stock repurchases by management from a party seeking control of the company, usually at a substantial premium over the market value of the shares.

PALE GREENMAIL.

Adviser will generally vote on a case-by-case basis for restructuring plans that involve the payment of pale greenmail.


Pale greenmail is nothing more than an effort by management and greenmailers to disguise the true nature of their transaction behind the veil of a restructuring or public share acquisition (as opposed to a targeted share acquisition). In general, the company will acquire all the shares of a certain shareholder(s) and then buy back a percentage of the remaining shares outstanding at an amount equal to or greater than the purchase price of the investor who targeted the company. Normally, this will result in a drop in the share value following the transaction that is greater than any premium received. However, since pale greenmail is typically disguised as part of a restructuring effort, it is not easily discovered. Even when discovered, the benefits to the proposed restructuring may outweigh the negative effects of the proposed share repurchase. Therefore, Adviser will evaluate restructuring plans that include the payment of pale greenmail on a case-by-case basis.

UNEQUAL VOTING RIGHTS.

Adviser will normally vote against proposals that would create different classes of stock with unequal voting rights, such as dual class exchange offers and dual class recapitalizations.


Adviser adheres to the "one share, one vote" philosophy: all holders of common equity must be treated equally.

SUPERMAJORITY VOTE REQUIREMENTS.

Adviser will vote against management proposals to require a supermajority shareholder vote to approve charter or bylaw amendments or to approve mergers and other significant business combinations.


Adviser will vote for shareholder proposals to lower such supermajority requirements.

WHITE SQUIRE PLACEMENTS.

Adviser will normally vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


White Squire Placements are placements of large blocks of corporate securities, or blank check preferred stock, with friendly third parties. This practice was followed by a series of placements done before a tender offer was threatened - the white squire placement - either to a private investor, a company's ESOP, another corporation or to an investment fund. These placements may possibly dilute existing shareholders' equity and voting positions.

PROPOSALS DESIGNED TO DISCOURAGE MERGERS AND ACQUISITIONS IN ADVANCE.

Adviser will normally vote against proposals that direct board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids.


These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc. would have to be considered along with those of the shareholder. These proposals may be worded: "amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal." Directors are elected primarily to promote and protect shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests.

STATE TAKEOVER STATUTES.

Adviser will normally vote for proposals to opt out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, and disgorgement provisions) that are harmful to the long-term interests of shareholders.


Control Share Acquisition Statutes are a prevalent form of state-sponsored antitakeover legislation. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds (i.e., for Pennsylvania companies, those thresholds are 20%, 33%, and 50%). Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested investors.


Control Share Cash-Out Statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.


Freezeout Provisions force an investor who surpasses a certain ownership threshold in a company (usually between ten percent and 20 percent) to wait a specified period of time (usually two to five years) before gaining control of the company.


Fair Price Provisions contain a requirement that board and shareholder approval be obtained for all takeover bids that do not meet predetermined fair price standards.


Stakeholder laws permit directors, when taking action, to weigh the interests of constituencies other than shareholders - including bondholders, employees, creditors, customers, suppliers, the surrounding community, and even society as a whole - in the process of corporate decision making. In other words, such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.


Disgorgement Provisions require that an acquirer or potential acquirer of more than a certain percentage of a company's stock pay back, or disgorge to the company, any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profit provisions.


Antitakeover laws tend to entrench management by making it difficult to effect a change in control of the corporation. Such laws are often not in the best interests of the institutional investor because they decrease the chances of realizing full shareholder value.

MISCELLANEOUS CORPORATE GOVERNANCE ISSUES
SHARE REPURCHASE PROGRAMS.

Adviser will vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

REDUCING PAR VALUE OF COMMON STOCK.

Adviser will normally vote for management proposals to reduce the par value of common stock.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS.

Adviser will vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS.

Adviser will normally vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced or to avoid delisting.


Adviser will vote case-by-case on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.


A reverse stock split is an exchange of a greater number of shares for a lesser number to increase the share price. The objective typically is to place the company's shares in an optimal trading range.


How could the number of authorized common shares increase to more than 100 percent of existing authorized shares in a reverse stock split, which should reduce the number of shares of common stock? Many companies reduce the number of outstanding shares of common stock through a reverse stock split but fail to reduce proportionately the number of shares authorized for issue. The result may effectively be a large increase in authorized share, in which case Adviser will evaluate the proposal as if it were a request for additional authorized shares. In extraordinary cases, Adviser will approve an increase in authorized shares resulting from a reverse split which would create a number of available shares in excess of the threshold amount if delisting of the company's stock is imminent and would result in greater harm to Adviser than the excessive share authorization.

INCREASE AUTHORIZED COMMON STOCK.
Adviser will vote case-by-case on proposals to increase the number of shares of common stock authorized for issuance after analyzing the company's industry and performance in terms of shareholder returns.


Adviser will vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.


Authorized common shares allow management to issue new stock in the future for ordinary business purposes such as raising new capital, funding stock compensation programs, funding business acquisitions, implementing stock splits, and paying stock dividends. (By contrast, outstanding common shares are the common stock that has been issued by the company.) Corporations typically request a large enough number of authorized shares to provide for projected needs as well as for unexpected financing needs and unanticipated opportunities. Continually seeking shareholder approval of additional stock authorizations each time a need to issue shares for ordinary business purposes arises would be costly and impractical.

When faced with a request to increase authorized common shares, Adviser will examine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after giving effect to the requested increase. Adviser recognizes that patterns of utilization of authorized common shares vary from industry to industry. Within a given industry, companies that have posted superior shareholder returns should be given more latitude with respect to capital stock increases than lesser-performing companies. Companies that have used authorized shares for stock splits and stock option plans with reasonable levels of dilution and value transfer should be given further leeway.

Adviser will use data compiled by Institutional Shareholder Services (ISS) on common stock proposals for companies comprising 98 percent of the investable U.S. equity market. Companies are classified into one of ten peer groups, and ISS divides companies within each peer group into four quartiles based on three-year total shareholder returns. An 11th peer group is designated for rapidly growing companies whose shares have recently become publicly traded. An "allowable increase" for a company is set within each quartile, with the largest allowable increases for top quartile performers and the smallest for bottom quartile companies. This allowable increase represents the maximum permitted number of available shares as a percentage of authorized shares after giving effect to the requested increase.

Adviser recommends votes against proposals to increase the number of authorized common shares when the available shares on a post-increase basis exceeds the allowable increase. Proposals to increase authorized common shares are supported when the available shares after giving effect to the increase falls within the allowable increase. Adviser recommends votes for increases beyond the allowable increase when a company's shares are on the verge of being delisted or if a company's ability to continue as a going concern is uncertain.

CHANGING CORPORATE NAME.

Adviser will generally vote for management proposals to change the corporate name.

REINCORPORATION PROPOSALS.

Adviser will generally vote for reincorporation proposals that are supported by sound business reasons and that do not significantly reduce shareholder rights or management accountability; otherwise, Adviser will generally vote against reincorporation proposals.

CONFIDENTIAL VOTING.

Adviser will generally vote for proposals calling for corporations to adopt confidential voting, use independent vote tabulators, and use independent inspectors of election.

EQUAL ACCESS.

Adviser will normally vote for shareholder proposals that would allow significant shareholders equal access to management's proxy material (i) to evaluate and propose voting recommendations on proxy proposals and director nominees or (ii) to nominate their own candidates to the board.


Equal access proposals seek to include a shareholder's perspective within the company's proxy statement. These proposals are designed to "even the playing field" in the proxy system by providing large company shareholders opportunity to discuss in the proxy statement the merits of management's director nominees, nominate and profile director candidates, and discuss other management-sponsored proposals.

BUNDLED PROPOSALS.

Adviser will vote on bundled proposals on a case-by-case basis, voting for bundled proposals of which the combined effect is positive and against all others.


A bundled proposal refers to any proxy proposal that includes a number of separate elements. Some bundled proposals are fair and straightforward, involving various elements that belong together both logically and functionally. However, certain bundled proxy proposals combine unrelated issues that should be presented as separate voting items. Some companies have deliberately used these types of proposals to manipulate the vote in order to pass a questionable proposal by bundling it with a proposal(s) that would likely pass on its own - a strategy similar to the use of riders and amendments in legislative packages.

SHAREHOLDER ADVISORY COMMITTEES.

Adviser will vote on proposals to establish shareholder advisory committees on a case-by-case basis after consideration of the potential benefits and disadvantages of the proposals.

ANNUAL MEETING LOCATION.

Adviser will normally vote against shareholder proposals to hold annual meetings somewhere other than where management desires.

DISCLOSURE.

Adviser will generally vote against proposals that would require any kind of government-related disclosure, such as the release of information on a corporation's military contracts, or any other unnecessary disclosure of business records.

investment company PROXIES

This section of the proxy guidelines relates to both open-end and closed-end investment companies. Open-end investment companies have no set limit on the number of shares they may issue. The value of an open-end fund's shares is determined solely by dividing the value of that fund's portfolio by the number of shares outstanding. Closed-end funds, on the other hand, have a capital stock structure akin to that of operating companies, as the number of shares they may issue is fixed. The shares of these funds trade on an exchange like other stocks and may be more or less valuable than the value of the fund's portfolio. The primary advantage of closed-end funds is that (1) they can be fully invested with far fewer liquidity concerns; and (2) they do not have to maintain the same level of liquidity as open-end funds, which must be able to redeem shares at the request of their investors.


There are a few proxy issues that relate specifically to closed-end funds. Those will be noted below.

ELECTION OF DIRECTORS.

Adviser votes on director nominees will be evaluated on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; compensation of directors within the fund and family of funds; and, attendance at board and committee meetings.


Adviser will generally follow the same criteria used in the election of directors for a publicly traded corporation as discussed above.

APPROVE NEW CLASSES OR SERIES OF SHARES

Adviser will normally vote for the establishment of new classes or series of shares.

INVESTMENT ADVISORY AGREEMENTS.

Adviser will vote investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; investment performance compared with peers; and magnitude of fee increase.


Issues that can come up in these proxies are advisory fees, which will be evaluated based on the proposed fee change as it relates to variations in asset size, the fee change relative to fund performance, the fee structure of peers, and the nature of the fund's investment profile. Another issue is changing advisors from the fund to a subsidiary of the advisers or changing the advisory agreement due to a change in the structure or purpose of the fund.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Adviser will vote proposals to change a fundamental restriction to a nonfundamental restriction on a case-by-case basis, considering the following factors: the fund's target investments; the reasons given by the fund for the change; and, the projected impact of the change on the portfolio.


Fundamental investment restrictions are limits proscribed in the fund's charter document that determine the investment practices of the fund. Such restrictions may only be amended or eliminated with shareholder approval. Nonfundamental investment restrictions, by contrast, may be altered by the board of trustees.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Adviser will vote proposals to change a fund's fundamental investment objective to nonfundamental on a case-by-case basis.


Although it is generally undesirable for funds to change their investment objective arbitrarily, it may be acceptable to avoid the expense and uncertainty of future shareholder votes if the ability of the fund to thereafter change its objective is subject to reasonable limits and oversight by the Board.

CHANGE IN FUND'S SUBCLASSIFICATION

Adviser will vote changes in a fund's subclassification on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and, consolidation in target industry.


Occasionally a fund will seek shareholder approval to change its subclassification from a diversified to a nondiversified investment fund under the Investment Company Act of 1940. The fund's manager recommends such a change because it believes that the diversification requirements of the Act are constraining and that the fund's performance could benefit from the change.

NAME CHANGE PROPOSALS

Adviser will vote name change proposals on a case-by-case basis, considering the following factors: political/economic changes in the economic market; bundling with quorum requirements; bundling with asset allocation changes; and, consolidation in target market.

CHANGES TO THE CHARTER DOCUMENT

Adviser will vote changes to the charter document on a case-by-case basis, considering the following factors: the degree of change implied by the proposal; the efficiencies that could result; and regulatory standards and implications.

CHANGE THE FUND'S DOMICILE

Adviser will vote fund reincorporations on a case-by-case basis, considering the following factors: regulations of both states; required fundamental policies of both states; and, increased flexibility available.

CONVERT CLOSED-END FUND TO OPEN-END FUND [CLOSED-END FUNDS ONLY]

Adviser will vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which fund invests; measures taken by the board to address the discount; and, past shareholder activism, board activity, and votes on related proposals.



PREFERRED STOCK PROPOSALS [CLOSED-END FUNDS ONLY]

Adviser will vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose; other reasons management gives; and, possible dilution for common shares.

PROXY CONTESTS

Adviser will vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which the fund invests; measures taken by board to address the issue; and, past shareholder activism, board activity, and votes on related proposals.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Adviser will vote dispositions of assets/terminations/liquidations on a case-by-case basis, considering the following factors: strategies employed to save the company; the company's past performance; and, the terms of the liquidations.

AUTHORIZE BOARD TO HIRE/TERMINATE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Adviser will vote for proposals authorizing the board to hire/terminate subadvisers without shareholder approval.


A fund is not currently permitted to make such changes without obtaining an exemptive order, containing specific limitations and representations, from the Securities and Exchange Commission, the terms of which restrict the fund's ability to hire/terminate subadvisers arbitrarily.

DISTRIBUTION AGREEMENTS.

Adviser will generally vote for proposed distribution agreements as long as the agreements do not call for an excessive fee rate.


Distribution Agreements provide for what is commonly known as Rule 12b-1 fees, which are paid from net assets used to promote the sale of the fund's shares. These fees provide a means of allowing the fund to increase asset size and realize economies of scale.

MASTER-FEEDER STRUCTURE

Adviser will normally vote for the establishment of a master-feeder structure or the investment of fund assets in an affiliated fund.

Master-feeder structures allow the fund to invest its assets in a pooled portfolio with funds having similar investment objectives. Generally, these types of arrangements lead to certain economies of scale and result in reduced operating costs and, ultimately, enhanced shareholder value. Investments in an affiliated fund may benefit investment performance and are subject to SEC rules against excessive compensation.

MERGERS

Adviser will vote merger proposals on a case-by-case basis, considering the following factors: the resulting fee structure; the performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Adviser will vote against the establishment of a director ownership requirement.


Adviser is generally in favor of director ownership of fund shares. However, in large fund complexes, it may be impractical or undesirable for directors to own shares of each fund in the complex. Therefore, Adviser believes that the terms of such a policy should be determined by the board in conjunction with the fund's management and sponsor.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Adviser will vote against the reimbursement of expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISER

Adviser will vote shareholders proposals to terminate the investment adviser on a case-by-case basis, considering the following factors: performance of the fund's NAV; and, the fund's history of shareholder relations.

SOCIAL AND ENVIRONMENTAL ISSUES

Adviser will generally abstain from voting on proposals dealing with other social and environmental issues in instances in which the best economic interests of Adviser' clients will not be affected positively or negatively by the determination of such an issue. In situations in which the proposal would positively affect the economic interests of Adviser' clients, Adviser will generally vote for the proposal. Conversely, in situations in which the proposal would negatively affect the economic interests of Adviser' clients, Adviser will generally vote against the proposal.


Adviser may consider the following in analyzing shareholder social proposals:

>> whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

>>   the percentage of sales, assets, and earnings affected;

>> the degree to which the company's stated position on issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

>> whether the issues presented should be dealt with through government action or through company-specific action;

>> whether the company has already responded in some appropriate manner to the request embodied in the proposal;

>> whether the company's analysis and voting recommendation to shareholders is persuasive;

>>   what other companies have done in response to the issue;

>>   whether the proposal itself is well framed and reasonable;

>> whether implementation of the proposal would achieve the objectives sought in the proposal; and whether the subject of the proposal is best left to the discretion of the board.

CCMI EQUITY FUND

A Portfolio of CCMI Funds




Statement of Additional Information



This Statement of Additional Information (SAI) is not a prospectus but is incorporated by reference into the Fund prospectus and is legally part of it. This SAI contains more detailed information about the Fund and its management and operation. You should read this SAI in conjunction with the prospectus for CCMI Equity Fund (Fund) dated October 1, 2004. This SAI incorporates the Fund's Annual Report to Shareholders for the fiscal year ended May 31, 2004. You may obtain the prospectus or Annual Report without charge by calling 1-800-386-3111.

OCTOBER 1, 2004




            Contents
            How is the Fund Organized?                              2
            Securities in Which the Fund Invests                    2
            How is the Fund Sold?                                  11
            Redemption in Kind                                     12
            Massachusetts Partnership Law                          12
            Account and Share Information                          12
            Tax Information                                        13
            Who Manages and Provides Services to the Fund?         13
            Proxy Voting                                           19
            Financial Statements                                   19
            Addresses                                              20
            Investment Ratings                             Appendix A
            Proxy Voting Policy                            Appendix B


Cusip 12501K302

HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of CCMI Funds (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on December 11, 1991. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Trust changed its name from 111 Corcoran Funds to CCB Funds and the Fund changed its name from 111 Corcoran Equity Fund to CCB Equity Fund on May 13, 1998. The Trust changed its name from CCB Funds to CCMI Funds and the Fund changed its name from CCB Equity Fund to CCMI Equity Fund on June 1, 2001. The Fund's investment adviser is Commerce Capital Management, Inc. (CCMI or Adviser).

Securities in Which the Fund Invests

Following is a table that indicates which types of securities are a:


P = Principal investment of the Fund; (shaded in chart)


A = Acceptable (but not principal) investment of the Fund


Agency Securities                                                      A


American Depository Receipts                                           A


Bank Instruments                                                       A


Common Stocks                                                          P


Convertible Securities                                                 A


Corporate Debt Securities                                              A


Delayed Delivery Transactions                                          A


Derivative Contracts                                                   A


Investing in Securities of Other Investment Companies                  A


Lending of Portfolios Securities                                       A


Preferred Stocks                                                       A


Repurchase Agreements                                                  A


Restricted and Illiquid Securities (1)                                 A


Reverse Repurchase Agreements                                          A


Securities of Foreign Issuers (2)                                      A


Treasury Securities                                                    A


Warrants                                                               A


Zero Coupon Securities                                                 A


(1) The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees (Board) to be liquid, to 15% of its net assets.

(2) The Fund will not invest more than 10% of its total assets in securities of foreign issuers.

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective as described in the prospectus.

SECURITIES DESCRIPTIONS AND TECHNIQUES


Equity Securities


Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.


Common Stocks


Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.


Preferred Stocks


Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The stock does not usually carry voting rights. The Fund may also treat such redeemable preferred stock as a fixed income security.


Warrants


Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.


Fixed Income Securities


Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.


A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.


The following describes the types of fixed income securities in which the Fund may invest.


Treasury Securities


Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.


Agency Securities


Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. This does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities. It is possible that the federal government would not provide financial support to its agencies if it is not required to do so by law. If a GSE in which the Fund invests defaults and the federal government does not stand behind the obligation, the Fund's share price or yield could fall.


The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage backed securities.


Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. The corporate debt securities in which the Fund invests are rated, at the time of purchase, at least Baa by Moody's Investors Service, Inc. ("Moody's"), or at least BBB by Standard & Poor's ("S&P") or Fitch IBCA, Inc. ("Fitch"), or, if not rated, determined by the Fund's Adviser to be of comparable quality. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.


In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.


Bank Instruments


Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.


Convertible Securities


Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.


Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The convertible securities in which the Fund invests are rated, at the time of purchase, at least BBB by S&P or Fitch, or at least Baa by Moody's, or, if not rated, determined by the Fund's Adviser to be of comparable quality.


The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

Foreign Securities


Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o      the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.


The only foreign securities in which the Fund invests are American Depositary Receipts.


American Depositary Receipts


American Depositary Receipts ("ADRs") represent interests in underlying securities issued by a foreign company. The foreign securities underlying ADRs are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. ADRs involve risks of foreign investing.


Derivative Contracts


Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.


Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.


For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.


The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.


Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to market and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.


The Fund may trade in the following types of derivative contracts.

Futures Contracts


Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.


The Fund may buy and sell the following types of futures contracts: stock index futures contracts and financial futures contracts.


Options


Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right but not the obligation to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right but not the obligation to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.


The Fund may:

o Buy put options on portfolio securities and financial futures contracts in anticipation of a decrease in the value of the underlying asset.

o Write call options on portfolio securities and financial futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

o Buy or write options to close out existing options positions.


When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.


SPECIAL TRANSACTIONS


Repurchase Agreements


Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.


The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.


Repurchase agreements are subject to credit risks.


Reverse Repurchase Agreements


Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions


Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. Liability for the purchase price, and the rights and risks of ownership of the securities, accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.


Securities Lending


The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The collateral should be equal at all times to 100% of the then current market value plus accrued interest. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.


The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.


Securities lending is subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.



Securities lending activities are subject to interest rate risks and credit risks.


Restricted and Illiquid Securities


The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities laws. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Board to be liquid, to 15% of its net assets.


Investing in Securities of Other Investment Companies


The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.


INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES


The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.


INVESTMENT RISKS


There are many factors that may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.


Stock Market Risks


The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.



Sector Risks


Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.


Risks Related to Investing for Growth


Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.


Risks Related to Investing for Value


Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.


Risks Related to Company Size


Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.


Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.


Liquidity Risks


Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.


Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.


OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.


Credit Risks


Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.


Interest Rate Risks


Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.


Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.


Risks of Foreign Investing


Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.


Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.


Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.


fundamental investment objective


The Fund's investment objective is to provide high total return over longer periods of time through appreciation of capital and current income provided by dividends and interest payments. The investment objective may not be changed by the Fund's Board without shareholder approval.


INVESTMENT LIMITATIONS


Selling Short and Buying on Margin


The Fund will not sell any securities short or purchase any securities on margin, other than in connection with buying stock index futures contracts, put options on stock index futures, put options on financial futures and portfolio securities, and writing covered call options, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. A deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.


Issuing Senior Securities and Borrowing Money


The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.


The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.


Pledging Assets


The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when- issued basis; and (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts.

Investing in Real Estate


The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.





Investing in Commodities


The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However, the Fund may purchase put options on stock index futures, put options on financial futures, stock index futures contracts, and put options on portfolio securities, and may write covered call options.


Underwriting


The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.


Diversification of Investments


With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of any one issuer.


Concentration of Investments


The Fund will not invest 25% or more of the value of its total assets in any one industry. However, the Fund may invest 25% or more of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.


Lending Cash or Securities


The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding money market instruments, repurchase agreements, obligations of the U.S. government, its agencies or instrumentalities, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or certain debt instruments as permitted by its investment objective, policies, and limitations or the Trust's Declaration of Trust.


The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act of 1940 (1940 Act). The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.


Investing in Illiquid Securities


The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain securities not determined by the Trustees to be liquid.


Purchasing Securities to Exercise Control


The Fund will not purchase securities of a company for purpose of exercising control or management.


Writing Covered Call Options


The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.


The Fund does not intend to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year. For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."


DETERMINING MARKET VALUE OF SECURITIES


The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The value of the Fund's portfolio securities is determined by a pricing service when the Adviser believes such prices accurately reflect the fair market value. The pricing service generally prices securities as follows:

o For exchange-traded equity securities, according to the last sale price in the market in which they are primarily traded;

o For NASDAQ over-the-counter equity securities, according to the NASDAQ Official Closing Price;

o Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value; and

o For fixed income securities, according to the mean between bid and asked prices, except that fixed income securities with remaining maturities 60 days or less may be valued at amortized cost.


Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities. Other securities are valued at fair value as determined in good faith by the Adviser, subject to and in accordance with policies approved by the Board.


HOW IS THE FUND SOLD?


Under the Distributor's Contract with the Fund, the Distributor, Unified Financial Securities, Inc., offers Shares on a continuous, best-efforts basis.


SHAREHOLDER SERVICES


The Fund has adopted a Rule 12b-1 Shareholder Services Plan. Pursuant to the Plan, the Fund may pay Unified Fund Services Inc., for providing shareholder services and maintaining shareholder accounts. Unified Fund Services Inc. may select other service providers to perform these services for their customers and may pay them fees.


SUPPLEMENTAL PAYMENTS


Investment professionals may be paid fees out of the assets of the Distributor and/or Unified Fund Services Inc., (but not out of Fund assets). The Distributor and/or Unified Fund Services Inc. may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional.


REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.


Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.


Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.


Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.


In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS


Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.


All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote. The Shares do not have cumulative voting rights or any preemptive or conversion rights. The Fund does not issue share certificates.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares



ASSETS AND LIABILITIES


Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.


SHARE OWNERSHIP


As of September 1, 2004, the officers and trustees as a group beneficially [owned less than 1% of the Fund].


As of September 1, 2004, the following persons may be deemed to beneficially own five percent (5%) or more of the CCMI Equity Fund: [Update: First Mercantile Trust, 57 Germantown Ct, Suite 400, Cordova, TN 38018 - 5.93%; Central Carolina Bank & Trust, Post Office Box 30010, Durham, NC 27702 - 93.24%]. Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.



TAX INFORMATION

The Fund has met, and intends to continue to meet, requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax.


The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund. [Update: As of May 31, 2003, the Equity Fund had post October losses of $1,153,585, that was deferred until June 1, 2003. ]

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES


The following tables give information about each Board member and the senior officers of the Funds. The tables separately list Board members who are "interested persons" of the Funds (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, IN 46204.


Independent Trustees


----------------------------------------- ----------------------------------------------------------------------------
Name, Address*, (Date of Birth),          Principal Occupation During Past 5 Years and Other  Directorships
Position with Fund Complex, Term of
Position with Trust
----------------------------------------- ----------------------------------------------------------------------------
Gary E. Hippenstiel (1947)                Director, Vice President and Chief Investment Officer of Legacy Trust
                                          Company, N.A. since 1992. Trustee of AmeriPrime Funds since 1995,
Trustee, June 2003 to present             AmeriPrime Advisors Trust since July 2002 and Unified Series Trust since
                                          December 2002.
----------------------------------------- ----------------------------------------------------------------------------
Stephen A. Little (1946)                  President and founder, The Rose, Inc., a registered investment advisor, since April 1993. Trustee of AmeriPrime Funds and Unified Series Trust
Trustee, June 2003 to present             since December 2002 and AmeriPrime Advisors Trust since November 2002.
----------------------------------------- ----------------------------------------------------------------------------
Daniel J. Condon (1950)                   Vice President and General Manager, International Crankshaft Inc., an
                                          automotive equipment manufacturing company, 1990 to present; Trustee, The
Trustee, June 2003 to present             Unified Funds, from 1994 to 2002; Trustee, Star Select Funds, a REIT mutual fund, from 1997 to 2000. Trustee of AmeriPrime Funds and Unified
                                          Series Trust since December 2002 and AmeriPrime Advisors Trust since
                                          November 2002.
----------------------------------------- ----------------------------------------------------------------------------
                                       13

Interested Trustees and Principal Officers

------------------------------------------------ ---------------------------------------------------------------------
Name, (Date of Birth), Position with Fund        Principal Occupation During Past 5 Years
Complex, Term of Position with Trust             and Other Directorships
------------------------------------------------ ---------------------------------------------------------------------
Timothy L. Ashburn (1950)**                      Employed by Unified Financial Services, Inc., Chairman of Unified
                                                 Financial Services, Inc. 1989 to 2004, Chief Executive Officer from
Chairman, June 2003 to present                   1989 to 1992 and 1994 to April 2002, and President from November
Asst. Secretary, December 2003 to present        1997 to April 2000. Trustee of AmeriPrime Advisors Trust since
                                                 November 2002, and AmeriPrime Funds and Unified Series Trust
                                                 since December 2002.
------------------------------------------------ ---------------------------------------------------------------------
Ronald C. Tritschler (1952)***                   Chief Executive Officer, Director and legal counsel of The Webb
                                                 Companies, a national real estate company, from 2001 to present;
Trustee, June 2003 to present                    Executive Vice President and Director of The Webb Companies from
                                                 1990 to 2000; Director, First State Financial, from 1998 to present; Director, Vice President and legal counsel for The Traxx
                                                 Companies, an owner and operator of convenience stores, from 1989 to present. Trustee of AmeriPrime Advisors Trust since November
                                                 2002 and AmeriPrime Funds and Unified Series Trust since December 2002.
------------------------------------------------ ---------------------------------------------------------------------
Anthony J. Ghoston (1959)                        Executive Vice President of Unified Fund Services, Inc. since June
                                                 2004; Senior Vice President of Unified Fund Services, Inc. April
President, July 2004 to present                  2003 to June 2004; Senior Vice President and Chief Information
                                                 Officer of Unified Financial Services since 1997.
------------------------------------------------ ---------------------------------------------------------------------
Thomas G. Napurano (1941)                        Chief Financial Officer and Executive Vice President of Unified
                                                 Financial Services, Inc., the parent company of the Trust's
Chief Financial Officer and Treasurer, June      administrator and Distributor; Director, Unified Financial
2003 to present                                  Services, Inc., from 1989 to March 2002.  CFO of AmeriPrime Funds and  AmeriPrime Advisors Trust since October 2002.  CFO of Unified
                                                 Series Trust since December 2002.
------------------------------------------------ ---------------------------------------------------------------------
Carol Highsmith (1964)                           Employed by Unified Fund Services, Inc. (November 1994 to present).
                                                 Secretary of AmeriPrime Funds, AmeriPrime Advisors Trust and
Secretary, June 2003 to present                  Unified Series Trust since December 2003.
------------------------------------------------ ---------------------------------------------------------------------

* The address for each of the trustees and officers is 431 N. Pennsylvania, Indianapolis, IN 46204.

** Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex.

 *** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex.

 Effective July 2003, the Trust's audit committee consists of Gary Hippenstiel, Stephen Little, and Daniel Condon. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The audit committee held ___ meetings during the fiscal year ended May 31, 2004.


The following table provides information regarding shares of the Fund and other portfolios of the CCMI Funds owned by each Trustee as of December 31, 2003. [update]


   =============================== ================================ =============================================
              Trustee                Dollar Range of Fund Shares      Aggregate Dollar Range of Shares of the
                                                                           Funds Overseen by the Trustee
   ------------------------------- -------------------------------- ---------------------------------------------
   Timothy Ashburn                              None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Daniel Condon                                None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Gary E. Hippenstiel                          None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Stephen Little                               None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Ronald Tritschler                            None                                    None
   =============================== ================================ =============================================




The compensation paid to the Trustees of the Trust for the fiscal year ended May 31, 2004 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees. [update]

===================================== ============================== ============================================
                Name                   Aggregate Compensation from    Total Compensation from Fund Complex and
                                                  Trust                        Federated Fund Complex
------------------------------------- ------------------------------ --------------------------------------------
Gary E. Hippenstiel                                $__                                   $__
------------------------------------- ------------------------------ --------------------------------------------
Timothy Ashburn                                    $0                                    $0
------------------------------------- ------------------------------ --------------------------------------------
Daniel Condon                                      $__                                   $__
------------------------------------- ------------------------------ --------------------------------------------
Stephen Little                                     $__                                   $__
------------------------------------- ------------------------------ --------------------------------------------
Ronald Tritschler                                  $__                                   $__
------------------------------------- ------------------------------ --------------------------------------------




INVESTMENT ADVISER


The Adviser is Commerce Capital Management, Inc., 850 Ridgelake Boulevard, #101, Memphis, Tennessee 38120, a wholly owned subsidiary of National Commerce Financial Corporation. Under the terms of the Investment Advisory Contract (the "Agreement"), subject to the direction of the Trustees of the Trust, the Adviser provides investment research and supervision of the investments of the Fund and conducts a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of the Fund's assets.


The Agreement provides that the Fund pays all of its own expenses and its allocable share of Trust expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and its registration statements and any amendments thereto; expenses of registering and qualifying the Trust, the Fund and shares ("Shares") of the Fund under Federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to current shareholders; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefore; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Fund. The Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.


The Agreement further provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of the Adviser, the Adviser shall not be liable to the Trust or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.


As compensation for its management services, the Fund is obligated to pay the Adviser an annual fee equal to 0.85% of the average daily net assets of the Fund. Although not contractually obligated to do so, the Adviser expects to waive a portion of its management fees and/or reimburse expenses to maintain annual Fund operating expenses at 1.03%. This voluntary waiver may be terminated at any time.

On March 15, 2004, the Fund's Board of Trustees renewed the Agreement with the Adviser. As to the nature, extent, and quality of the services to be provided by the Adviser, the Board considered the Adviser's written response to an advisory services questionnaire prepared by Fund counsel regarding the nature of the services provided by the Adviser. In its response, the Adviser provided information regarding matters such as any changes in the financial condition or investment personnel of the Adviser. The Trustees also reviewed the Adviser's Form ADV (Parts I and II), which described the operations and policies of the Adviser, as well as the education and professional background of the Adviser's investment personnel. The Trustee then reviewed the audited balance sheet dated December 31, 2002, and unaudited financial information as of June 30, 2003,of the Adviser and discussed the Adviser's ability to meet its obligations under the Agreement. The Trustees discussed the terms of the Agreement, and concluded that the nature and extent of services required of the Adviser were reasonable and consistent with the Board's expectations. The Trustees concluded that the Adviser has the resources to provide high quality advisory services to the Fund. As to the performance of the Adviser, the Trustees reviewed the performance the Fund compared to other similar mutual funds and its benchmark, and concluded that the Adviser had performed reasonably well. As to the costs of the services to be provided, the Board reviewed the fees under the Agreement compared to other mutual funds with similar investment objectives. The Board considered the fact that the Adviser has been waiving fees to maintain total expenses at current levels. The Trustees concluded that the fees in the Agreement were reasonable. The Board reviewed a memorandum regarding their duties when considering the Agreement for renewal, and the independent Trustees met separately with legal counsel. It was the consensus of the Trustees, including the independent Trustees, that renewal of the Agreement would be in the best interests of the Fund and its shareholders.



Other Related Services


Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.


Sub-Adviser


The Adviser had previously delegated daily management of the Fund to a sub-adviser, Franklin Street Advisors, Inc. ("Franklin Street").


For its services under the Sub-Advisory Agreement, Franklin Street received a sub-advisory fee equal to 0.65% of the average daily net assets of the Equity Fund. Effective January 1, 2002, the Adviser assumed all responsibility for the management of the Fund.


Code of Ethics Restrictions on Personal Trading


As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although the codes do permit these people to trade in securities, including securities that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.


Brokerage Transactions


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board. The Adviser does not intend to execute any Fund portfolio transactions through an affiliated broker.


Research Services


Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Unified in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.


For the fiscal year ended, May 31, 2003, the Fund's Adviser or sub-advisor directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $16,893,605 for which the Fund paid $94,825 in brokerage commissions.


Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.


CUSTODIAN


The Fifth Third Bank, Cincinnati, Ohio, is custodian for the securities and cash of the Fund. Unified Fund Services, Inc., provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.


FUND SERVICES


Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee for transfer agency services from the Fund of $1.25 per shareholder (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $5 million or more).


In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, 0.03% of the Fund's assets from $100 million to $150 million, and 0.02% of the Fund's assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets of $5 million or more).


Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.13% of the Fund's assets under $50 million, 0.10% of the Fund's assets from $50 million to $100 million, 0.08% of the Fund's assets from $100 million to $150 million, and 0.06% of the Fund's assets over $150 million (subject to a minimum fee of $2,083 per month).





FEES PAID BY THE FUND FOR SERVICES
The following table describes various fees paid by the Fund during the last three fiscal years.


For the Year Ended May 31,        2004              2003              2002
Advisory Fee Earned             $898,368          $730,352          $659,444
Advisory Fee Reduction          $295,933          $190,426          $139,647
Sub-Advisory Fee1                    N/A               N/A          $504,281
Brokerage Commissions           $106,405           $94,825          $117,240
Administrative Fee2             $112,340          $128,886          $116,373
Fund Accounting Fee2             $60,103                $0                $0
Shareholder Services Fee        $264,226          $214,809          $116,372

--------------------------------------------------------------------------------
1Prior to January 1, 2002, Franklin Street Advisers, Inc. served as the Fund's sub-adviser.
2 Prior to August 4, 2003, the administrative and fund accounting fees were paid to Federated Services Company, a subsidiary of Federated.


INDEPENDENT AUDITORS


The independent auditor for the Fund for the fiscal year ending May 31, 2005, Cohen McCurdy, Ltd., conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.



PROXY VOTING

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund's Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust's policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.


The Adviser's proxy voting policies and procedures are attached as Appendix B to this Statement of Additional Information.


MORE INFORMATION


 The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are available without charge, upon request by calling toll-free, 1-800-386-3111 or by accessing the SEC's website at www.sec.gov . In addition, a copy of the Funds' proxy voting policies and procedures are also available by calling 1-800-386-3111 and will be sent within three business days of receipt of a request.




FINANCIAL STATEMENTS

The financial statements and independent auditor's report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the year ended May 31, 2004. You can obtain the Annual Report without charge by calling the Fund at 1-800-386-3111.

ADDRESSES


CCMI Equity Fund
431 N. Pennsylvania Street
Indianapolis, IN  46204-1806


Distributor
Unified Financial Securities Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204-1806

Investment Adviser
Commerce Capital Management, Inc.
850 Ridgelake Boulevard, #101
Memphis, TN 38120

Custodian
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263

Transfer Agent and Dividend Disbursing Agent
Unified Fund Services Inc.
431 N. Pennsylvania Street
Indianapolis, IN46204-1806


Independent Auditors
Cohen McCurdy, Ltd.
826 Westpoint Pkwy., Suite 1250
Westlake, OH  44145

Legal Counsel
Thompson Hine LLP
312 Walnut Street, Suite 1400
Cincinnati, OH 45202

                                   Appendix A
                               Investment Ratings

Standard & Poor's Long-Term Debt Rating Definitions
AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating. B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.
CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating. CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating. C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Moody's Investors Service, Inc. Long-Term Bond Rating Definitions AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities. A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. BAA--Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch IBCA, Inc. Long-Term Debt Rating Definitions
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment. CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time. C--Bonds are imminent default in payment of interest or principal.

Moody's Investors Service, Inc. Commercial Paper Ratings Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: o Leading market positions in well-established industries; o High rates of return on funds employed; o Conservative capitalization structure with moderate reliance on debt and ample asset protection; o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and o Well-established access to a range of financial markets and assured sources of alternate liquidity. Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Commercial Paper Ratings
A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Fitch IBCA, Inc. Commercial Paper Rating Definitions FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

                                   Appendix B
      National Commerce Financial Corp. / Commerce Capital Management Inc.
                               PROXY VOTING POLICY

INTRODUCTION
         National Commerce Financial Corp. and Commerce Capital Management Inc. ("Adviser") acknowledges that among its duties as a fiduciary to its clients is the obligation to protect the interests of its clients by voting the shares held by its clients' accounts. In order to ensure that shares are voted in all appropriate circumstances, Adviser will exercise voting discretion under all shares under its control unless voting discretion is specifically reserved for the client or assigned to a third party in the advisory contract. To ensure that shares are voted in a consistent manner and in the best interest of its clients, Adviser has adopted this Proxy Voting Policy.

GENERAL STANDARDS AND APPROACH
         In general, Adviser has determined that it is in the best interests of its clients to vote its clients shares so as to promote the alignment of the interests of corporations with the interests of their respective shareholders, to improve the accountability of corporate management to its shareholders, to reward good performance by management, and to approve proposals that Adviser believes will result in financial rewards for its clients. To the extent that the interests of Adviser conflict with the interests of its clients, Adviser will always vote its clients' shares in the interest of its clients; for that reason, Adviser will vote its proxies in accordance with this Policy without regard to its own actual or perceived interests.

Adviser reserves the right to override any voting policy stated below when it believes that a vote contrary to a policy would be in the best interest of Adviser's clients. Any vote contrary to a stated policy must be approved by the Chief Investment Officer. Policies which require "case-by-case" consideration must be approved by the Chief Investment Officer, utilizing the factors that are stated in the guidance to the relevant item. A written summary of the Chief Investment Officer's considerations in making the voting decision should be prepared and retained with the records of the proxy.

ROUTINE MATTERS
VOTING FOR DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS.
Adviser will vote for the candidates nominated by management in uncontested elections unless there is a basis or reason for opposing such candidates, in which event Adviser shall withhold its vote for such candidates.

To the extent practicable, Adviser will consider the following factors when assessing reasons for opposing candidates in uncontested elections and making case-by-case voting determinations in contested elections:
     o Long-Term Corporate Performance Record. When Adviser believes that there has been consistent underperformance by a company, Adviser will consider the potential for effecting change when evaluating incumbent candidates and first-time candidates. As part of this consideration, Adviser will examine the company's financial performance measures, market-based performance measures, S&P Common Stock rankings, and any other applicable performance measures.
     o Composition of the Board and Key Board Committees. Adviser will consider a director to be independent if he or she has no connection to the company other than a board seat. Even if the board member has served on the board for over ten years, he/she will still be considered to be an independent director.
         Key board committees such as audit, compensation, and nominating committees should normally be composed entirely of independent directors. Votes for insider directors will normally be withheld if they serve on any of these committees. In addition, votes for inside directors should be withheld in instances where the full board serves as the audit, compensation, or nominating committee or in instances where the company does not have one of these committees.
     o Attendance at Meetings. An incumbent candidate should have attended at least 75 percent of the board and committee meetings. Mitigating circumstances for absenteeism may include the convening of relatively few meetings and other reasonable justifications that are not likely to reoccur.
     o Director's Investment in the Company. Ownership of a significant block of stock is a positive factor because it tends to align the director's interests with those of the shareholders. The lack of any stock holding or a small holding may be a negative factor in the absence of an explanation. Stock ownership should not be a factor in the case of candidates, such as academics or religious leaders, who may be qualified to serve but lack the wealth to buy stock.
     o Retired Chief Executive Officers (CEOs). Nominations of retired CEOs to boards of the companies they headed are generally not favored but may be supported in exceptional circumstances. For example, the nomination of a retired CEO with an outstanding record of performance by a nominating committee composed of independent directors would be viewed more favorably than the nomination of a former CEO with a lackluster performance record by directors who owe their positions to him.
     o Number of Other Board Seats. A candidate generally should normally not serve on more than four boards at once (except boards of registered investment companies that are a family of funds), especially if he or she holds a regular, full-time position apart from being a director.
     o Other Factors. Any other factor bearing on the qualifications of candidates to serve as directors, including but not limited to conviction of a crime, payment of greenmail, appearance of entrenchment, interlocking directorships, etc., may be considered.

RATIFYING AUDITORS.
Adviser will vote for resolutions to ratify auditors, unless there is reason to believe the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

CHANGES IN CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS
MAJORITY OF INDEPENDENT DIRECTORS.
Adviser will generally vote for shareholder resolutions seeking boards composed of a majority of independent directors. Adviser will vote for shareholder resolutions seeking board audit committees, compensation committees, and nomination committees composed exclusively of independent directors. Exceptions to the rule may be made where the board is already sufficiently independent and is fulfilling its fiduciary duty making support of such proposals unnecessary.

STAGGERED VERSUS ANNUAL ELECTIONS.
Adviser will not normally vote for proposals to repeal classified boards and elect all directors annually. Adviser will normally vote for proposals to classify boards. A classified Board is one in which all directors are not elected in the same year; rather the directors' terms of office are staggered.

CUMULATIVE VOTING.
Adviser will not normally vote for proposals to permit cumulative voting. Adviser will normally vote for proposals to eliminate cumulative voting. Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned, which is the so-called "one share, one vote" standard. A minority of companies allow cumulative voting, which permits shareholders to distribute the total number of votes they have in any manner they see fit when electing directors. For example, if a shareholder owns 50,000 shares and three director seats are open for election, the shareholder may cast 150,000 votes for one candidate (or otherwise distribute his 150,000 votes as he desires).


PREEMPTIVE RIGHTS.
Adviser will vote on a case-by-case basis regarding shareholder proposals seeking preemptive rights. Preemptive rights guarantee existing shareholders the first opportunity to purchase shares of new stock issues in the same class they already own and in an amount equal to the percentage of stock they own. While shareholders may not choose to exercise their right, it at least affords them some protection from involuntary dilution of their ownership interest, as well as an opportunity to save a brokerage commission. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices that are unfavorable to them. Generally, we do not believe the cost of implementing preemptive rights is justified by the value added to shareholders. In evaluating proposals on preemptive rights, Adviser will look at the size of the company and the characteristics of its shareholder base.

STOCK OWNERSHIP REQUIREMENTS.
Adviser will vote against shareholder resolutions requiring directors to own a minimum amount of company stock to qualify as a director or remain on the board. TERM OF OFFICE.
Adviser will vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS
Adviser will vote against shareholder proposals to impose mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION. Adviser will vote for proposals for indemnification and liability protection that satisfy the following conditions: (1) the director must have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, (2) such protection does not extend beyond legal expenses to acts involving gross negligence or other violations of the duty of care that exceed reasonable standards, (3) such protection does not extend to acts involving a breach of the duty of loyalty or self dealing, (4) such protection does not limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; and (5) such protection does not extend to acts involving criminal activity. Adviser will vote against proposals that are overly broad.

SEPARATING CHAIRMAN AND CEO.
Adviser will vote shareholder proposals requiring that the positions of chairman and CEO be held separately on a case-by-case basis. In cases in which corporate performance is average or better relative to a peer group and market index, Adviser will vote against shareholder proposals to separate the positions. In cases in which performance is below average, Adviser will generally vote for resolutions to separate the positions, especially if the same person has held both positions over a sustained period of underperformance.

SHAREHOLDERS' ABILITY TO REMOVE DIRECTORS.
Adviser will vote against proposals that provide that directors may be removed only for cause. Adviser will vote for proposals to restore shareholder ability to remove directors with or without cause. Adviser will normally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Adviser will normally vote for proposals that permit shareholders to elect directors to fill board vacancies. Shareholders' ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. Many companies have solicited shareholder approval prohibiting the removal of directors except for cause (guilty of self-dealing, fraud, or misappropriation of company assets). This type of prohibition insulates the directors from removal by shareholders even if the director has been performing poorly, not attending meetings, or not acting in the best interest of shareholders. In addition, proposals will often be bundled to contain provisions which specify that if a board vacancy exists, only the continuing directors may appoint new directors to fill the vacancies, further insulating the board by allowing directors to fill a vacancy of a board member removed by shareholders. SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETINGS.
Adviser will normally vote against proposals to restrict or prohibit shareholder ability to call special meetings. Adviser will normally vote for proposals that remove restrictions on the right of shareholders to call special meetings independently of management.
According to the Institutional Shareholder Services, Inc. (ISS) database, most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. The laws in some states vest corporations with the discretion to limit or deny altogether the right of shareholders to call a special meeting. States that provide this right may require that the shareholder proponent, or group of shareholders, own a specified percentage of the outstanding shares (10 percent is a common requirement) to bring the proposal for a special meeting to a shareholder vote. The percentage of shareholder votes required to force the corporation to call a special meeting varies from state to state. ISS reports that 129 of the S&P 500 companies either do not provide for the right of shareholders to call special meetings or place voting restrictions on the right. The remaining 371 companies allow the right to call special meetings.
Special meetings give shareholders the ability to take such actions as removing directors, initiating a shareholder resolution, or responding to a beneficial offer if the bidder cannot call a special meeting, without having to wait for the next scheduled meeting. The inability to call a special meeting could be detrimental to the interests of shareholders. The most common management proposals regarding special meetings seek higher vote requirements to call special meetings or elimination of the right to special meetings. These management proposals also may contain supermajority voting requirements for the amendment of special meeting restrictions, which effectively lock the restrictions in place. Shareholder resolutions regarding special meetings typically call for the restoration or expansion of the right to call special meetings.

SHAREHOLDERS' ABILITY TO ALTER THE SIZE OF THE BOARD. Adviser will vote for proposals that seek to fix the size of the board. Adviser will vote against proposals that give management the ability to alter the size of the board without shareholder approval.

SHAREHOLDERS' ABILITY TO ACT BY WRITTEN CONSENT. Adviser will normally vote against proposals to restrict or prohibit shareholders from taking action by written consent. Adviser will normally vote for proposals to allow or make easier shareholder action by written consent. A consent solicitation is similar to a proxy solicitation: consents are mailed to shareholders for their vote and signature, and they are then delivered to management. The only procedural difference is that the consent process ends with delivery of the consents. If enough consents are returned, the subject of the consent is deemed ratified. By contrast, a proxy solicitation must end with a meeting because proxy cards merely authorize the indicated "proxy" to cast a vote at a shareholder meeting. A signed consent is itself a final vote and, as such, does not require a vote by proxy at a shareholder meeting.

Consent solicitations can be advantageous to both shareholders and management because the process is less expensive than holding a physical meeting, and shareholders can simply respond to the proposal by mail. Institutional Shareholder Services, Inc. (ISS) reports that 350 of the S&P 500 companies allow shareholder action by written consent. The remaining 150 companies either do not allow action by written consent or place restrictions on such action. Many states require a unanimous shareholder vote for the subject of a consent solicitation to become effective, according to ISS. In other states, consent subjects are ratified if the consent vote matches the ratification vote required at a shareholder meeting.

Detractors of the ability to act by written consent argue that since shareholders are not required to provide advance notice to the SEC of their intention to take action by written consent, a consent solicitation aimed at replacing a board or other takeover measure can be inherently coercive because it does not allow shareholders enough time to evaluate their actions properly. Shareholder rights advocates counter that institutional investors possess the expertise and resources to evaluate a consent solicitation in the allotted time.

PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS.
Contested elections involving the nomination of an entire board of directors in opposition to the current board (hostile takeover) or the nomination of a minority of directors in opposition to the management slate (proxy contest) shall be voted on a case-by-case basis with the vote determined by the Chief Investment Officer of Adviser. Among the relevant considerations for a determination of the vote are the overall long-term financial performance of the target company, management's track record, background of the proxy contest, qualifications of director nominees, evaluation of the positions of both sides and likelihood of accomplishing proposed objectives, and stock ownership holdings.

REIMBURSING PROXY SOLICITATION EXPENSES.
Adviser will vote shareholder proposals that provide for full reimbursement for dissidents waging a proxy contest on a case-by-case basis. Generally, the reimbursement system is currently biased as reimbursement for incumbents is rarely denied with reimbursement of dissidents only being paid if they gain control of the company. Factors to be considered in determining how to vote include the identity of persons who will pay solicitation expenses, estimated total cost of solicitation, total expenditures to date, fees to be paid to proxy solicitation firms, and the terms of a proxy contest settlement, if applicable. If the request for reimbursement is after the proxy contest, consider the percentage of the votes captured by the dissidents and management, the issues involved, and the expected benefits resulting from the proxy contest as well as the total amount requested in efforts to estimate a reasonable cost for lawyer fees, professional solicitors, investment bankers, travel costs, mailing and printing.

COMPENSATION
EXECUTIVE COMPENSATION PLANS.
Adviser will vote on stock option plans, incentive plans, and other executive compensation plans on case-by-case determinations of reasonableness.
DIRECTOR COMPENSATION.
Adviser will vote for director compensation plans on a case-by-case basis. Adviser favors director compensation plans that include a large component of stock-based compensation in proportion to the cash component. The same factors for assessing the reasonableness of executive compensation plans may be applied to director compensation proposals.
SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY. Adviser will vote for shareholder proposals to limit executive and director compensation on a case-by-case basis. Adviser will vote for shareholder proposals seeking additional disclosure of executive and director pay information that is relevant to voting determinations under this policy. The policy considerations identified above for voting determinations on executive compensation plans may be relevant to determinations on shareholder proposals to limit executive and director compensation. Adviser opposes shareholder proposals that impose arbitrary limits on compensation.

GOLDEN AND TIN PARACHUTES.
Adviser will normally vote for shareholder proposals to submit golden and tin parachutes to shareholders for ratification. Adviser will vote on a case-by-case basis for proposals to ratify or cancel golden or tin parachutes. Management occasionally will propose a compensation plan that is triggered by both a change in control of the company (e.g., hostile takeover or merger) and termination of employment. These plans are commonly known as "golden parachutes" in the case of top management and "tin parachutes" in the case of middle management and other non-highly compensated employees. Shareholders should be allowed to vote on all plans of this type. Adviser will vote against parachute proposals that can be triggered by a mechanism or procedure that is within the control of management or that exceed three times the annual base salary and bonus of the recipients. The fact that a proposal includes reasonable provisions for guaranteed retirement and other benefits should not be viewed negatively.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOP).
Adviser will normally vote for proposals seeking shareholder approval to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is excessive (i.e., usually greater than 5 percent of the outstanding shares). ESOPs are stock bonus plans, or combinations of stock bonus plans and money purchase pension plans, which qualify under the Internal Revenue Code of 1986, ERISA, and other statutory and regulatory requirements. The plans are designed to defer a portion of current employee income for retirement purposes.

EMPLOYEE STOCK PURCHASE PLANS.
Adviser will normally vote for proposals with an offering period of 27 months or less and voting power dilution (VPD) of ten percent or less and will normally vote against all other proposals. Employee stock purchase plans give employees an opportunity to purchase stock (usually at a discount to market), primarily through payroll deductions. Such plans can lead to greater commitment from employees, provide performance incentives, and allow workers to share in the growth potential of their employer.

401(k) EMPLOYEE BENEFIT PLANS.
Adviser will normally vote for proposals to implement 401(k) savings plans for employees.
MERGERS AND CORPORATE RESTRUCTURINGS
MERGERS AND ACQUISITIONS.
Adviser will normally vote with management when a corporation is merging with, or into, or acquiring, or being acquired by another firm or company on a friendly basis. Hostile bids will be considered on a case-by-case basis. Adviser's vote on proposed mergers or acquisitions should promote the long-term financial interest of its clients' accounts. Among the factors to be considered are:

o existence of clear, long-term benefits to shareholders, such as demonstrable stock price appreciation;

o whether a "fairness opinion" has been issued and, if so, its quality and the credibility of the provider;

o anticipated financial and operating benefits, including synergies to be obtained, if any;

o    offer price;

o    preservation or elimination of shareholder rights;

o whether insiders would acquire control blocks of stock or receive excessive compensation or takeover cash-outs;

o    other options that may be available.

ASSET SALES.
Adviser will normally vote for asset sales that yield reasonable value and that serve a stated corporate purpose, such as debt reduction, shedding an unprofitable business, elimination of diseconomies of scale or negative synergies, raising needed capital, etc.
Asset sales are often accompanied by an investment banker's opinion that compares the sale transaction with similar deals. The market response to the announcement of a proposed asset sale may also provide an indication of its effect on shareholders.

SPIN-OFFS.
Adviser will normally vote for spin-offs that add economic value to its clients' investment. A spin-off is a corporate strategy that divides a segment or division of a large company into a separate corporate entity, the shares of which are distributed to existing shareholders as a bonus or dividend. By way of example, a corporation may spin off a business that is unprofitable or distracts from its core business. Among the factors that should be considered are the following:

     o tax and regulatory advantages;

     o market reaction to the announcement of proposed spin-off;

     o effects of spin-off on parent company;

     o planned use of sale proceeds;

     o managerial incentives that promote entrepreneurial behavior and better control over operations; and

     o possible motivation to thwart takeover attempts.

LIQUIDATIONS.
Adviser will vote on liquidations on a case-by-case basis after considering management's efforts to pursue other alternatives, the appraisal value of the assets, and the compensation plan for the executives managing the liquidation. Although obviously not good news for long-term investors, a voluntary liquidation is generally more attractive for shareholders than either a bankruptcy or an offer for the company as a whole that is less than the value of its assets.

APPRAISAL RIGHTS.
Adviser will normally vote for proposals to restore or confer rights of appraisal. Mergers and other corporate restructuring transactions are subject to appraisal rights in many states. Rights of appraisal provide shareholders that are not satisfied with the terms of certain corporate transactions the right to demand a judicial review to determine a fair value for their shares. Appraisal rights also serve another important interest. If a majority of shareholders approve a given transaction, the exercise of appraisal rights by a minority shareholder will not necessarily prevent the transaction from taking place. If a small minority of shareholders succeed in obtaining what they believe to be a fair value, appraisal rights may benefit all shareholders. The downside of appraisal rights is that if enough shareholders dissented and the courts found that a transaction's terms were unfair, appraisal rights could prevent a transaction that other shareholders had already approved. Unless a shareholder is certain that his stock is substantially undervalued in, for example, a merger transaction, initiating the appraisal process would not be worth the time, trouble, and expense. The dissenting shareholder also faces the possibility that he will receive less for his shares than the nondissenting group, which has happened.

BLANK CHECK PREFERRED STOCK.
Adviser will normally vote for proposals to create "blank check" preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Adviser will normally vote against proposals authorizing creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Adviser will normally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Adviser will normally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Adviser will normally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.
Preferred stock is technically an equity security, but has certain features which liken it to debt instruments, such as fixed dividend payments, seniority of claims status over common stock and, in most cases, no voting rights (except on matters that affect the seniority of preferred stock as a class). The terms of "blank check" preferred stock give the board of directors the power to issue shares of preferred stock at their discretion--with voting, conversion, distribution, and other rights to be determined by the board at the time of issue.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK. Adviser will normally vote for shareholder proposals to have blank check preferred stock placements, other than those issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

DEBT RESTRUCTURINGS.
Adviser will vote on proposals to increase common and/or preferred stock and to issue shares as part of a debt restructuring on a case-by-case basis. Factors which Adviser will consider when review debt restructurings proxies include dilution of ownership interest, change in control of the company, and potential for the company to go bankrupt should the restructuring not be approved.

TENDER OFFER DEFENSES
SHAREHOLDER RIGHTS PLANS ("POISON PILLS").
Adviser will normally vote for shareholder proposals calling for a company to submit its poison pill for shareholder ratification. Adviser will generally vote against management proposals to adopt poison pills and for shareholder proposals to eliminate such poison pills.
Adviser may consider supporting a poison pill if the following factors are present:
     o 20% or higher flip-in level (a flip-in provision provides that shareholders of the target company are given the right to purchase, at a discount, shares of their own company should the acquirer surpass a specified ownership threshold);

     o sunset provisions of five years or less;
     o shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill; and

     o no dead-hand or no-hand features.

FAIR PRICE PROVISIONS.
Adviser will vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Adviser will vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, a bidder for the company must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between 5 to 20 percent of outstanding shares) that triggered the provision. This requirement tends to make the cost of acquisition prohibitively expensive. An acquirer may avoid such a pricing requirement by obtaining the support of at least a majority of disinterested shares (fair price provisions often require a supermajority vote requirement that may effectively prevent an acquirer from obtaining relief from shareholders).

GREENMAIL.
Adviser will normally vote for proposals to adopt antigreenmail charter or bylaw amendments or to otherwise eliminate a company's ability to make greenmail payments. Adviser will vote on a case-by-case basis regarding antigreenmail proposals when they are bundled with other charter or bylaw amendments. Greenmail payments are targeted stock repurchases by management from a party seeking control of the company, usually at a substantial premium over the market value of the shares.

PALE GREENMAIL.
Adviser will generally vote on a case-by-case basis for restructuring plans that involve the payment of pale greenmail. Pale greenmail is nothing more than an effort by management and greenmailers to disguise the true nature of their transaction behind the veil of a restructuring or public share acquisition (as opposed to a targeted share acquisition). In general, the company will acquire all the shares of a certain shareholder(s) and then buy back a percentage of the remaining shares outstanding at an amount equal to or greater than the purchase price of the investor who targeted the company. Normally, this will result in a drop in the share value following the transaction that is greater than any premium received. However, since pale greenmail is typically disguised as part of a restructuring effort, it is not easily discovered. Even when discovered, the benefits to the proposed restructuring may outweigh the negative effects of the proposed share repurchase. Therefore, Adviser will evaluate restructuring plans that include the payment of pale greenmail on a case-by-case basis.

UNEQUAL VOTING RIGHTS.
Adviser will normally vote against proposals that would create different classes of stock with unequal voting rights, such as dual class exchange offers and dual class recapitalizations. Adviser adheres to the "one share, one vote" philosophy: all holders of common equity must be treated equally.

SUPERMAJORITY VOTE REQUIREMENTS.
Adviser will vote against management proposals to require a supermajority shareholder vote to approve charter or bylaw amendments or to approve mergers and other significant business combinations. Adviser will vote for shareholder proposals to lower such supermajority requirements.

WHITE SQUIRE PLACEMENTS.
Adviser will normally vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes. White Squire Placements are placements of large blocks of corporate securities, or blank check preferred stock, with friendly third parties. This practice was followed by a series of placements done before a tender offer was threatened - the white squire placement - either to a private investor, a company's ESOP, another corporation or to an investment fund. These placements may possibly dilute existing shareholders' equity and voting positions.

PROPOSALS DESIGNED TO DISCOURAGE MERGERS AND ACQUISITIONS IN ADVANCE. Adviser will normally vote against proposals that direct board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc. would have to be considered along with those of the shareholder. These proposals may be worded: "amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal." Directors are elected primarily to promote and protect shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests.

STATE TAKEOVER STATUTES.
Adviser will normally vote for proposals to opt out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, and disgorgement provisions) that are harmful to the long-term interests of shareholders. Control Share Acquisition Statutes are a prevalent form of state-sponsored antitakeover legislation. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds (i.e., for Pennsylvania companies, those thresholds are 20%, 33%, and 50%). Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested investors. Control Share Cash-Out Statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price. Freezeout Provisions force an investor who surpasses a certain ownership threshold in a company (usually between ten percent and 20 percent) to wait a specified period of time (usually two to five years) before gaining control of the company. Fair Price Provisions contain a requirement that board and shareholder approval be obtained for all takeover bids that do not meet predetermined fair price standards.
Stakeholder laws permit directors, when taking action, to weigh the interests of constituencies other than shareholders - including bondholders, employees, creditors, customers, suppliers, the surrounding community, and even society as a whole - in the process of corporate decision making. In other words, such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.
Disgorgement Provisions require that an acquirer or potential acquirer of more than a certain percentage of a company's stock pay back, or disgorge to the company, any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profit provisions.
Antitakeover laws tend to entrench management by making it difficult to effect a change in control of the corporation. Such laws are often not in the best interests of the institutional investor because they decrease the chances of realizing full shareholder value.

MISCELLANEOUS CORPORATE GOVERNANCE ISSUES
SHARE REPURCHASE PROGRAMS.
Adviser will vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms. REDUCING PAR VALUE OF COMMON STOCK.

Adviser will normally vote for management proposals to reduce the par value of common stock.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS.
Adviser will vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS.
Adviser will normally vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced or to avoid delisting. Adviser will vote case-by-case on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.
A reverse stock split is an exchange of a greater number of shares for a lesser number to increase the share price. The objective typically is to place the company's shares in an optimal trading range. How could the number of authorized common shares increase to more than 100 percent of existing authorized shares in a reverse stock split, which should reduce the number of shares of common stock? Many companies reduce the number of outstanding shares of common stock through a reverse stock split but fail to reduce proportionately the number of shares authorized for issue. The result may effectively be a large increase in authorized share, in which case Adviser will evaluate the proposal as if it were a request for additional authorized shares. In extraordinary cases, Adviser will approve an increase in authorized shares resulting from a reverse split which would create a number of available shares in excess of the threshold amount if delisting of the company's stock is imminent and would result in greater harm to Adviser than the excessive share authorization.

INCREASE AUTHORIZED COMMON STOCK.
Adviser will vote case-by-case on proposals to increase the number of shares of common stock authorized for issuance after analyzing the company's industry and performance in terms of shareholder returns.

Adviser will vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Authorized common shares allow management to issue new stock in the future for ordinary business purposes such as raising new capital, funding stock compensation programs, funding business acquisitions, implementing stock splits, and paying stock dividends. (By contrast, outstanding common shares are the common stock that has been issued by the company.) Corporations typically request a large enough number of authorized shares to provide for projected needs as well as for unexpected financing needs and unanticipated opportunities. Continually seeking shareholder approval of additional stock authorizations each time a need to issue shares for ordinary business purposes arises would be costly and impractical. When faced with a request to increase authorized common shares, Adviser will examine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after giving effect to the requested increase. Adviser recognizes that patterns of utilization of authorized common shares vary from industry to industry. Within a given industry, companies that have posted superior shareholder returns should be given more latitude with respect to capital stock increases than lesser-performing companies. Companies that have used authorized shares for stock splits and stock option plans with reasonable levels of dilution and value transfer should be given further leeway.
Adviser will use data compiled by Institutional Shareholder Services (ISS) on common stock proposals for companies comprising 98 percent of the investable U.S. equity market. Companies are classified into one of ten peer groups, and ISS divides companies within each peer group into four quartiles based on three-year total shareholder returns. An 11th peer group is designated for rapidly growing companies whose shares have recently become publicly traded. An "allowable increase" for a company is set within each quartile, with the largest allowable increases for top quartile performers and the smallest for bottom quartile companies. This allowable increase represents the maximum permitted number of available shares as a percentage of authorized shares after giving effect to the requested increase.

Adviser recommends votes against proposals to increase the number of authorized common shares when the available shares on a post-increase basis exceeds the allowable increase. Proposals to increase authorized common shares are supported when the available shares after giving effect to the increase falls within the allowable increase. Adviser recommends votes for increases beyond the allowable increase when a company's shares are on the verge of being delisted or if a company's ability to continue as a going concern is uncertain.

CHANGING CORPORATE NAME.
Adviser will generally vote for management proposals to change the corporate name.

REINCORPORATION PROPOSALS.
Adviser will generally vote for reincorporation proposals that are supported by sound business reasons and that do not significantly reduce shareholder rights or management accountability; otherwise, Adviser will generally vote against reincorporation proposals.

CONFIDENTIAL VOTING.
Adviser will generally vote for proposals calling for corporations to adopt confidential voting, use independent vote tabulators, and use independent inspectors of election.

EQUAL ACCESS.
Adviser will normally vote for shareholder proposals that would allow significant shareholders equal access to management's proxy material (i) to evaluate and propose voting recommendations on proxy proposals and director nominees or (ii) to nominate their own candidates to the board. Equal access proposals seek to include a shareholder's perspective within the company's proxy statement. These proposals are designed to "even the playing field" in the proxy system by providing large company shareholders opportunity to discuss in the proxy statement the merits of management's director nominees, nominate and profile director candidates, and discuss other management-sponsored proposals.

BUNDLED PROPOSALS.
Adviser will vote on bundled proposals on a case-by-case basis, voting for bundled proposals of which the combined effect is positive and against all others. A bundled proposal refers to any proxy proposal that includes a number of separate elements. Some bundled proposals are fair and straightforward, involving various elements that belong together both logically and functionally. However, certain bundled proxy proposals combine unrelated issues that should be presented as separate voting items. Some companies have deliberately used these types of proposals to manipulate the vote in order to pass a questionable proposal by bundling it with a proposal(s) that would likely pass on its own - a strategy similar to the use of riders and amendments in legislative packages.

SHAREHOLDER ADVISORY COMMITTEES.
Adviser will vote on proposals to establish shareholder advisory committees on a case-by-case basis after consideration of the potential benefits and disadvantages of the proposals.

ANNUAL MEETING LOCATION.
Adviser will normally vote against shareholder proposals to hold annual meetings somewhere other than where management desires.

DISCLOSURE.
Adviser will generally vote against proposals that would require any kind of government-related disclosure, such as the release of information on a corporation's military contracts, or any other unnecessary disclosure of business records.

investment company PROXIES
This section of the proxy guidelines relates to both open-end and closed-end investment companies. Open-end investment companies have no set limit on the number of shares they may issue. The value of an open-end fund's shares is determined solely by dividing the value of that fund's portfolio by the number of shares outstanding. Closed-end funds, on the other hand, have a capital stock structure akin to that of operating companies, as the number of shares they may issue is fixed. The shares of these funds trade on an exchange like other stocks and may be more or less valuable than the value of the fund's portfolio. The primary advantage of closed-end funds is that (1) they can be fully invested with far fewer liquidity concerns; and (2) they do not have to maintain the same level of liquidity as open-end funds, which must be able to redeem shares at the request of their investors.
There are a few proxy issues that relate specifically to closed-end funds. Those will be noted below.

ELECTION OF DIRECTORS.
Adviser votes on director nominees will be evaluated on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; compensation of directors within the fund and family of funds; and, attendance at board and committee meetings.
Adviser will generally follow the same criteria used in the election of directors for a publicly traded corporation as discussed above.

APPROVE NEW CLASSES OR SERIES OF SHARES
Adviser will normally vote for the establishment of new classes or series of shares.

INVESTMENT ADVISORY AGREEMENTS.
Adviser will vote investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; investment performance compared with peers; and magnitude of fee increase.
Issues that can come up in these proxies are advisory fees, which will be evaluated based on the proposed fee change as it relates to variations in asset size, the fee change relative to fund performance, the fee structure of peers, and the nature of the fund's investment profile. Another issue is changing advisors from the fund to a subsidiary of the advisers or changing the advisory agreement due to a change in the structure or purpose of the fund.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION Adviser will vote proposals to change a fundamental restriction to a nonfundamental restriction on a case-by-case basis, considering the following factors: the fund's target investments; the reasons given by the fund for the change; and, the projected impact of the change on the portfolio. Fundamental investment restrictions are limits proscribed in the fund's charter document that determine the investment practices of the fund. Such restrictions may only be amended or eliminated with shareholder approval. Nonfundamental investment restrictions, by contrast, may be altered by the board of trustees.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Adviser will vote proposals to change a fund's fundamental investment objective to nonfundamental on a case-by-case basis. Although it is generally undesirable for funds to change their investment objective arbitrarily, it may be acceptable to avoid the expense and uncertainty of future shareholder votes if the ability of the fund to thereafter change its objective is subject to reasonable limits and oversight by the Board.

CHANGE IN FUND'S SUBCLASSIFICATION
Adviser will vote changes in a fund's subclassification on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and, consolidation in target industry. Occasionally a fund will seek shareholder approval to change its subclassification from a diversified to a nondiversified investment fund under the Investment Company Act of 1940. The fund's manager recommends such a change because it believes that the diversification requirements of the Act are constraining and that the fund's performance could benefit from the change.

NAME CHANGE PROPOSALS
Adviser will vote name change proposals on a case-by-case basis, considering the following factors: political/economic changes in the economic market; bundling with quorum requirements; bundling with asset allocation changes; and, consolidation in target market.

CHANGES TO THE CHARTER DOCUMENT
Adviser will vote changes to the charter document on a case-by-case basis, considering the following factors: the degree of change implied by the proposal; the efficiencies that could result; and regulatory standards and implications. CHANGE THE FUND'S DOMICILE
Adviser will vote fund reincorporations on a case-by-case basis, considering the following factors: regulations of both states; required fundamental policies of both states; and, increased flexibility available.

CONVERT CLOSED-END FUND TO OPEN-END FUND [CLOSED-END FUNDS ONLY] Adviser will vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which fund invests; measures taken by the board to address the discount; and, past shareholder activism, board activity, and votes on related proposals.

PREFERRED STOCK PROPOSALS [CLOSED-END FUNDS ONLY]
Adviser will vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose; other reasons management gives; and, possible dilution for common shares.

PROXY CONTESTS
Adviser will vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which the fund invests; measures taken by board to address the issue; and, past shareholder activism, board activity, and votes on related proposals.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Adviser will vote dispositions of assets/terminations/liquidations on a case-by-case basis, considering the following factors: strategies employed to save the company; the company's past performance; and, the terms of the liquidations.

AUTHORIZE BOARD TO HIRE/TERMINATE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL Adviser will vote for proposals authorizing the board to hire/terminate subadvisers without shareholder approval. A fund is not currently permitted to make such changes without obtaining an exemptive order, containing specific limitations and representations, from the Securities and Exchange Commission, the terms of which restrict the fund's ability to hire/terminate subadvisers arbitrarily.

DISTRIBUTION AGREEMENTS.
Adviser will generally vote for proposed distribution agreements as long as the agreements do not call for an excessive fee rate. Distribution Agreements provide for what is commonly known as Rule 12b-1 fees, which are paid from net assets used to promote the sale of the fund's shares. These fees provide a means of allowing the fund to increase asset size and realize economies of scale.

MASTER-FEEDER STRUCTURE
Adviser will normally vote for the establishment of a master-feeder structure or the investment of fund assets in an affiliated fund.
      Master-feeder structures allow the fund to invest its assets in a pooled portfolio with funds having similar investment objectives. Generally, these types of arrangements lead to certain economies of scale and result in reduced operating costs and, ultimately, enhanced shareholder value. Investments in an affiliated fund may benefit investment performance and are subject to SEC rules against excessive compensation.

MERGERS
Adviser will vote merger proposals on a case-by-case basis, considering the following factors: the resulting fee structure; the performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT Adviser will vote against the establishment of a director ownership requirement. Adviser is generally in favor of director ownership of fund shares. However, in large fund complexes, it may be impractical or undesirable for directors to own shares of each fund in the complex. Therefore, Adviser believes that the terms of such a policy should be determined by the board in conjunction with the fund's management and sponsor.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED Adviser will vote against the reimbursement of expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISER
Adviser will vote shareholders proposals to terminate the investment adviser on a case-by-case basis, considering the following factors: performance of the fund's NAV; and, the fund's history of shareholder relations.

SOCIAL AND ENVIRONMENTAL ISSUES
SOCIAL AND ENVIRONMENTAL ISSUES.
Adviser will generally abstain from voting on proposals dealing with other social and environmental issues in instances in which the best economic interests of Adviser' clients will not be affected positively or negatively by the determination of such an issue. In situations in which the proposal would positively affect the economic interests of Adviser' clients, Adviser will generally vote for the proposal. Conversely, in situations in which the proposal would negatively affect the economic interests of Adviser' clients, Adviser will generally vote against the proposal.

Adviser may consider the following in analyzing shareholder social proposals:

>> whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

>> the percentage of sales, assets, and earnings affected;

>> the degree to which the company's stated position on issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

>> whether the issues presented should be dealt with through government action or through company-specific action;

>> whether the company has already responded in some appropriate manner to the request embodied in the proposal;

>> whether the company's analysis and voting recommendation to shareholders is persuasive;

>> what other companies have done in response to the issue;

>> whether the proposal itself is well framed and reasonable;

>> whether implementation of the proposal would achieve the objectives sought in the proposal; and whether the subject of the proposal is best left to the discretion of the board.

CCMI TAX-EXEMPT NORTH CAROLINA BOND FUND
A Portfolio of CCMI Funds


Statement of additional Information

OCTOBER 1, 2004

This Statement of Additional Information (SAI) is not a prospectus but is incorporated by reference into the Fund prospectus and is legally part of it. This SAI contains more detailed information about the Fund and its management and operation. You should read this SAI in conjunction with the prospectus for CCMI Tax-Exempt North Carolina Bond Fund (the "Fund") dated October 1, 2004. This SAI incorporates the Fund's Annual Report to Shareholders for the fiscal period ended May 31, 2004. You may obtain the prospectus or Annual Report without charge by calling 1-800-386-3111.

                  Contents
                  How is the Fund Organized?                             1
                  Securities in Which the Fund Invests                   1
                  How is the Fund Sold?                                  7
                  Redemption in Kind                                     8
                  Massachusetts Partnership Law                          8
                  Account and Share Information                          8
                  Tax Information                                        9
                  Who Manages and Provides Services to the Fund?         9
                  Proxy Voting                                          15
                  Financial Statements
                  Addresses                                             15
                  Investment Ratings                            Appendix A
                  Proxy Voting Policy                           Appendix B

HOW IS THE FUND ORGANIZED?

The Fund is a non-diversified portfolio of CCMI Funds (the "Trust"). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on December 11, 1991. The Trust may offer separate series of shares ("Shares") representing interests in separate portfolios of securities. The Trust changed its name from 111 Corcoran Funds to CCB Funds on May 13, 1998. The Trust changed its name from CCB Funds to CCMI Funds on June 1, 2001. The Fund's investment adviser is Commerce Capital Management, Inc. ("CCMI" or the "Adviser").

SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective, as described in the prospectus.


SECURITIES DESCRIPTIONS AND TECHNIQUES


Fixed Income Securities


Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.


A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.


Tax Exempt Securities


Tax exempt securities are fixed income securities that pay interest that is not subject to federal regular income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.


Municipal Notes


Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.


Variable Rate Demand Instruments


Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 13 months.



Tax Increment Financing Bonds


Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.


Credit Enhancement


Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to the security's holders. Any form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.


Private Activity Bonds


Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds. The interest on many types of private activity bonds is subject to AMT (federal alternative minimum tax). The Fund may invest in bonds subject to AMT.


Inverse Floaters


An inverse floater has a floating or variable interest rate that moves in the opposite direction of market interest rates. When market interest rates go up, the interest rate paid on the inverse floater goes down; when market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond more rapidly to market interest rate changes than fixed rate, tax-exempt securities. Inverse floaters are subject to interest rate risks and leverage risks.


Derivative Contracts


Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, financial indices or other assets or instruments. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as the counterparty.


Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.


For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.


The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts. Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to liquidity, leverage and tax risks. OTC contracts also expose the Fund to credit risks in the event that the counterparty defaults on the contract.


Futures Contracts


Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded over-the-counter are frequently referred to as forward contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.


Options


Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right but not the obligation to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right but not the obligation to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.


The Fund may buy put options on financial futures contracts (including index futures) and portfolio securities and listed put options on futures in anticipation of a decrease in the value of the underlying asset.


The Fund may also write call options on futures contracts and portfolio securities to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.


When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.


The Fund will only purchase puts on financial futures contracts that are traded on a nationally recognized exchange. The call options that the Fund writes and sells must be listed on a recognized options exchange. Although the Fund reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by its Board of Trustees (Board).


Caps and Floors


Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.


Hybrid Instruments


Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.


Asset Coverage


In order to secure its obligations in connection with futures contracts or delayed delivery transactions, the Fund will own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting futures contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on futures contracts or special transactions.


Asset Backed Securities


Asset backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.


Leverage Risks


Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.


INVESTMENT LIMITATIONS


Investing in Tax Exempt North Carolina Securities


Under normal circumstances, the Fund will invest at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) in securities that are exempt from federal regular income tax and personal income taxes imposed by the state of North Carolina.


Issuing Senior Securities And Borrowing Money


The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Act of 1940, as amended (the "1940 Act"), any rule or order thereunder, or any Securities and Exchange Commission (SEC) staff interpretation thereof.


Investing in Real Estate


The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interest therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.





Investing in Commodities


The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.


Underwriting


The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended.


Lending


The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.


Concentration


The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For the purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, or any rule or order thereunder, or any SEC staff interpretation thereof. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.


The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.


Purchases on Margin


The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions, and other financial contracts or derivative instruments.


Pledging Assets


The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.


Illiquid Securities


The Fund will not invest more than 15% of its net assets in securities that are illiquid, including repurchase agreements providing for settlement in more than seven days after notice.


Investing in Restricted Securities


The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which cannot be resold publicly until they are registered under the Securities Act of 1933. Under criteria established by the Board certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets.





Investing in Securities of Other Investment Companies


The Fund may invest its assets in securities of other investment companies, including securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.


In applying the concentration restriction, (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute "concentration."


As a matter of non-fundamental policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options and other financial or derivative contracts that settle by payment of cash are not deemed to be investments in commodities.


For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.


INVESTMENT RATINGS


Investment grade securities include fixed income securities rated AAA, the highest rating category, through BBB by a NRSRO or, if unrated, those securities determined to be of comparable quality by the Adviser. Non-investment grade fixed income securities are rated BB or below by a NRSRO or unrated. When the Fund invests in fixed income securities some may be non-investment grade at the time of purchase. Unrated securities will be determined by the Adviser to be of like quality and may have greater risk but a higher yield than comparable rated securities.


Securities rated BBB or below by Standard & Poor's or Baa or below by Moody's Investor Service have speculative characteristics.


DETERMINING MARKET VALUE OF SECURITIES


The Fund's net asset value ("NAV") per Share fluctuates and is based on the market value of all securities and other assets of the Fund's portfolio. The value of the Fund's portfolio securities is determined by a pricing service when the Adviser believes such prices accurately reflect the fair market value. The pricing service generally prices securities as follows:

o For exchange-traded equity securities, according to the last sale price in the market in which they are primarily traded;
o For NASDAQ over-the-counter equity securities, according to the NASDAQ Official Closing Price;
o Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value; and

o For fixed income securities, according to the mean between bid and asked prices, except that fixed income securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities. Other securities are valued at fair value as determined in good faith by the Adviser, subject to and in accordance with policies approved by the Board.

HOW IS THE FUND SOLD?

Under the Distribution Agreement with the Fund, Unified Financial Securities, Inc. (the "Distributor") offers Shares on a continuous, best-efforts basis.


RULE 12B-1 DISTRIBUTION PLAN


As a compensation-type plan, the Rule 12b-1 Distribution Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.


The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Distribution Plan fee.


The maximum Rule 12b-1 Distribution Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.


RULE 12B-1 SHAREHOLDER SERVICES


The Fund has adopted a Rule 12b-1 Shareholder Services Plan. Pursuant to the Plan, the Fund may pay Unified Fund Services, for providing shareholder services and maintaining shareholder accounts. Unified Fund Services may select other service providers to perform these services for their customers and may pay them fees.


SUPPLEMENTAL PAYMENTS


Investment professionals may be paid fees out of the assets of the Distributor and/or Unified Fund Services, Inc. (but not out of Fund assets). The Distributor and/or Unified Fund Services may be reimbursed by the Adviser or its affiliates.


Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional.


When an investment professional's customer purchases shares, the investment professional may receive an amount up to 1.00% of the NAV of Shares.


REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.


Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.


Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.


Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts's law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.


In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS


Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.


All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote. The Shares do not have cumulative voting rights or any preemptive or conversion rights. The Fund does not issue share certificates.


Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares.


ASSETS AND LIABILITIES


Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.


SHARE OWNERSHIP


As of September 1, 2004, the officers and trustees as a group beneficially [owned less than 1% of the Fund].


As of September 1, 2004, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: [Update: Central Carolina Bank & Trust, Post Office Box 30010, Durham, NC 27702 - 100.00%]. Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

The Fund has met, and intends to continue to meet, requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. If these requirements are not met, the fund will not receive special tax treatment and will be subject to federal corporate income tax. The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund.



WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES


The following tables give information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, IN 46204.



Independent Trustees

----------------------------------------- ----------------------------------------------------------------------------

Name, Address*, (Date of Birth),          Principal Occupation During Past 5 Years and Other  Directorships
Position with Fund Complex, Term of
Position with Trust
----------------------------------------- ----------------------------------------------------------------------------
Gary E. Hippenstiel (1947)                Director, Vice President and Chief Investment Officer of Legacy Trust
                                          Company, N.A. since 1992. Trustee of AmeriPrime Funds since 1995,
                                          AmeriPrime Advisors Trust since July 2002 and Unified Series Trust since
Trustee, June 2003 to present             December 2002.
----------------------------------------- ----------------------------------------------------------------------------
Stephen A. Little (1946)                  President and founder, The Rose, Inc., a registered investment advisor, since April 1993. Trustee of AmeriPrime Funds and Unified Series Trust
                                          since December 2002 and AmeriPrime Advisors Trust since November 2002.
Trustee, June 2003 to present
----------------------------------------- ----------------------------------------------------------------------------
Daniel J. Condon (1950)                   Vice President and General Manager, International Crankshaft Inc., an
                                          automotive equipment manufacturing company, 1990 to present; Trustee, The
                                          Unified Funds, from 1994 to 2002; Trustee, Star Select Funds, a REIT mutual fund, from 1997 to 2000. Trustee of AmeriPrime Funds and Unified
                                          Series Trust since December 2002 and AmeriPrime Advisors Trust since
                                          November 2002.
Trustee, June 2003 to present
----------------------------------------- ----------------------------------------------------------------------------

Interested Trustees and Principal Officers

------------------------------------------------ ---------------------------------------------------------------------

Name, (Date of Birth), Position with Fund        Principal Occupation During Past 5 Years and Other Directorships
Complex, Term of Position with Trust
------------------------------------------------ ---------------------------------------------------------------------
Timothy L. Ashburn (1950)**                      Employed by Unified Financial Services, Inc., Chairman of Unified
                                                 Financial Services, Inc. 1989 to 2004, Chief Executive Officer from
                                                 1989 to 1992 and 1994 to April 2002, and President from November
Chairman, June 2003 to present                   1997 to April 2000. Trustee of AmeriPrime Advisors Trust since
                                                 November 2002, and AmeriPrime Funds and Unified Series Trust since
                                                 December 2002.
Asst. Secretary, December 2003 to present
------------------------------------------------ ---------------------------------------------------------------------
Ronald C. Tritschler (1952)***                   Chief Executive Officer, Director and legal counsel of The Webb
                                                 Companies, a national real estate company, from 2001 to present;
                                                 Executive Vice President and Director of The Webb Companies from
Trustee, June 2003 to present                    1990 to 2000; Director, First State Financial, from 1998 to present; Director, Vice President and legal counsel for The Traxx
                                                 Companies, an owner and operator of convenience stores, from 1989 to present. Trustee of AmeriPrime Advisors Trust since November
                                                 2002 and AmeriPrime Funds and Unified Series Trust since December
                                                 2002.
------------------------------------------------ ---------------------------------------------------------------------
Anthony J. Ghoston (1959)                        Executive Vice President of Unified Fund Services, Inc. since June
                                                 2004; Senior Vice President of Unified Fund Services, Inc. April
                                                 2003 to June 2004; Senior Vice President and Chief Information
President, July 2004 to present                  Officer of Unified Financial Services since 1997.
------------------------------------------------ ---------------------------------------------------------------------
Thomas G. Napurano (1941)                        Chief Financial Officer and Executive Vice President of Unified
                                                 Financial Services, Inc., the parent company of the Trust's administrator and Distributor; Director, Unified Financial
Chief Financial Officer and Treasurer, June      Services, Inc., from 1989 to March 2002.  CFO of AmeriPrime Funds
2003 to present                                  and  AmeriPrime Advisors Trust since October 2002.  CFO of Unified
                                                 Series Trust since December 2002.
------------------------------------------------ ---------------------------------------------------------------------
Carol Highsmith (1964)                           Employed by Unified Fund Services, Inc. (November 1994 to present).
                                                 Secretary of AmeriPrime Funds, AmeriPrime Advisors Trust and
                                                 Unified Series Trust since December 2003.
Secretary, June 2003 to present
------------------------------------------------ ---------------------------------------------------------------------

* The address for each of the trustees and officers is 431 N. Pennsylvania, Indianapolis, IN 46204.

** Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex.

 *** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex.


 Effective July 2003, the Trust's audit committee consists of Gary Hippenstiel, Stephen Little, and Daniel Condon. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The committee held ___ meeting(s) during the fiscal year ended May 31, 2004.



The following table provides information regarding shares of the Fund and other portfolios of the CCMI Funds owned by each Trustee as of December 31, 2003. [update]


   =============================== ================================ =============================================
              Trustee                Dollar Range of Fund Shares      Aggregate Dollar Range of Shares of the
                                                                            Fund Overseen by the Trustee
   ------------------------------- -------------------------------- ---------------------------------------------
   Timothy Ashburn                              None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Daniel Condon                                None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Gary E. Hippenstiel                          None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Stephen Little                               None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Ronald Tritschler                            None                                    None
   =============================== ================================ =============================================



The compensation paid to the Trustees of the Trust for the fiscal year ended May 31, 2004 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees. [update]

==================================== =========================== ============================================
Name                                   Aggregate Compensation     Total Compensation from Fund Complex and
                                             from Trust                    Federated Fund Complex1
------------------------------------ --------------------------- --------------------------------------------
Gary E. Hippenstiel                             $__                                  $__
------------------------------------ --------------------------- --------------------------------------------
Timothy Ashburn                                  $0                                  $0
------------------------------------ --------------------------- --------------------------------------------
Daniel Condon                                   $__                                  $__
------------------------------------ --------------------------- --------------------------------------------
Stephen Little                                  $__                                  $__
------------------------------------ --------------------------- --------------------------------------------
Ronald Tritschler                               $__                                  $__
------------------------------------ --------------------------- --------------------------------------------




INVESTMENT ADVISER


The Adviser is Commerce Capital Management, Inc., 850 Ridgelake Boulevard, #101, Memphis, Tennessee 38120, a wholly owned subsidiary of National Commerce Financial Corporation. Under the terms of the Investment Advisory Contract (the "Agreement"), subject to the direction of the Trustees of the Trust, the Adviser provides investment research and supervision of the investments of the Fund and conducts a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of the Fund's assets.


The Agreement provides that the Fund pays all of its own expenses and its allocable share of Trust expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and its registration statements and any amendments thereto; expenses of registering and qualifying the Trust, the Fund and Shares of the Fund under Federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to current shareholders; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Fund. The Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.


The Agreement further provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of the Adviser, the Adviser shall not be liable to the Trust or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security. As compensation for its management services, the Fund is obligated to pay the Adviser an annual fee equal to 0.40% of the average daily net assets of the Fund.


Approval of the Agreement


The Board of Trustees considered the adoption of the Agreement at a meeting held on December 8, 2003. Counsel to the Fund discussed with the Board members their responsibilities as Trustees and the factors that the Trustees needed to consider in connection with the approval of the Agreement, and directed the Trustees attention to a memorandum provided to the Trustees before the meeting that discussed their responsibilities.


The Trustees then turned their attention to the materials provided to them by the Adviser. These materials included the Adviser's Form ADV, the balance sheet of the Adviser and a letter from the Adviser discussing prior experience managing North Carolina and multi-state tax-exempt fixed income accounts. The Board also received biographical information of the administrative officers and personnel of the Adviser and reviewed the experience of the portfolio manager of the Fund.


In reviewing the Adviser's balance sheet, the Trustees discussed the relatively strong financial position of the Adviser and its lack of significant debt. With regard to the letter provided to the Board by the Adviser, the Trustees noted that the Adviser had prior experience in the management of a North Carolina tax-exempt fixed-income fund, and the Board reviewed the performance of that fund. It was the consensus of the Trustees that the Adviser has solid experience managing similar funds. The Board discussed the investment philosophy of the Adviser and how the Adviser planned to select securities for the Fund. The Trustees also reviewed the information about the personnel of the Adviser. The Trustees noted their satisfaction with the Adviser in relation to the other funds of the Trust managed by the Adviser.


The Trustees then turned their attention to a review of the terms of the Agreement. The Board discussed the management fee that was to be charged the Fund, noting that it was reasonable compared to the rate being charged to other similar funds, and based on the Trustees past experience with other funds. Based upon the information provided, it was the Board's consensus that the fees to be paid to the Adviser were reasonable, and that the overall arrangements provided under the terms of the Agreements were reasonable business arrangements.


The disinterested Trustees then met separately with counsel to review the Agreement and the materials that were furnished to the Board, and discussed whether to request additional material. The disinterested Trustees considered their duties and responsibilities in reviewing and recommending the Agreement. Upon reconvening the whole Board it was the consensus of the Trustees that based on the information provided and the discussions of the Trustees in light of their duties in considering the Agreement, that the approval of the Agreement for an initial term of two years was in the best interest of the Fund and the shareholders.


Other Related Services


Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.


Code of Ethics Restrictions on Personal Trading


As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although the codes do permit these people to trade in securities, including securities that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.


Brokerage Transactions


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms that have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board. The Adviser does not intend to execute any Fund portfolio transactions through an affiliated broker.


Research Services


Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Unified in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.


Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.


CUSTODIAN


The Fifth Third Bank, Cincinnati, Ohio, is custodian for the securities and cash of the Fund (the "Custodian"). Unified Fund Services, Inc. provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.


FUND SERVICES


Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee for transfer agency services from the Fund of $1.25 per shareholder (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $5 million or more).


In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, 0.03% of the Fund's assets from $100 million to $150 million, and 0.02% of the Fund's assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets of $5 million or more).


Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.13% of the Fund's assets under $50 million, 0.10% of the Fund's assets from $50 million to $100 million, 0.08% of the Fund's assets from $100 million to $150 million, and 0.06% of the Fund's assets over $150 million (subject to a minimum fee of $2,083 per month).


FEES PAID BY THE FUND FOR SERVICES
The following table describes various fees paid by the Fund during the last fiscal period.

For  the Period Ended May 31,            20041
Advisory Fee Earned                    $41,015
Advisory Fee Reduction                 $15,637
Brokerage Commissions                  $0
Administrative Fee                     $14,066
Fund Accounting Fee                    $12,615
Shareholder Services Fee               $0

1 For the period January 8, 2004 (date of initial public investment) to May 31, 2004.


INDEPENDENT AUDITORS


The independent auditor for the Fund for the fiscal year ending May 31, 2005, Cohen McCurdy, Ltd., conducts its audits in accordance with accounting standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund's Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust's policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast. The Adviser's proxy voting policies and procedures are attached as Appendix B to this Statement of Additional Information.


MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are available without charge, upon request by calling toll-free, 1-800-386-3111 or by accessing the SEC's website at www.sec.gov . In addition, a copy of the Funds' proxy voting policies and procedures are also available by calling 1-800-386-3111 and will be sent within three business days of receipt of a request.



FINANCIAL STATEMENTS

The financial statements and independent auditor's report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the period ended May 31, 2004. You can obtain the Annual Report without charge by calling the Fund at 1-800-386-3111.


ADDRESSES

CCMI TAX-EXEMPT NORTH CAROLINA BOND FUND
431 N. Pennsylvania Street
Indianapolis, IN  46204-1806

Distributor

Unified Financial Securities Inc.
431 N. Pennsylvania Street
 Indianapolis, IN 46204-1806


Investment Adviser

Commerce Capital Management, Inc
850 Ridgelake Boulevard #101
Memphis, TN 38120


Custodian

The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263


Transfer Agent and Dividend Disbursing Agent

Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204-1806


Independent Auditors

Cohen McCurdy, Ltd.
826 Westpoint Pkwy., Suite 1250
Westlake, OH  44145


Legal Counsel

Thompson Hine LLP
312 Walnut Street
Suite 1400
Cincinnati, Ohio  45202

APPENDIX A

                                        INVESTMENT RATINGS


Standard and Poor's Long-Term Debt Rating Definitions


AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.


A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.


B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.


CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.


CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.


C--The rating C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


Moody's Investors Service Long-Term Bond Rating Definitions


AAA--Bonds that are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA--Bonds that are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.


A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


BAA--Bonds that are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


BA--Bonds that are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B--Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


CAA--Bonds that are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


CA--Bonds that are rated CA represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C--Bonds that are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


 Fitch Ratings Long-Term Debt Rating Definitions


AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.


A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.


B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


CCC--Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.


CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.


C--Bonds are imminent default in payment of interest or principal.


Moody's Investors Service Commercial Paper Ratings


Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o Leading market positions in well-established industries; o High rates of return on funds employed; o Conservative capitalization structure with moderate reliance on debt and ample asset protection;
o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Standard and Poor's Commercial Paper Ratings


A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


Fitch Ratings Commercial Paper Rating Definitions


FITCH-1-- (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.


FITCH-2-- (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

                                            APPENDIX B

                                National Commerce Financial Corp. /

                                 Commerce Capital Management Inc.

                                        PROXY VOTING POLICY



                                           INTRODUCTION


National Commerce Financial Corp. and Commerce Capital Management Inc. (`Adviser') acknowledges that among its duties as a fiduciary to its clients is the obligation to protect the interests of its clients by voting the shares held by its clients' accounts. In order to ensure that shares are voted in all appropriate circumstances, Adviser will exercise voting discretion under all shares under its control unless voting discretion is specifically reserved for the client or assigned to a third party in the advisory contract. To ensure that shares are voted in a consistent manner and in the best interest of its clients, Adviser has adopted this Proxy Voting Policy.


GENERAL STANDARDS AND APPROACH


In general, Adviser has determined that it is in the best interests of its clients to vote its clients shares so as to promote the alignment of the interests of corporations with the interests of their respective shareholders, to improve the accountability of corporate management to its shareholders, to reward good performance by management, and to approve proposals that Adviser believes will result in financial rewards for its clients. To the extent that the interests of Adviser conflict with the interests of its clients, Adviser will always vote its clients' shares in the interest of its clients; for that reason, Adviser will vote its proxies in accordance with this Policy without regard to its own actual or perceived interests.


Adviser reserves the right to override any voting policy stated below when it believes that a vote contrary to a policy would be in the best interest of Adviser's clients. Any vote contrary to a stated policy must be approved by the Chief Investment Officer. Policies which require `case-by-case' consideration must be approved by the Chief Investment Officer, utilizing the factors that are stated in the guidance to the relevant item. A written summary of the Chief Investment Officer's considerations in making the voting decision should be prepared and retained with the records of the proxy.


ROUTINE MATTERS


VOTING FOR DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS.


Adviser will vote for the candidates nominated by management in uncontested elections unless there is a basis or reason for opposing such candidates, in which event Adviser shall withhold its vote for such candidates.


To the extent practicable, Adviser will consider the following factors when assessing reasons for opposing candidates in uncontested elections and making case-by-case voting determinations in contested elections:

o Long-Term Corporate Performance Record. When the Adviser believes that there has been consistent underperformance by a company, Adviser will consider the potential for effecting change when evaluating incumbent candidates and first-time candidates. As part of this consideration, Adviser will examine the company's financial performance measures, market-based performance measures, S&P Common Stock rankings, and any other applicable performance measures.

o    Composition of the Board and Key Board Committees.  Adviser will consider a director to be independent if he or she has no connection to the company other than a board seat. Even if the board member has served on the board for over ten years, he/she will still be considered to be an independent director. Key board committees such as audit, compensation, and nominating committees should normally be composed entirely of independent directors. Votes for insider directors will normally be withheld if they serve on any of these committees. In addition, votes for inside directors should be withheld in instances where the full board serves as the audit, compensation, or nominating committee or in instances where the company does not have one of these committees.

o Attendance at Meetings. An incumbent candidate should have attended at least 75 percent of the board and committee meetings. Mitigating circumstances for absenteeism may include the convening of relatively few meetings and other reasonable justifications that are not likely to reoccur.

o Director's Investment in the Company. Ownership of a significant block of stock is a positive factor because it tends to align the director's interests with those of the shareholders. The lack of any stock holding or a small holding may be a negative factor in the absence of an explanation. Stock ownership should not be a factor in the case of candidates, such as academics or religious leaders, who may be qualified to serve but lack the wealth to buy stock.

o Retired Chief Executive Officers (CEOs). Nominations of retired CEOs to boards of the companies they headed are generally not favored but may be supported in exceptional circumstances. For example, the nomination of a retired CEO with an outstanding record of performance by a nominating committee composed of independent directors would be viewed more favorably than the nomination of a former CEO with a lackluster performance record by directors who owe their positions to him.

o Number of Other Board Seats. A candidate generally should normally not serve on more than four boards at once (except boards of registered investment companies that are a family of funds), especially if he or she holds a regular, full-time position apart from being a director.

o Other Factors. Any other factor bearing on the qualifications of candidates to serve as directors, including but not limited to conviction of a crime, payment of greenmail, appearance of entrenchment, interlocking directorships, etc., may be considered.





RATIFYING AUDITORS.


Adviser will vote for resolutions to ratify auditors, unless there is reason to believe the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.


CHANGES IN CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS


MAJORITY OF INDEPENDENT DIRECTORS.


Adviser will generally vote for shareholder resolutions seeking boards composed of a majority of independent directors.


Adviser will vote for shareholder resolutions seeking board audit committees, compensation committees, and nomination committees composed exclusively of independent directors.


Exceptions to the rule may be made where the board is already sufficiently independent and is fulfilling its fiduciary duty making support of such proposals unnecessary.


STAGGERED VERSUS ANNUAL ELECTIONS.


Adviser will not normally vote for proposals to repeal classified boards and elect all directors annually.


Adviser will normally vote for proposals to classify boards.


A classified Board is one in which all directors are not elected in the same year; rather the directors' terms of office are staggered.


CUMULATIVE VOTING.


Adviser will not normally vote for proposals to permit cumulative voting.


Adviser will normally vote for proposals to eliminate cumulative voting.


Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned, which is the so-called `one share, one vote' standard. A minority of companies allows cumulative voting, which permits shareholders to distribute the total number of votes they have in any manner they see fit when electing directors. For example, if a shareholder owns 50,000 shares and three director seats are open for election, the shareholder may cast 150,000 votes for one candidate (or otherwise distribute his 150,000 votes as he desires).


PREEMPTIVE RIGHTS.


Adviser will vote on a case-by-case basis regarding shareholder proposals seeking preemptive rights.


Preemptive rights guarantee existing shareholders the first opportunity to purchase shares of new stock issues in the same class they already own and in an amount equal to the percentage of stock they own. While shareholders may not choose to exercise their right, it at least affords them some protection from involuntary dilution of their ownership interest, as well as an opportunity to save a brokerage commission. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices that are unfavorable to them. Generally, we do not believe the cost of implementing preemptive rights is justified by the value added to shareholders. In evaluating proposals on preemptive rights, Adviser will look at the size of the company and the characteristics of its shareholder base.


STOCK OWNERSHIP REQUIREMENTS.


Adviser will vote against shareholder resolutions requiring directors to own a minimum amount of company stock to qualify as a director or remain on the board.





TERM OF OFFICE.


Adviser will vote against shareholder proposals to limit the tenure of outside directors.


AGE LIMITS


Adviser will vote against shareholder proposals to impose mandatory retirement age for outside directors.


DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION.


Adviser will vote for proposals for indemnification and liability protection that satisfy the following conditions: (1) the director must have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, (2) such protection does not extend beyond legal expenses to acts involving gross negligence or other violations of the duty of care that exceed reasonable standards, (3) such protection does not extend to acts involving a breach of the duty of loyalty or self dealing, (4) such protection does not limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; and (5) such protection does not extend to acts involving criminal activity. Adviser will vote against proposals that are overly broad.


SEPARATING CHAIRMAN AND CEO.


Adviser will vote shareholder proposals requiring that the positions of chairman and CEO be held separately on a case-by-case basis.


In cases in which corporate performance is average or better relative to a peer group and market index, Adviser will vote against shareholder proposals to separate the positions. In cases in which performance is below average, Adviser will generally vote for resolutions to separate the positions, especially if the same person has held both positions over a sustained period of underperformance.


SHAREHOLDERS' ABILITY TO REMOVE DIRECTORS.


Adviser will vote against proposals that provide that directors may be removed only for cause.


Adviser will vote for proposals to restore shareholder ability to remove directors with or without cause.


Adviser will normally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.


Adviser will normally vote for proposals that permit shareholders to elect directors to fill board vacancies.


Shareholders' ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. Many companies have solicited shareholder approval prohibiting the removal of directors except for cause (guilty of self-dealing, fraud, or misappropriation of company assets). This type of prohibition insulates the directors from removal by shareholders even if the director has been performing poorly, not attending meetings, or not acting in the best interest of shareholders. In addition, proposals will often be bundled to contain provisions which specify that if a board vacancy exists, only the continuing directors may appoint new directors to fill the vacancies, further insulating the board by allowing directors to fill a vacancy of a board member removed by shareholders.


SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETINGS.


Adviser will normally vote against proposals to restrict or prohibit shareholder ability to call special meetings.


Adviser will normally vote for proposals that remove restrictions on the right of shareholders to call special meetings independently of management.


According to the Institutional Shareholder Services, Inc. (ISS) database, most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. The laws in some states vest corporations with the discretion to limit or deny altogether the right of shareholders to call a special meeting. States that provide this right may require that the shareholder proponent, or group of shareholders, own a specified percentage of the outstanding shares (10 percent is a common requirement) to bring the proposal for a special meeting to a shareholder vote. The percentage of shareholder votes required to force the corporation to call a special meeting varies from state to state. ISS reports that 129 of the S&P 500 companies either do not provide for the right of shareholders to call special meetings or place voting restrictions on the right. The remaining 371 companies allow the right to call special meetings.


Special meetings give shareholders the ability to take such actions as removing directors, initiating a shareholder resolution, or responding to a beneficial offer if the bidder cannot call a special meeting, without having to wait for the next scheduled meeting. The inability to call a special meeting could be detrimental to the interests of shareholders.


The most common management proposals regarding special meetings seek higher vote requirements to call special meetings or elimination of the right to special meetings. These management proposals also may contain supermajority voting requirements for the amendment of special meeting restrictions, which effectively lock the restrictions in place. Shareholder resolutions regarding special meetings typically call for the restoration or expansion of the right to call special meetings.


SHAREHOLDERS' ABILITY TO ALTER THE SIZE OF THE BOARD.


Adviser will vote for proposals that seek to fix the size of the board.


Adviser will vote against proposals that give management the ability to alter the size of the board without shareholder approval.


SHAREHOLDERS' ABILITY TO ACT BY WRITTEN CONSENT.


Adviser will normally vote against proposals to restrict or prohibit shareholders from taking action by written consent.


Adviser will normally vote for proposals to allow or make easier shareholder action by written consent.


A consent solicitation is similar to a proxy solicitation: consents are mailed to shareholders for their vote and signature, and they are then delivered to management. The only procedural difference is that the consent process ends with delivery of the consents. If enough consents are returned, the subject of the consent is deemed ratified. By contrast, a proxy solicitation must end with a meeting because proxy cards merely authorize the indicated `proxy' to cast a vote at a shareholder meeting. A signed consent is itself a final vote and, as such, does not require a vote by proxy at a shareholder meeting.


Consent solicitations can be advantageous to both shareholders and management because the process is less expensive than holding a physical meeting, and shareholders can simply respond to the proposal by mail. Institutional Shareholder Services, Inc. (ISS) reports that 350 of the S&P 500 companies allow shareholder action by written consent. The remaining 150 companies either do not allow action by written consent or place restrictions on such action.


Many states require a unanimous shareholder vote for the subject of a consent solicitation to become effective, according to ISS. In other states, consent subjects are ratified if the consent vote matches the ratification vote required at a shareholder meeting.


Detractors of the ability to act by written consent argue that since shareholders are not required to provide advance notice to the SEC of their intention to take action by written consent, a consent solicitation aimed at replacing a board or other takeover measure can be inherently coercive because it does not allow shareholders enough time to evaluate their actions properly. Shareholder rights advocates counter that institutional investors possess the expertise and resources to evaluate a consent solicitation in the allotted time.


PROXY CONTESTS


VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS.


Contested elections involving the nomination of an entire board of directors in opposition to the current board (hostile takeover) or the nomination of a minority of directors in opposition to the management slate (proxy contest) shall be voted on a case-by-case basis with the vote determined by the Chief Investment Officer of Adviser.


Among the relevant considerations for a determination of the vote are the overall long-term financial performance of the target company, management's track record, background of the proxy contest, qualifications of director nominees, evaluation of the positions of both sides and likelihood of accomplishing proposed objectives, and stock ownership holdings.


REIMBURSING PROXY SOLICITATION EXPENSES.


Adviser will vote shareholder proposals that provide for full reimbursement for dissidents waging a proxy contest on a case-by-case basis.


Generally, the reimbursement system is currently biased as reimbursement for incumbents is rarely denied with reimbursement of dissidents only being paid if they gain control of the company. Factors to be considered in determining how to vote include the identity of persons who will pay solicitation expenses, estimated total cost of solicitation, total expenditures to date, fees to be paid to proxy solicitation firms, and the terms of a proxy contest settlement, if applicable. If the request for reimbursement is after the proxy contest, consider the percentage of the votes captured by the dissidents and management, the issues involved, and the expected benefits resulting from the proxy contest as well as the total amount requested in efforts to estimate a reasonable cost for lawyer fees, professional solicitors, investment bankers, travel costs, mailing and printing.


COMPENSATION


EXECUTIVE COMPENSATION PLANS.


Adviser will vote on stock option plans, incentive plans, and other executive compensation plans on case-by-case determinations of reasonableness.


DIRECTOR COMPENSATION.


Adviser will vote for director compensation plans on a case-by-case basis.


Adviser favors director compensation plans that include a large component of stock-based compensation in proportion to the cash component. The same factors for assessing the reasonableness of executive compensation plans may be applied to director compensation proposals.


SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY.


Adviser will vote for shareholder proposals to limit executive and director compensation on a case-by-case basis.


Adviser will vote for shareholder proposals seeking additional disclosure of executive and director pay information that is relevant to voting determinations under this policy.


The policy considerations identified above for voting determinations on executive compensation plans may be relevant to determinations on shareholder proposals to limit executive and director compensation. Adviser opposes shareholder proposals that impose arbitrary limits on compensation.


GOLDEN AND TIN PARACHUTES.


Adviser will normally vote for shareholder proposals to submit golden and tin parachutes to shareholders for ratification.


Adviser will vote on a case-by-case basis for proposals to ratify or cancel golden or tin parachutes.


Management occasionally will propose a compensation plan that is triggered by both a change in control of the company (e.g., hostile takeover or merger) and termination of employment. These plans are commonly known as `golden parachutes' in the case of top management and `tin parachutes' in the case of middle management and other non-highly compensated employees. Shareholders should be allowed to vote on all plans of this type. Adviser will vote against parachute proposals that can be triggered by a mechanism or procedure that is within the control of management or that exceed three times the annual base salary and bonus of the recipients. The fact that a proposal includes reasonable provisions for guaranteed retirement and other benefits should not be viewed negatively.





EMPLOYEE STOCK OWNERSHIP PLANS (ESOP).


Adviser will normally vote for proposals seeking shareholder approval to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is excessive (i.e., usually greater than 5 percent of the outstanding shares).


ESOPs are stock bonus plans, or combinations of stock bonus plans and money purchase pension plans, which qualify under the Internal Revenue Code of 1986, ERISA, and other statutory and regulatory requirements. The plans are designed to defer a portion of current employee income for retirement purposes.


EMPLOYEE STOCK PURCHASE PLANS.


Adviser will normally vote for proposals with an offering period of 27 months or less and voting power dilution (VPD) of ten percent or less and will normally vote against all other proposals.


Employee stock purchase plans give employees an opportunity to purchase stock (usually at a discount to market), primarily through payroll deductions. Such plans can lead to greater commitment from employees, provide performance incentives, and allow workers to share in the growth potential of their employer.


401(k) EMPLOYEE BENEFIT PLANS.


Adviser will normally vote for proposals to implement 401(k) savings plans for employees.


MERGERS AND CORPORATE RESTRUCTURINGS


MERGERS AND ACQUISITIONS.


Adviser will normally vote with management when a corporation is merging with, or into, or acquiring, or being acquired by another firm or company on a friendly basis. Hostile bids will be considered on a case-by-case basis.


Adviser's vote on proposed mergers or acquisitions should promote the long-term financial interest of its clients' accounts. Among the factors to be considered are:

o existence of clear, long-term benefits to shareholders, such as demonstrable stock price appreciation;
o whether a `fairness opinion' has been issued and, if so, its quality and the credibility of the provider;
o anticipated financial and operating benefits, including synergies to be obtained, if any;
o        offer price;
o        preservation or elimination of shareholder rights;
o whether insiders would acquire control blocks of stock or receive excessive compensation or takeover cash-outs;
o        other options that may be available.


ASSET SALES.


Adviser will normally vote for asset sales that yield reasonable value and that serve a stated corporate purpose, such as debt reduction, shedding an unprofitable business, elimination of diseconomies of scale or negative synergies, raising needed capital, etc.


Asset sales are often accompanied by an investment banker's opinion that compares the sale transaction with similar deals. The market response to the announcement of a proposed asset sale may also provide an indication of its effect on shareholders.


SPIN-OFFS.


Adviser will normally vote for spin-offs that add economic value to its clients' investment.


A spin-off is a corporate strategy that divides a segment or division of a large company into a separate corporate entity, the shares of which are distributed to existing shareholders as a bonus or dividend. By way of example, a corporation may spin off a business that is unprofitable or distracts from its core business. Among the factors that should be considered are the following:


         o tax and regulatory advantages;
         o market reaction to the announcement of proposed spin-off; o effects of spin-off on parent company; o planned use of sale proceeds; o managerial incentives that promote entrepreneurial behavior and better control over operations; and o possible motivation to thwart takeover attempts.


LIQUIDATIONS.


Adviser will vote on liquidations on a case-by-case basis after considering management's efforts to pursue other alternatives, the appraisal value of the assets, and the compensation plan for the executives managing the liquidation.


Although obviously not good news for long-term investors, a voluntary liquidation is generally more attractive for shareholders than either a bankruptcy or an offer for the company as a whole that is less than the value of its assets.


APPRAISAL RIGHTS.


Adviser will normally vote for proposals to restore or confer rights of appraisal.


Mergers and other corporate restructuring transactions are subject to appraisal rights in many states. Rights of appraisal provide shareholders that are not satisfied with the terms of certain corporate transactions the right to demand a judicial review to determine a fair value for their shares.


Appraisal rights also serve another important interest. If a majority of shareholders approve a given transaction, the exercise of appraisal rights by a minority shareholder will not necessarily prevent the transaction from taking place. If a small minority of shareholders succeed in obtaining what they believe to be a fair value, appraisal rights may benefit all shareholders. The downside of appraisal rights is that if enough shareholders dissented and the courts found that a transaction's terms were unfair, appraisal rights could prevent a transaction that other shareholders had already approved.


Unless a shareholder is certain that his stock is substantially undervalued in, for example, a merger transaction, initiating the appraisal process would not be worth the time, trouble, and expense. The dissenting shareholder also faces the possibility that he will receive less for his shares than the nondissenting group, which has happened.


BLANK CHECK PREFERRED STOCK.

Adviser will normally vote for proposals to create `blank check' preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.


Adviser will normally vote against proposals authorizing creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (`blank check' preferred stock).


Adviser will normally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.


Adviser will normally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.


Adviser will normally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.


Preferred stock is technically an equity security, but has certain features which liken it to debt instruments, such as fixed dividend payments, seniority of claims status over common stock and, in most cases, no voting rights (except on matters that affect the seniority of preferred stock as a class). The terms of `blank check' preferred stock give the board of directors the power to issue shares of preferred stock at their discretion--with voting, conversion, distribution, and other rights to be determined by the board at the time of issue.


SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK.


Adviser will normally vote for shareholder proposals to have blank check preferred stock placements, other than those issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.


DEBT RESTRUCTURINGS.


Adviser will vote on proposals to increase common and/or preferred stock and to issue shares as part of a debt restructuring on a case-by-case basis.


Factors which Adviser will consider when review debt restructurings proxies include dilution of ownership interest, change in control of the company, and potential for the company to go bankrupt should the restructuring not be approved.


TENDER OFFER DEFENSES


SHAREHOLDER RIGHTS PLANS (`POISON PILLS').


Adviser will normally vote for shareholder proposals calling for a company to submit its poison pill for shareholder ratification.


Adviser will generally vote against management proposals to adopt poison pills and for shareholder proposals to eliminate such poison pills.


Adviser may consider supporting a poison pill if the following factors are present:


     o 20% or higher flip-in level (a flip-in provision provides that shareholders of the target company are given the right to purchase, at a discount, shares of their own company should the acquirer surpass a specified ownership threshold);


     o sunset provisions of five years or less;


     o shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill; and


     o no dead-hand or no-hand features.





FAIR PRICE PROVISIONS.


Adviser will vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.


Adviser will vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.


Standard fair price provisions require that, absent board or shareholder approval of the acquisition, a bidder for the company must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between 5 to 20 percent of outstanding shares) that triggered the provision. This requirement tends to make the cost of acquisition prohibitively expensive. An acquirer may avoid such a pricing requirement by obtaining the support of at least a majority of disinterested shares (fair price provisions often require a supermajority vote requirement that may effectively prevent an acquirer from obtaining relief from shareholders).


GREENMAIL.


Adviser will normally vote for proposals to adopt antigreenmail charter or bylaw amendments or to otherwise eliminate a company's ability to make greenmail payments.


Adviser will vote on a case-by-case basis regarding antigreenmail proposals when they are bundled with other charter or bylaw amendments.


Greenmail payments are targeted stock repurchases by management from a party seeking control of the company, usually at a substantial premium over the market value of the shares.


PALE GREENMAIL.


Adviser will generally vote on a case-by-case basis for restructuring plans that involve the payment of pale greenmail.


Pale greenmail is nothing more than an effort by management and greenmailers to disguise the true nature of their transaction behind the veil of a restructuring or public share acquisition (as opposed to a targeted share acquisition). In general, the company will acquire all the shares of a certain shareholder(s) and then buy back a percentage of the remaining shares outstanding at an amount equal to or greater than the purchase price of the investor who targeted the company. Normally, this will result in a drop in the share value following the transaction that is greater than any premium received. However, since pale greenmail is typically disguised as part of a restructuring effort, it is not easily discovered. Even when discovered, the benefits to the proposed restructuring may outweigh the negative effects of the proposed share repurchase. Therefore, Adviser will evaluate restructuring plans that include the payment of pale greenmail on a case-by-case basis.


UNEQUAL VOTING RIGHTS.


Adviser will normally vote against proposals that would create different classes of stock with unequal voting rights, such as dual class exchange offers and dual class recapitalizations.


Adviser adheres to the `one share, one vote' philosophy: all holders of common equity must be treated equally.


SUPERMAJORITY VOTE REQUIREMENTS.


Adviser will vote against management proposals to require a supermajority shareholder vote to approve charter or bylaw amendments or to approve mergers and other significant business combinations.


Adviser will vote for shareholder proposals to lower such supermajority requirements.


WHITE SQUIRE PLACEMENTS.


Adviser will normally vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


White Squire Placements are placements of large blocks of corporate securities, or blank check preferred stock, with friendly third parties. This practice was followed by a series of placements done before a tender offer was threatened - the white squire placement - either to a private investor, a company's ESOP, another corporation or to an investment fund. These placements may possibly dilute existing shareholders' equity and voting positions.


PROPOSALS DESIGNED TO DISCOURAGE MERGERS AND ACQUISITIONS IN ADVANCE.


Adviser will normally vote against proposals that direct board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids.


These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc. would have to be considered along with those of the shareholder. These proposals may be worded: `amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal.' Directors are elected primarily to promote and protect shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests.


STATE TAKEOVER STATUTES.


Adviser will normally vote for proposals to opt out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, and disgorgement provisions) that are harmful to the long-term interests of shareholders.


Control Share Acquisition Statutes are a prevalent form of state-sponsored antitakeover legislation. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds (i.e., for Pennsylvania companies, those thresholds are 20%, 33%, and 50%). Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested investors.


Control Share Cash-Out Statutes give dissident shareholders the right to `cash-out' of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.


Freezeout Provisions force an investor who surpasses a certain ownership threshold in a company (usually between ten percent and 20 percent) to wait a specified period of time (usually two to five years) before gaining control of the company.


Fair Price Provisions contain a requirement that board and shareholder approval be obtained for all takeover bids that do not meet predetermined fair price standards.


Stakeholder laws permit directors, when taking action, to weigh the interests of constituencies other than shareholders - including bondholders, employees, creditors, customers, suppliers, the surrounding community, and even society as a whole - in the process of corporate decision making. In other words, such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.


Disgorgement Provisions require that an acquirer or potential acquirer of more than a certain percentage of a company's stock pay back, or disgorge to the company, any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profit provisions.


Antitakeover laws tend to entrench management by making it difficult to effect a change in control of the corporation. Such laws are often not in the best interests of the institutional investor because they decrease the chances of realizing full shareholder value.


MISCELLANEOUS CORPORATE GOVERNANCE ISSUES


SHARE REPURCHASE PROGRAMS.


Adviser will vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


REDUCING PAR VALUE OF COMMON STOCK.


Adviser will normally vote for management proposals to reduce the par value of common stock.


STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS.


Adviser will vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.


REVERSE STOCK SPLITS.


Adviser will normally vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced or to avoid delisting.


Adviser will vote case-by-case on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.


A reverse stock split is an exchange of a greater number of shares for a lesser number to increase the share price. The objective typically is to place the company's shares in an optimal trading range.


How could the number of authorized common shares increase to more than 100 percent of existing authorized shares in a reverse stock split, which should reduce the number of shares of common stock? Many companies reduce the number of outstanding shares of common stock through a reverse stock split but fail to reduce proportionately the number of shares authorized for issue. The result may effectively be a large increase in authorized share, in which case Adviser will evaluate the proposal as if it were a request for additional authorized shares. In extraordinary cases, Adviser will approve an increase in authorized shares resulting from a reverse split which would create a number of available shares in excess of the threshold amount if delisting of the company's stock is imminent and would result in greater harm to Adviser than the excessive share authorization.


INCREASE AUTHORIZED COMMON STOCK.


Adviser will vote case-by-case on proposals to increase the number of shares of common stock authorized for issuance after analyzing the company's industry and performance in terms of shareholder returns.


Adviser will vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.


Authorized common shares allow management to issue new stock in the future for ordinary business purposes such as raising new capital, funding stock compensation programs, funding business acquisitions, implementing stock splits, and paying stock dividends. (By contrast, outstanding common shares are the common stock that has been issued by the company.) Corporations typically request a large enough number of authorized shares to provide for projected needs as well as for unexpected financing needs and unanticipated opportunities. Continually seeking shareholder approval of additional stock authorizations each time a need to issue shares for ordinary business purposes arises would be costly and impractical.


When faced with a request to increase authorized common shares, Adviser will examine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after giving effect to the requested increase. Adviser recognizes that patterns of utilization of authorized common shares vary from industry to industry. Within a given industry, companies that have posted superior shareholder returns should be given more latitude with respect to capital stock increases than lesser-performing companies. Companies that have used authorized shares for stock splits and stock option plans with reasonable levels of dilution and value transfer should be given further leeway.


Adviser will use data compiled by Institutional Shareholder Services (ISS) on common stock proposals for companies comprising 98 percent of the investable U.S. equity market. Companies are classified into one of ten peer groups, and ISS divides companies within each peer group into four quartiles based on three-year total shareholder returns. An 11th peer group is designated for rapidly growing companies whose shares have recently become publicly traded. An `allowable increase' for a company is set within each quartile, with the largest allowable increases for top quartile performers and the smallest for bottom quartile companies. This allowable increase represents the maximum permitted number of available shares as a percentage of authorized shares after giving effect to the requested increase.


Adviser recommends votes against proposals to increase the number of authorized common shares when the available shares on a post-increase basis exceeds the allowable increase. Proposals to increase authorized common shares are supported when the available shares after giving effect to the increase falls within the allowable increase. Adviser recommends votes for increases beyond the allowable increase when a company's shares are on the verge of being delisted or if a company's ability to continue as a going concern is uncertain.


CHANGING CORPORATE NAME.


Adviser will generally vote for management proposals to change the corporate name.


REINCORPORATION PROPOSALS.


Adviser will generally vote for reincorporation proposals that are supported by sound business reasons and that do not significantly reduce shareholder rights or management accountability; otherwise, Adviser will generally vote against reincorporation proposals.


CONFIDENTIAL VOTING.


Adviser will generally vote for proposals calling for corporations to adopt confidential voting, use independent vote tabulators, and use independent inspectors of election.


EQUAL ACCESS.


Adviser will normally vote for shareholder proposals that would allow significant shareholders equal access to management's proxy material (i) to evaluate and propose voting recommendations on proxy proposals and director nominees or (ii) to nominate their own candidates to the board.


Equal access proposals seek to include a shareholder's perspective within the company's proxy statement. These proposals are designed to `even the playing field' in the proxy system by providing large company shareholders opportunity to discuss in the proxy statement the merits of management's director nominees, nominate and profile director candidates, and discuss other management-sponsored proposals.


BUNDLED PROPOSALS.


Adviser will vote on bundled proposals on a case-by-case basis, voting for bundled proposals of which the combined effect is positive and against all others.


A bundled proposal refers to any proxy proposal that includes a number of separate elements. Some bundled proposals are fair and straightforward, involving various elements that belong together both logically and functionally. However, certain bundled proxy proposals combine unrelated issues that should be presented as separate voting items. Some companies have deliberately used these types of proposals to manipulate the vote in order to pass a questionable proposal by bundling it with a proposal(s) that would likely pass on its own - a strategy similar to the use of riders and amendments in legislative packages.


SHAREHOLDER ADVISORY COMMITTEES.


Adviser will vote on proposals to establish shareholder advisory committees on a case-by-case basis after consideration of the potential benefits and disadvantages of the proposals.


ANNUAL MEETING LOCATION.


Adviser will normally vote against shareholder proposals to hold annual meetings somewhere other than where management desires.


DISCLOSURE.


Adviser will generally vote against proposals that would require any kind of government-related disclosure, such as the release of information on a corporation's military contracts, or any other unnecessary disclosure of business records.


INVESTMENT COMPANY PROXIES


This section of the proxy guidelines relates to both open-end and closed-end investment companies. Open-end investment companies have no set limit on the number of shares they may issue. The value of an open-end fund's shares is determined solely by dividing the value of that fund's portfolio by the number of shares outstanding. Closed-end funds, on the other hand, have a capital stock structure akin to that of operating companies, as the number of shares they may issue is fixed. The shares of these funds trade on an exchange like other stocks and may be more or less valuable than the value of the fund's portfolio. The primary advantage of closed-end funds is that (1) they can be fully invested with far fewer liquidity concerns; and (2) they do not have to maintain the same level of liquidity as open-end funds, which must be able to redeem shares at the request of their investors.


There are a few proxy issues that relate specifically to closed-end funds. Those will be noted below.


ELECTION OF DIRECTORS.


Adviser votes on director nominees will be evaluated on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; compensation of directors within the fund and family of funds; and, attendance at board and committee meetings.


Adviser will generally follow the same criteria used in the election of directors for a publicly traded corporation as discussed above.


APPROVE NEW CLASSES OR SERIES OF SHARES


Adviser will normally vote for the establishment of new classes or series of shares.


INVESTMENT ADVISORY AGREEMENTS.


Adviser will vote investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; investment performance compared with peers; and magnitude of fee increase.


Issues that can come up in these proxies are advisory fees, which will be evaluated based on the proposed fee change as it relates to variations in asset size, the fee change relative to fund performance, the fee structure of peers, and the nature of the fund's investment profile. Another issue is changing advisors from the fund to a subsidiary of the advisers or changing the advisory agreement due to a change in the structure or purpose of the fund.





CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION


Adviser will vote proposals to change a fundamental restriction to a non-fundamental restriction on a case-by-case basis, considering the following factors: the fund's target investments; the reasons given by the fund for the change; and, the projected impact of the change on the portfolio.


Fundamental investment restrictions are limits proscribed in the fund's charter document that determine the investment practices of the fund. Such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions, by contrast, may be altered by the board of trustees.


CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL


Adviser will vote proposals to change a fund's fundamental investment objective to non-fundamental on a case-by-case basis.


Although it is generally undesirable for funds to change their investment objective arbitrarily, it may be acceptable to avoid the expense and uncertainty of future shareholder votes if the ability of the fund to thereafter change its objective is subject to reasonable limits and oversight by the Board.


CHANGE IN FUND'S SUBCLASSIFICATION


Adviser will vote changes in a fund's subclassification on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and, consolidation in target industry.


Occasionally a fund will seek shareholder approval to change its subclassification from a diversified to a non-diversified investment fund under the Investment Company Act of 1940. The fund's manager recommends such a change because it believes that the diversification requirements of the Act are constraining and that the fund's performance could benefit from the change.


NAME CHANGE PROPOSALS


Adviser will vote name change proposals on a case-by-case basis, considering the following factors: political/economic changes in the economic market; bundling with quorum requirements; bundling with asset allocation changes; and, consolidation in target market.


CHANGES TO THE CHARTER DOCUMENT


Adviser will vote changes to the charter document on a case-by-case basis, considering the following factors: the degree of change implied by the proposal; the efficiencies that could result; and regulatory standards and implications.


CHANGE THE FUND'S DOMICILE


Adviser will vote fund reincorporations on a case-by-case basis, considering the following factors: regulations of both states; required fundamental policies of both states; and, increased flexibility available.


CONVERT CLOSED-END FUND TO OPEN-END FUND [CLOSED-END FUNDS ONLY]


Adviser will vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which fund invests; measures taken by the board to address the discount; and, past shareholder activism, board activity, and votes on related proposals.


PREFERRED STOCK PROPOSALS [CLOSED-END FUNDS ONLY]


Adviser will vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose; other reasons management gives; and, possible dilution for common shares.





PROXY CONTESTS


Adviser will vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which the fund invests; measures taken by board to address the issue; and, past shareholder activism, board activity, and votes on related proposals.


DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION


Adviser will vote dispositions of assets/terminations/liquidations on a case-by-case basis, considering the following factors: strategies employed to save the company; the company's past performance; and, the terms of the liquidations.


AUTHORIZE BOARD TO HIRE/TERMINATE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL


Adviser will vote for proposals authorizing the board to hire/terminate subadvisers without shareholder approval.


A fund is not currently permitted to make such changes without obtaining an exemptive order, containing specific limitations and representations, from the Securities and Exchange Commission, the terms of which restrict the fund's ability to hire/terminate subadvisers arbitrarily.


DISTRIBUTION AGREEMENTS.


Adviser will generally vote for proposed distribution agreements as long as the agreements do not call for an excessive fee rate.


Distribution Agreements provide for what is commonly known as Rule 12b-1 fees, which are paid from net assets used to promote the sale of the fund's shares. These fees provide a means of allowing the fund to increase asset size and realize economies of scale.


MASTER-FEEDER STRUCTURE


Adviser will normally vote for the establishment of a master-feeder structure or the investment of fund assets in an affiliated fund.


Master-feeder structures allow the fund to invest its assets in a pooled portfolio with funds having similar investment objectives. Generally, these types of arrangements lead to certain economies of scale and result in reduced operating costs and, ultimately, enhanced shareholder value. Investments in an affiliated fund may benefit investment performance and are subject to SEC rules against excessive compensation.


MERGERS


Adviser will vote merger proposals on a case-by-case basis, considering the following factors: the resulting fee structure; the performance of both funds; and continuity of management personnel.


SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT


Adviser will vote against the establishment of a director ownership requirement.


Adviser is generally in favor of director ownership of fund shares. However, in large fund complexes, it may be impractical or undesirable for directors to own shares of each fund in the complex. Therefore, Adviser believes that the terms of such a policy should be determined by the board in conjunction with the fund's management and sponsor.


SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED


Adviser will vote against the reimbursement of expenses.



SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISER


Adviser will vote shareholders proposals to terminate the investment adviser on a case-by-case basis, considering the following factors: performance of the fund's NAV; and, the fund's history of shareholder relations.


SOCIAL AND ENVIRONMENTAL ISSUES


Adviser will generally abstain from voting on proposals dealing with other social and environmental issues in instances in which the best economic interests of Adviser' clients will not be affected positively or negatively by the determination of such an issue. In situations in which the proposal would positively affect the economic interests of Adviser' clients, Adviser will generally vote for the proposal. Conversely, in situations in which the proposal would negatively affect the economic interests of Adviser' clients, Adviser will generally vote against the proposal.


Adviser may consider the following in analyzing shareholder social proposals:

>> Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
>>   The percentage of sales, assets, and earnings affected;
>> The degree to which the company's stated position on issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
>> Whether the issues presented should be dealt with through government action or through company-specific action;
>> Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
>> Whether the company's analysis and voting recommendation to shareholders is persuasive;
>>   What other companies have done in response to the issue;
>>   Whether the proposal itself is well framed and reasonable;
>> Whether implementation of the proposal would achieve the objectives sought in the proposal; and whether the subject of the proposal is best left to the discretion of the board.

PART C.  OTHER INFORMATION.

Item 22.

(a)      (i)    Conformed Copy of Declaration of Trust of the Registrant (3);
         (ii)   Conformed Copy of Amendment No. 1 to Declaration of Trust dated
                February 3, 1992 (3);
         (iii)  Conformed Copy of Amendment No. 2 to Declaration of Trust dated
                August 25, 1994  (2);
         (iv)   Conformed Copy of Amendment No. 3 to Declaration of Trust dated
                August 25, 1994 (4);
         (v)    Conformed Copy of Amendment No. 4 to Declaration of Trust dated
                May 13, 1998 (4);
         (vi)   Conformed Copy of Amendment No. 5 to Declaration of Trust dated
                May 20, 1999 (6);
         (vii)  Conformed Copy of Amendment No. 6 to Declaration of Trust dated
                November 16, 1999 (6);
         (viii) Conformed Copy of Amendment No. 7 to Declaration of Trust dated
                May 17, 2000 (6);
         (ix)   Conformed Copy of Amendment No. 8 to Declaration of Trust dated
                February 12, 2001 (6);
         (x)    Conformed Copy of Amendment No. 9 to Declaration of Trust
                dated February 14, 2002 (7);
         (xi)   Conformed Copy of Amendment No. 10 to Declaration of Trust dated
                July 30, 2003 (8);
         (xii)  Conformed Copy of Amendment No. 11 to Declaration of Trust
                dated December 8, 2003 (9);

(b)      (i)   Copy of By-Laws of the Registrant (3);
         (ii)  Copy of Amendment No. 1 to By-Laws of Registrant (4);
         (iii) Copy of Amendment No. 2 to By-Laws of Registrant (4);
         (iv)  Copy of Amendment No. 3 to By-Laws of Registrant (4);
         (v)   Copy of Amendment No. 4 to By-Laws of Registrant (4);

(c)      (i)   Copy of Specimen Certificate for Shares of Beneficial Interest of
               the 111 Corcoran Bond Fund (1);
         (ii)  Copy of Specimen Certificate for Shares of Beneficial Interest of
               the 111 Corcoran North Carolina Municipal Securities Fund (1);
         (iii) Copy of Specimen Certificate of Shares of Beneficial Interest
               of the 111 Corcoran Equity Fund (3);

(d)      (i)   Conformed Copy of Investment Advisory Contract of the
               Registrant and Exhibit A thereto dated May 10, 2001 (6);
         (ii)  Conformed Copy of Amendment to Investment Advisory Contract
               between CCMI Funds and Commerce Capital Management, Inc. dated
               June 1, 2001 (7);
         (iii) Conformed Copy of Exhibit B of the Investment Advisory
               Contract of the Registrant dated March 1, 2002 (7);
         (iv)  Conformed Copy of Exhibit C to Investment Advisory Contract
               between CCMI Funds and Commerce Capital Management, Inc. dated
               December 8, 2003 (9);

(e) Conformed copy of Distribution Agreement of the Registrant dated as of August 4, 2003 (8);

(f) Not applicable;

(g)      (i)   Conformed Copy of Custody Agreement of the Registrant, and
               Exhibits A, B, and C, thereto (Exhibit C is Custodian Fee
               Schedule) (4);
         (ii)  Conformed Copy of Exhibit A of Custody Agreement of the
               Registrant dated March l, 2002 (7);
         (iii) Conformed Copy of Amendment to Custodian Contract between CCMI
               Funds and The Fifth Third Bank dated June 1, 2001 (7);
         (iv)  Conformed Copy of Amendment No. 1 to Exhibit 1 as revised on
               March 1, 2002 (7);
         (v)   Conformed Copy of Amendment No. 2 to Exhibit 1 is filed herewith;

(h)      (i)   Conformed Copy of Mutual Fund Services Agreement (8);
         (ii)  Conformed Copy of Amendment No. 1 to Mutual Fund Services
               Agreement is filed herewith;

(i)      (i)   Conformed Copy of Opinion of Thompson Hine LLP (9);
         (ii)  Conformed Copy of Consent of Thompson Hine LLP is filed herewith;

(j) Conformed Copy of Consent of the Independent Public Accountant is filed herewith;

(k) Not applicable;

(1) Conformed Copy of Initial Capital Understanding (3);

(m)      (i)   Conformed Copy of Shareholder Services Plan (8);
         (ii)  Conformed Copy of Exhibit A to Shareholder Services Plan for
               the Equity Fund dated September 1, 1994 (3);
         (iii) Conformed Copy of Exhibit D to the Shareholder Services Plan for
               the Bond Fund dated March 1, 2002 (7);
         (iv)  Conformed Copy of Shareholder Services Agreement, and Exhibits A,
               B, and C, thereto (5);
         (v)   Conformed Copy of Exhibit D to the Shareholder Services Agreement
               dated March 1, 2002 (7);
         (vi)  Copy of Rule 12b-1 Agreement including Exhibit A dated March 1,
               2002 (7);
         (vii) Conformed Copy of CCMI Funds Distribution Plan, including Exhibit
               A thereto (8);
         (viii)Conformed Copy of Exhibit E to Shareholder Service Plan for the
               CCMI Tax-Exempt North Carolina Bond Fund dated December 8, 2003
               (9);
         (ix)  Conformed copy of Rule 12b-1 Distribution Plan (9);

(n) Not applicable;

(o) Conformed Copy of Powers of Attorney of the Registrant and the Officers and Trustees of the Registrant (8);

(p)      (i)  Conformed Copy of Code of Ethics of Adviser (6);
         (ii) Conformed Copy of Code of Ethics of Registrant for Access Persons
              (6).
1. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-lA filed February 19, 1992

2. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 5 on Form N-lA filed October 3, 1994

3. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 6 on Form N-lA filed May 24, 1995

4. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 12 on Form N-lA filed July 21, 1998

5. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 13 on Form N-lA filed July 23, 1999

6. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 16 on Form N-lA filed July 24, 2001

7. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed on Form N-1A filed July 25, 2002

8. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed on Form N-1A filed October 1, 2003

9. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on Form N-1A filed December 31, 2003.

Item 23. Persons Controlled by or Under Common Control with Registrant

         Central Carolina Bank and Trust, a subsidiary of National Commerce Financial Company (a Bank holding company), owns a majority of the outstanding shares of each Fund and therefore the Funds may be deemed to be under common control.

Item 24.  Indemnification

(a) Article IX of the Registrant's Bylaws provides for indemnification of officers and Trustees as follows:

         Section 1. General. Every person who is or has been a Trustee or officer of the Trust and persons who serve at the Trust's request as director, officer, trustee, partner or fiduciary of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the trust (or the appropriate Series or Class, where such Trustee or officer is acting on behalf of or with respect to a single Series or Class) to the fullest extent permitted by law against liability and all expenses, including amounts incurred in satisfaction of judgments, settlements, compromises, fines, penalties, and counsel fees reasonable incurred or paid by him in connection with any debt, claim, action, demand, suit or proceeding of any kind, whether civil or criminal, in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a director, officer, trustee, partner or fiduciary of another corporation, partnership, joint venture, trust or other enterprise at the request of the Trust; provided that the Trust shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the Board of Trustees.

         Section 2. No Indemnification. No indemnification shall be provided hereunder to a Trustee or officer against any liability to the Trust or any Series or Class or the Shareholders of any Series or Class by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Section 3. Conditions for Indemnification. Except as provided in
Section 4 hereof, in the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, unless a reasonable determination based upon a factual review has been made by a majority vote of a quorum of non-party trustees who are not interested persons of the Trust, or by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

         Section 4. Advancement of Expenses. The Trust shall pay the expenses incurred in the defense of a proceeding in advance of its final disposition (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) if at least one of the following conditions is fulfilled: (i) the indemnitee provides security for his undertaking, (ii) the Trust or any relevant Series or Class is insured against any loss arising by reason of any lawful advance; or (iii) a majority of a quorum of disinterested non-party trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

         Section 5. Non-Exclusivity. Nothing contained in this Article shall affect any rights to indemnification to which Trustees, officers or any other persons may be entitled by contract or otherwise by law, nor the power of the Trust to purchase and maintain insurance on their behalf.

(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) Pursuant to the Distribution Agreement with Unified Financial Securities, Inc., the Fund agrees to indemnify and hold harmless the Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of the Distributor against any loss, damage or expense (including the reasonable costs of investigation) reasonably incurred by any of them in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of the Distributor's duties or from the reckless disregard by any of such persons of the Distributor's obligations and duties under this Agreement, for all of which exceptions the Distributor shall be liable to the Fund. The Fund will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

In order that the indemnification provisions contained in Paragraph 9 of the Distribution Agreement shall apply, it is understood that if in any case the Fund may be asked to indemnify the Distributor or any other person or hold the Distributor or any other person harmless, the Fund shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the Distributor will use all reasonable care to identify and notify the Fund promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Fund. The Fund shall have the option to defend the Distributor and any such person against any claim which may be the subject of this indemnification, and in the event that the Fund so elects it will so notify the Distributor, and thereupon the Fund shall take over complete defense of the claim, and neither the Distributor nor any such person shall in such situation initiate further legal or other expenses for which it shall seek indemnification under this Paragraph 9. The Distributor shall in no case confess any claim or make any compromise in any case in which the Fund will be asked to indemnify the Distributor or any such person except with the Fund's written consent.

Notwithstanding any other provision of the Distribution Agreement, the Distributor shall be entitled to receive and act upon advice of counsel (who may be counsel for the Fund or its own counsel) and shall be without liability for any action reasonably taken or thing reasonably done pursuant to such advice, provided that such action is not in violation of applicable federal or state laws or regulations.

(d) Section 8.1 of the Registrant's Custodian Agreement provides for indemnification of officers and Trustees as follows:

         8.1 Indemnification. The Trust shall indemnify and hold harmless the Custodian and any sub-custodian appointed pursuant to Section 3.3 above, and any nominee of the Custodian or of such sub-custodian from and against any loss, damage, cost, expense (including attorneys' fees and disbursements), liability (including, without limitation, liability arising under the Securities Act of 1933, the 1934 Act, the 1940 Act, and any state or foreign securities and/or banking laws) or claim arising directly or indirectly (a) from the fact that Securities are registered in the name of any such nominee, or (b) from any action or inaction by the Custodian or such sub-custodian (i) at the request or direction of or in reliance on the advice of the Trust, or (ii) upon Proper Instructions, or (c) generally, from the performance of its obligations under this Agreement or any sub-custody agreement with a sub-custodian appointed pursuant to Section 3.3 above or, in the case of any such sub-custodian, from the performance of its obligations under such custody agreement, provided that neither the Custodian nor any such sub-custodian shall be indemnified and held harmless from and against any such loss, damage, cost, expense, liability or claim arising from the Custodian's or such sub-custodian's negligence, bad faith or willful misconduct.

(e) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Massachusetts law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 25. Business and Other Connections of Investment Adviser:

The Registrant's investment adviser has engaged in no other business of a substantial nature during the past two years. The following describes all other business of a substantial nature in which officers and directors of the Registrant's investment adviser have engaged during the past two years:

Mr. R. Grattan Brown
Attorney at Law
Glankler Brown
One Commerce Square
Memphis TN   38103

Mr. Neely W. Mallory President
The Mallory Group (a distribution company)
4294 Swinnea Road
Memphis, TN  38118



Mr. David T. Popwell Senior Vice President
National Commerce Financial Corporation
One Commerce Square
Memphis, TN  38103

Lester W. Edwards
Senior Vice President
National Commerce Financial Corporation
Wealth Management Division
1414 Raliegh Road
Chapel Hill, NC  27517

Christopher J. Ward
Senior Vice President
NBC Wealth Management
850 Ridgelake Boulevard
Memphis, TN  38120


Item 26. Principal Underwriters:

(a) Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, is the Registrant's principal underwriter (the "Underwriter). Unified Financial Securities, Inc. is also the underwriter for the American Pension Investors Trust, AmeriPrime Funds, AmeriPrime Advisors Trust, Ancora Funds, CCMI Funds, Lindbergh Funds, Runkel Funds, the Sparrow Funds, TANAKA Funds, TrendStar Investment Trust, Unified Series Trust and Weldon Capital Funds.

(b) Information with respect to each director and officer of Unified Financial Securities, Inc.:

---------------------------------------- -------------------------------------- --------------------------------------
          Name and Principal                     Positions and Offices                     Positions with
           Business Address                        with Underwriter                       Offices with Fund
---------------------------------------- -------------------------------------- --------------------------------------
Mark C. Lewis                            Vice President                         None
431 North Pennsylvania Street
Indianapolis, Indiana 46204
---------------------------------------- -------------------------------------- --------------------------------------
Stephen D. Highsmith, Jr.                Director,   President   and   CEO   &  None
431 North Pennsylvania Street            Secretary
Indianapolis, Indiana 46204
---------------------------------------- -------------------------------------- --------------------------------------
Thomas G. Napurano                       Executive Vice President and CFO       Treasurer
431 North Pennsylvania Street
Indianapolis, Indiana 46204
---------------------------------------- -------------------------------------- --------------------------------------
Lynn E. Wood                             Director and Chairman                  None
431 North Pennsylvania Street
Indianapolis, Indiana 46204
---------------------------------------- -------------------------------------- --------------------------------------
Karyn E. Cunningham                      Controller                             None
431 North Pennsylvania Street
Indianapolis, Indiana 46204
---------------------------------------- -------------------------------------- --------------------------------------

(c) Not applicable.

Item 27. Location of Accounts and Records:

         Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by:

         Registrant                                431 North Pennsylvania Street
                                                   Indianapolis, Indiana 46204

         Fifth Third Bank                          38 Fountain Square Plaza
         (Custodian)                               Cincinnati, OH  45263

         Unified Fund Services, Inc.               431 North Pennsylvania Street
         (Transfer Agent)                          Indianapolis, Indiana 46204.

         Commerce Capital Management, Inc.         850 Ridgelake Boulevard
         (Adviser)                                 #101, Memphis, TN 38120

Item 28. Management Services: Not applicable.

Item 29. Undertakings:

         Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, CCMI FUNDS, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and State of Ohio, on the 2 day of August, 2004.

                                                              CCMI FUNDS


                                                   By: /s/ Donald Mendelsohn
                                                     ------------------------
                                                      Donald S. Mendelsohn,
                                                      Attorney-in-Fact


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:



Timothy L. Ashburn* Trustee                       *By:  /s/ Donald Mendalsohn
Stephen A. Little,* Trustee                            Donald S. Mendelsohn,
Gary E. Hippenstiel,* Trustee                          Attorney-in-Fact
Ronald C. Tritschler,* Trustee                         August 2, 2004
Daniel Condon,* Trustee



_/s/ Anthony J. Ghoston ____                           August 2, 2004
Anthony J. Ghoston, President

___/s/ Thomas_Napurano_____                           August _2, 2004
Thomas G. Napurano, Treasurer
and Chief Financial Officer

                                           EXHIBIT INDEX

1.  Consent of Thompson Hine LLP......................................EX-99.23.i
2.  Consent of the Independent Public Accountant......................EX-99.23.j